Exhibit 10.29

SECOND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

(MEZZANINE LOAN)

THIS SECOND OMNIBUS AMENDMENT TO LOAN DOCUMENTS (MEZZANINE LOAN) (this “Amendment”) is made and entered into as of December 15, 2010, by and between GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (“Lender”), and W2007 EQUITY INNS SENIOR MEZZ, LLC, a Delaware limited liability company (“Borrower”).

RECITALS

A. Lender (through Bank of America, National Association, successor by merger to LaSalle Bank National Association, a national banking association, in its capacity as custodian (the “Custodian”)) is the current “Lender,” and Borrower is the current “Borrower,” pursuant to a Loan Agreement dated as of October 25, 2007, between Borrower and Lender (the “Original Loan Agreement”), as amended by an Omnibus Amendment to Loan Documents (Mezzanine A) dated as of April 2, 2008, between Borrower and Lender (the “First Omnibus Amendment”), The Original Loan Agreement, as modified by the First Omnibus Amendment, is referred to herein as the “Loan Agreement.” Capitalized terms used and not defined in this Amendment shall have the same meanings that are given to such terms in the Loan Agreement. Pursuant to the terms of the Loan Agreement, Lender has made a loan to Borrower (the “Loan”), for the purposes described in the Loan Agreement.

B. Borrower and Lender desire to modify the Loan Agreement and the other Loan Documents upon the terms and conditions set forth in this Amendment.

C. Contemporaneously herewith, Mortgage Lender and Mortgage Borrower are entering into the Third Omnibus Amendment to Loan Documents in the form of Exhibit D hereto (the “Mortgage Loan Amendment”).

D. This Amendment, and all documents executed pursuant hereto, are Loan Documents as such term is defined in the Loan Agreement.

AGREEMENT

NOW, THEREFORE, with reference to the foregoing Recitals and in consideration of the mutual covenants and agreements contained in this Amendment, and for other valuable consideration, receipt of which is acknowledged, Borrower and Lender hereby agree as follows:

1. Recitals; Waiver; Representations.

1.1 Recitals. Lender and Borrower acknowledge and agree that the above statements of fact set forth in the Recitals are true and correct.

1.2 Prior Defaults. Borrower and Lender hereby acknowledge and agree that the following Defaults or Events of Default exist prior to the Modification Closing Date (collectively, the “Prior Defaults”): (i) the existing Maturity Date of the Loan occurred on November 4, 2010 and the Indebtedness was not repaid; and (ii) Borrower failed to deliver an unqualified auditor’s opinion in connection with the audited financial statements that were delivered to Lender on November 5, 2010 in accordance with the requirements of the Loan Agreement. Upon the occurrence of the Modification Closing Date, Lender hereby permanently waives each of the Prior Defaults in their entirety. For purposes of clarification, Lender’s waiver of the Prior Defaults identified above are one-time waivers only and shall not create any implication that (a) no other Defaults or Events of Default exist, or (b) Lender has waived strict compliance with any provisions of the Loan Documents in the future (for example, Borrower shall remain obligated to deliver unqualified auditor’s opinions in the future under applicable provisions of the Loan Agreement). Lender also waives the default alleged in Mortgage Lender’s letter to Borrower dated as of April 22, 2010, with respect to Property Owner’s failure to provide documentary evidence of completion of Required Reserve Expenditures under Approved Franchise Agreements, and waives any Default or Event of Default arising from Property Owner’s failure to provide such documentary evidence (although Lender does not waive Borrower’s obligation to comply with all requirements under Approved Franchise Agreements). To the actual knowledge of Lender, without any independent investigation, Lender is not currently aware of any Defaults or Events of Default (other than the Prior Defaults identified above to be waived as of the Modification Closing Date, and other than any Defaults or Events of Default that may arise from matters disclosed by Borrower in Schedule 1.3 and Exhibit E attached to the Mortgage Loan Amendment) existing as of the date of execution hereof (provided that nothing herein shall be construed to estop Lender from enforcing any Defaults or Events of Default of which Borrower has knowledge, whether or not disclosed herein).

1.3 Borrower Representations. Borrower hereby represents and warrants to Lender that: (a) on the Modification Closing Date (i.e., after giving effect to this Amendment), (i) no Event of Default will exist, and (ii) to Borrower’s knowledge, other than any Defaults that may arise from matters disclosed in letters received in connection with the Approved Franchise Agreements for the Mortgaged Properties set forth on Schedule 1.3 to the Mortgage Loan Amendment (copies of which have been or shall be delivered to Lender), no Default will exist; (b) except as set forth on the original Exception Report and on Exhibit E attached to the Mortgage Loan Amendment (which Exception Report shall be deemed to include the information set forth on such Exhibit E), and as otherwise specifically disclosed in this Amendment, all representations and warranties of Borrower contained in the Loan Agreement or in any of the other Loan Documents (as the Loan Documents and such other Loan Documents are amended hereby) are true and correct as of the date hereof in all material respects, except (i) to the extent such representations and warranties expressly relate to an earlier date (other than the Closing Date), such representations and warranties shall be reaffirmed as of such earlier date, and (ii) to the extent that any of such representations or warranties by their terms are limited to Borrower’s knowledge, such reaffirmation shall also be limited to Borrower’s knowledge; (c) there have been no changes to the organizational or governing documents of Borrower or any other party (other than Lender) to the Loan Documents other than any such changes that have been previously disclosed to Lender; (d) Borrower and each other party executing this Amendment or any other Loan Documents pursuant to this Amendment have obtained all required authorizations and approvals to enter into and perform their respective obligations under this Amendment and such other Loan Documents; and (e) as of the date hereof, Property Owner has terminated all TRS Leases in accordance with Section 2.4 of the Mortgage Loan Agreement, and no TRS Lessees hold any interest in the Mortgage Loan Collateral.

2. Modifications. The Loan Documents are modified in the following respects only (to be effective as of the Modification Closing Date):

2.1 Maturity Date.

(a) Extension of Existing Maturity Date. The parties acknowledge that the existing Maturity Date of the Loan occurred on November 4, 2010. Effective as of the Modification Closing Date, the existing Maturity Date of the Loan is hereby extended to the Payment Date in November, 2012, as such date may be extended pursuant to Section 2.1(b) below, or such earlier date as may result from acceleration of the Loan during the continuance of an Event of Default in accordance with the Loan Agreement.

(b) Options to Further Extend Maturity Date. Borrower shall have three (3) successive options (each, an “Extension Option”) to further extend the Maturity Date of the Loan to, respectively, the Payment Date in November, 2013, the Payment Date in November, 2014 and the Payment Date in November, 2015 (each, an “Extension Term”), provided that (i) if any Extension Option is not exercised, or is exercised but does not become effective, as provided in this Section 2.1, such Extension Option and all subsequent Extension Options will automatically cease and terminate, and (ii) with respect to Borrower’s exercise of each Extension Option, all of the following conditions precedent must be satisfied in order for such exercise to become effective:

(1) Borrower shall deliver to Lender written notice of such extension at least thirty (30) days and not more than ninety (90) days prior to the scheduled commencement of the applicable Extension Term.

(2) No Event of Default and no monetary Default shall be continuing on either the date of such notice or immediately prior to the scheduled commencement of the applicable Extension Term.

(3) The term of the Mortgage Loan shall be extended through the end of the applicable Extension Term in accordance with Section 2.1(b) of the Mortgage Loan Amendment.

(4) On or before the scheduled commencement of the applicable Extension Term, Borrower shall have paid all reasonable out-of-pocket expenses incurred by Lender in connection with such extension, to the extent that such expenses have been timely invoiced to Borrower prior to the commencement of the applicable Extension Term (it being understood that Borrower will pay any remaining reasonable expenses incurred by Lender in connection with such extension upon receipt of invoice therefor after the extension becomes effective, and that Borrower will pay any reasonable expenses incurred by Lender in connection with any proposed extension, upon receipt of invoice therefor, whether or not such extension actually becomes effective).

(5) Borrower shall have achieved the minimum Debt Yield (as defined in Section 2.6(a) below) and minimum Mortgage Loan Note A Debt Yield (as defined in Section 2.6(a) below) specified below for the applicable Extension Term (and Borrower shall have delivered to Lender, at least thirty (30) days prior to the commencement of the applicable Extension Term, a Debt Yield Certification, as defined in Section 2.6(a) below, for purposes of the required Debt Yield or Mortgage Loan Note A Debt Yield determination):

(A) with respect to the first Extension Option, (i) a minimum Debt Yield of 7.9% for the Test Period ending August 31, 2012, and (ii) a minimum Mortgage Loan Note A Debt Yield of 12.4% for the Test Period ending August 31, 2012;

(B) with respect to the second Extension Option, (i) a minimum Debt Yield of 9.4% for the Test Period ending August 31, 2013, and (ii) a minimum Mortgage Loan Note A Debt Yield of 14.9% for the Test Period ending August 31, 2013; and

(C) with respect to the third Extension Option, (i) a minimum Debt Yield of 10.9% for the Test Period ending August 31, 2014, and (ii) a minimum Mortgage Loan Note A Debt Yield of 17.9% for the Test Period ending August 31, 2014.

For purposes of the foregoing Debt Yield and Mortgage Loan Note A Debt Yield tests, the definition of Test Period is modified to mean the 12 month period ending on the applicable date specified above (i.e., August 31, 2012, August 31, 2013 or August 31, 2014, respectively).

(6) With respect to the first Extension Option only, Borrower shall have provided to Lender no later than August 31, 2012, updated Environmental Reports and Engineering Reports for each of the Mortgaged Properties, in each case prepared by a firm or firms reasonably acceptable to Lender.

(c) No Other Options to Extend. Borrower shall have no further options to extend the Maturity Date other than as set forth above in this Section 2.1. Section 1.2(b) of the Loan Agreement is hereby deleted. “Extension Term” as used in the Loan Agreement and the other Loan Documents shall have the definition given above in this Section 2.1.

2.2 Compliance with Mortgage Loan Amendment. Borrower shall cause Property Owner to comply with the Mortgage Loan Agreement as modified by the Mortgage Loan Amendment. Without limiting the foregoing, Borrower shall cause Property Owner to comply with the provisions of the Mortgage Loan Amendment relating to cash management and reserve accounts; required repayments of the Mortgage Loan; the provision of an interest rate cap agreement to the Mortgage Lender; and the prohibition against certain payments and distributions.

2.3 Intentionally Omitted.

2.4 Interest Rate Changes. The following changes shall be effective retroactively with respect to interest rate determinations made for periods from and after (and including) November 4, 2010:

(a) Revised Definition of LIBOR. The definition of “LIBOR” in the Loan Agreement (as such defined term is used in the Loan Agreement and in this Amendment) is modified in the following respects only (and otherwise remains in effect):

(1) The phrase “one-month period” in clauses (i) and (ii) of said definition is replaced with the phrase “three-month period”;

(2) The following new clause (iv) is added immediately following the end of existing clause (iii) of said definition: “(iv) Notwithstanding the foregoing, “LIBOR” shall be deemed equal to the greater of (x) one percent (1%) per annum and (y) the LIBOR rate per annum determined in accordance with clauses (i) through (iii) above”; and

(3) In the last paragraph of said definition, the phrase “rounded upwards to the nearest multiple of 1/100 of 1%” is replaced with the phrase “rounded upwards to the next highest 1/16 of 1%”.

(b) New Definition of LIBOR Period. The following new defined term “LIBOR Period” (as such defined term is used in the Loan Agreement and in this Amendment) shall have the meaning specified below:

““LIBOR Period” means (a) for the first LIBOR Period, the period commencing November 4, 2010 and ending February 5, 2011, and (b) for each LIBOR Period thereafter, the next succeeding consecutive three (3) Interest Accrual Periods, for the term of the Loan.”

(c) Revised Definition of Interest Determination Date. The definition of “Interest Determination Date” in the Loan Agreement (as such defined term is used in the Loan Agreement and in this Amendment) is amended and restated as follows:

““Interest Determination Date” means, in connection with the determination of LIBOR for any LIBOR Period, the second Business Day preceding the 14th day of the month in which such LIBOR Period commenced.”

(d) LIBOR Breakage Amount. In connection with any voluntary or involuntary prepayment of the Loan, Borrower shall pay to Lender (which payment shall be paid to the Noteholders receiving the prepayment, in proportion to their respective prepayments) the LIBOR Breakage Amount (as defined below). As used herein, the

“LIBOR Breakage Amount” means the sum on the date of prepayment of each Libor Monthly Interest Shortfall (as defined below) for the remaining term of the then current LIBOR Period; provided, however, that no LIBOR Breakage Amount shall be due if the prepayment occurs on a Business Day falling within the last (i.e., the 3rd) Interest Accrual Period within any LIBOR Period. As used herein, the “Libor Monthly Interest Shortfall” will be calculated by Lender for each monthly Payment Date through the end of the then current LIBOR Period and means the product of (1) the prepaid principal balance of the Loan divided by 12, and (2) the positive result, if any, from (a) LIBOR (as in effect for the then current LIBOR Period), minus (b) the Libor Replacement Rate (as defined below). As used herein, the “Libor Replacement Rate” means the rate calculated by linear interpolation (rounded to one thousandth of one percent (i.e., .001%)) of the rates, as listed on Reuters Screen LIBOR01 Page as of 11:00 a.m. London Time on the second (2nd) full Eurodollar Business Day next preceding the prepayment date, of the British Bankers Association Libor Rate (rounded upward to the nearest one sixteenth of one percent) for U.S. Dollar deposits with designated maturities (one longer and one shorter) most nearly approximating the number of days remaining in the then current LIBOR Period as of the prepayment date. If Reuters (a) publishes more than one (1) such Libor rate, the average of such rates shall apply, or (b) ceases to publish such Libor rate, or if in Lender’s reasonable judgment the information contained on such page ceases to accurately reflect the rate offered by leading banks in the London interbank market as reported by any publicly available source of similar market data selected by Lender, such Libor rate shall be determined from such substitute financial reporting service as Lender in its discretion shall determine. As used herein, “Eurodollar Business Day” shall mean any Business Day on which banks in the City of London are generally open for interbank or foreign exchange transactions.

(e) Spreads.

(1) Spread. The term “Spread”, as such term is used in the Loan Agreement and the other Loan Documents, is hereby amended to mean the following, during the periods specified:

Loan Period:	Spread:

12 month period from and after (and including) November 4, 2010	8.00%

12 month period from and after (and including) the Payment Date occurring in November, 2011	8.50%

12 month period from and after (and including) the Payment Date occurring in November, 2012	9.50%

24 month period from and after (and including) the Payment Date occurring in November, 2013	10.00%

(2) Mortgage Loan Spreads. Lender and Borrower acknowledge and agree that the “Spread” pursuant to the Mortgage Loan Agreement shall be as set forth in the Mortgage Loan Amendment.

(f) Retroactive Application to November 4, 2010. The interest owing on the Loan during the period from and after (and including) November 4, 2010 to the Modification Closing Date shall be determined retroactively (taking into account the revisions set forth in this Section 2.4). In consideration of the above retroactive application of such interest rates, any default interest or late penalties that may have accrued on the Loan Amount prior to the Modification Closing Date are hereby waived by Lender.

2.5 Intentionally Omitted.

2.6 Debt Yield.

(a) Definitions. As of the Modification Closing Date, the defined term “Debt Yield” and the new defined terms “Mortgage Loan Note A Debt Yield”, Quarterly Minimum Debt Yield” and “Deferral Period” shall have the respective meanings set forth in the Mortgage Loan Amendment.

(b) Borrower shall deliver to Lender, within forty-five (45) days following the end of each Fiscal Quarter, a Debt Yield Certification for such Fiscal Quarter. Lender will have up to thirty (30) days following receipt of a Debt Yield Certification to review and verify the same.

2.7 Interest Deferral.

(a) Deferral of Interest Payments on the Loan. The payment of all interest on the Loan that accrues during any Deferral Period shall be deferred until the Mortgage Loan Indebtedness is paid in full (and Borrower shall not cause or permit any such interest payments to be made on the Loan until the Mortgage Loan Indebtedness is paid in full). During any period other than a Deferral Period, any disbursements made from the Cash Management Account pursuant to Section 3.2(b)(v) of the Mortgage Loan Agreement (as amended and restated in Section 2.12(e) of the Mortgage Loan Amendment), shall be utilized to pay the full current interest payments that become due on the Loan (but not any previously deferred interest, which shall continue to be deferred until the Indebtedness is paid in full). Accrued and unpaid interest shall accrue during, and be deemed to have been added to the Principal Indebtedness on the last day of, each Fiscal Year.

(b) Payments on the Loan. Other than payments to Lender of Net Proceeds and Excess Capital Event Proceeds that are specifically permitted under

Sections 2.10 and 2.11 of the Mortgage Loan Amendment, the payment of current interest pursuant to Section 2.7(a) above, and the capitalization of deferred interest pursuant to Section 2.7(a) above, Borrower shall not cause or permit any voluntary or involuntary payments on the Loan to be made until after the Mortgage Loan Indebtedness is paid in full.

2.8 G&A Expenses. As used herein, “G&A Expenses” shall mean Borrower’s and Property Owners’ general and administrative overhead expenses, which include an asset management fee payable monthly to Archon Group, L.P. or its permitted successors and assigns (the “Archon Asset Management Fee”). The following provisions shall apply to G&A Expenses:

(a) Borrower shall submit to Lender for its review and approval at least fifteen (15) days prior to the commencement of each calendar year an annual budget of G&A Expenses including the Archon Asset Management Fee (such budget as approved by Lender, together with any changes thereto approved by Lender, is referred to herein as the “Approved G&A Budget”). Lender may disapprove any such proposed annual budget or portion thereof (or proposed change thereto) that fails to comply with the specific requirements of this Section 2.8 or any other applicable provisions of the Loan Documents, but shall not otherwise unreasonably withhold its consent.

(b) Borrower shall not permit Property Owner to utilize any income or proceeds of the Mortgage Loan Collateral to pay for G&A Expenses, except that G&A Expenses that are allowed under an Approved G&A Budget shall be paid solely as and to the extent permitted by the Mortgage Loan Amendment.

(c) No G&A Expenses (other than the Archon Asset Management Fee) shall be paid to Affiliates of Borrower.

(d) The Archon Asset Management Fee shall be subject to the following restrictions:

(1) Borrower represents to Lender that (i) the Archon Asset Management Fee is owing pursuant to that certain Asset Management Agreement dated as of October 25, 2007, between W2007 Grace I, LLC, and Archon Group, L.P. (the “Asset Management Agreement”), (ii) the Asset Management Agreement is the entire agreement governing the Asset Management Fee, and (iii) the Asset Management Agreement and the Asset Management Fee are and will continue to be based on asset management services provided for the Mortgaged Properties and the Encumbered Properties only. Borrower will provide Lender with copies of any amendments to or replacements of the Asset Management Agreement so that Lender may verify compliance with the requirements of this Section.

(2) The total Archon Asset Management Fee (including both paid portions and deferred portions as provided below) for each calendar year shall be limited as follows: (i) the total Archon Asset Management Fee for calendar year 2011 shall not exceed $6,600,000, or such lower amount that may be set forth in the Approved G&A Budget; (ii) the total Archon Asset Management Fee for calendar year 2012 may not increase by more than five percent (5%) over the total Archon Asset Management Fee for calendar year 2011; and (iii) the total Archon Asset Management Fee for any subsequent calendar year after 2012 (until the Indebtedness is paid in full) shall not increase by more than five percent (5%) over the total Archon Asset Management Fee for the immediately preceding calendar year. The foregoing percentage limitations are not cumulative (i.e., they apply to each calendar year independently). The foregoing maximum annual amounts shall be equitably adjusted to take into account the effect of sales or other dispositions of the Mortgaged Properties and the Encumbered Properties, at such times as Borrower has sold or otherwise disposed of 25%, 50% and 75%, respectively, of the aggregate value of the Mortgaged Properties and the Encumbered Properties (for purposes of determining aggregate value under this sentence only, the proportionate values of the Mortgaged Properties and the Encumbered Properties shall be deemed to be the percentages set forth on Schedule 2.8(d)(2) of the Mortgage Loan Amendment.

(3) The payment of fifty percent (50%) of the monthly Archon Asset Management Fee that accrues during any Deferral Period shall be deferred until the Indebtedness is paid in full. During any period other than a Deferral Period, Borrower may permit Property Owner to pay the monthly amount of the approved Archon Asset Management Fee then due (but not any previously deferred amounts, which shall continue to be deferred until the Indebtedness is paid in full).

2.9 Financial Reporting.

(a) Financial Statements. Sections 5.12, 5.13 and 5.14 of the Loan Agreement are hereby amended and restated in their entirety as follows:

“5.12. Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each Fiscal Year, Borrower shall furnish to Lender consolidated financial statements of W2007 Grace I, LLC, including a consolidated balance sheet as of the end of such Fiscal Year, together with the related consolidated statements of operations, changes in equityholders’ capital and cash flows for such Fiscal Year, audited by a “Big Four” accounting firm (or another independent accounting firm of national repute reasonably approved by Lender) whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP and shall not be qualified as to the scope of the audit or as to the status of W2007 Grace I, LLC as a going concern. Together with the annual financial statements, Borrower shall furnish to Lender:

(i) an annual report for the most recently completed Fiscal Year, describing Capital Expenditures (stated separately with respect to any project costing in excess of $500,000); and

(ii) such other information as Lender shall reasonably request.

5.13. Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each Fiscal Quarter (including year-end), Borrower shall furnish to Lender unaudited consolidated financial statements of W2007 Grace I, LLC, including consolidated balance sheets as of the end of such Fiscal Quarter and the related statements of operations and changes in equityholders’ capital for such Fiscal Quarter and for the portion of the Fiscal Year ending with such Fiscal Quarter, which statements shall be accompanied by an Officer’s Certificate certifying that the same are true and correct and were prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end adjustments. Each such quarterly report shall be accompanied by the following:

(i) a statement in reasonable detail which calculates Net Operating Income for each of the Fiscal Quarters in the Test Period ending in such Fiscal Quarter, in the case of each such Fiscal Quarter, ending at the end thereof;

(ii) then current franchise reports, average daily room rates and occupancy reports; and

(iii) such other information as Lender shall reasonably request.

5.14. Monthly Financial Statements. Borrower shall furnish within 30 days after the end of each calendar month (i) unaudited operating statements (including a profit and loss statement) for each Mortgaged Property and Encumbered Property for such month and for the portion of the Fiscal Year ending with such month, (ii) unaudited consolidated financial statements of W2007 Grace I, LLC, including consolidated balance sheets as of the end of such month and the related statements of operations and changes in equityholders’ capital for such month and for the portion of the Fiscal Year ending with such month, and (iii) a statement of updated reserve balances for the Encumbered Property Indebtedness, which statements shall be accompanied by an Officer’s Certificate certifying that the same are true and correct and were prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end adjustments. Each such monthly report shall be accompanied by the following:

(i) then current franchise reports, STR reports, average daily room rates and occupancy reports; and

(ii) such other information as Lender shall reasonably request.”

(b) Annual Budgets. Section 5.17 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“5.17 Annual Budget. At least 15 days prior to the commencement of each Fiscal Year during the term of the Loan, Borrower shall deliver to Lender an Annual Budget for the Mortgaged Properties and the Encumbered Properties prepared by Property Owner in good faith for the ensuing Fiscal Year and, promptly after preparation thereof, any subsequent revisions thereto. Further, at least 30 days after the occurrence of any Event of Default (provided that such Event of Default is then continuing), Borrower shall deliver to Lender an Annual Budget for the Mortgaged Properties and the Encumbered Properties prepared by Property Owner in good faith for such period of time as Lender may designate, and, promptly after preparation thereof, any subsequent revisions thereto. Each such Annual Budget, and any revisions thereto, shall be subject to Lender’s approval until the Indebtedness is repaid in full, which approval (so long as no Event of Default then exists and is continuing) shall not be unreasonably withheld, conditioned or delayed. Such Annual Budget, as so approved by Lender, is referred to herein as an “Approved Annual Budget.””

2.10 Mortgaged Property Releases.

(a) Definitions. As of the Modification Closing Date, (i) the existing defined terms “Aggregate Allocated Loan Amount,” “Loan Amount,” “Mortgage Loan Amount,” “Minimum Release Price,” and “Release Price” (as used in the Loan Agreement and this Amendment) are amended and restated as follows, and (ii) the new defined terms “Modification Closing Date” and “Second Omnibus Amendment” (as used in the Loan Agreement and this Amendment) shall have the meanings stated below:

“Aggregate Allocated Loan Amount” means, with respect to each Mortgaged Property, the sum of the portions of the Loan Amount and the Mortgage Loan Amount that are allocated to such Mortgaged Property, as set forth on the revised Schedule E to the Loan Agreement attached as Exhibit A to the Second Omnibus Amendment.

“Loan Amount” shall mean $83,251,255.80 (which is the aggregate principal balance of the Loan, as of the Modification Closing Date).

“Minimum Release Price” shall mean, with respect to each Mortgaged Property, the product of (i) one hundred five percent (105%), and (ii) the Aggregate Allocated Loan Amount for such Mortgaged Property. For purposes of calculating the Minimum Release Price of multiple Mortgaged Properties that are to be released from the Liens of the Mortgage Loan Documents on the same day, such Mortgaged Properties shall be treated as if they were released sequentially. If Loss Proceeds in respect of any Mortgaged Property are applied towards Mortgage Loan Indebtedness as and to the extent permitted under the Mortgage Loan Agreement, then the Minimum Release Price with respect to such Mortgaged Property shall be reduced by the amount as applied on a dollar-for-dollar basis.

“Modification Closing Date” shall have the meaning given to such term in Section 4 of the Second Omnibus Amendment.

“Mortgage Loan Amount” shall mean $946,556,929.39 (which is the aggregate principal balance of the Mortgage Loan on the Modification Closing Date, after the required $10,000,000 principal payment under Section 2.2(a) of the Mortgage Loan Amendment).

“Mortgage Loan Note A” means “Note A” as defined in the Mortgage Loan Amendment.

“Release Price” shall mean, with respect to the permitted Transfer of any Mortgaged Property, the greater of (i) one hundred percent (100%) of the Net Proceeds from the Transfer of such Mortgaged Property, or (ii) the Minimum Release Price.

“Second Omnibus Amendment” means that certain Second Omnibus Amendment to Loan Documents dated as of December     , 2010.

(b) New Schedule E. Schedule E to the Loan Agreement (Aggregate Allocated Loan Amounts) is hereby replaced by the new Schedule E attached as Exhibit A to this Amendment. Lender and Borrower acknowledge that the Aggregate Allocated Loan Amounts in the new Schedule E attached to this Amendment are based upon the revised Loan Amount and the revised Mortgage Loan Amount as stated above in this Section 2.10.

(c) Release Price Payments For Mortgaged Properties. Section 2.2(a)(ii) of the Loan Agreement is deleted in its entirety, and superseded by this Section 2.10(c).

(1) As used in this Section 2.10(c), the term “Pro Rata Payment Conditions” shall mean both of the following: (i) the aggregate outstanding principal balance of Mortgage Loan Note A shall be equal to or less than $600,000,000 (taking into account the portion of the Release Price applied to principal prepayment in connection with such release); and (ii) with respect to the most recent Test Period preceding the proposed release, Property Owner shall have achieved a minimum Debt Yield of 13% (after appropriate adjustments (x) to include only Operating Income and Operating Expenses attributable to the Mortgaged Properties remaining after the release, and (y) to take into account principal prepayments made through the date of the release, including the Release Price to be applied to principal prepayment in connection with such release, for purposes of determining the Principal Indebtedness and the Mortgage Loan

Principal Indebtedness). The foregoing determination shall be made independently with respect to each proposed release of a Mortgaged Property. Borrower shall deliver to Lender, at least thirty (30) days prior to any proposed release of a Mortgaged Property, a Debt Yield Certification for purposes of the above Debt Yield determination.

(2) If at any time a release of any Mortgage is proposed with respect to a Transfer of a Mortgaged Property, Borrower shall (as a condition to such release being permitted hereunder) pay the Release Price to Mortgage Lender and (if applicable) to Lender in the proportions stated in Section 2.10©(2)(A) or Section 2.10(c)(2)(B) below, as applicable:

(A) If either of the Pro Rata Payment Conditions will not be satisfied as of the occurrence of the proposed release and the payment of the applicable Release Price, Borrower shall cause all of the Release Price to be paid to Mortgage Lender (and none of the Release Price shall be paid to Lender); or

(B) If both of the Pro Rata Payment Conditions will be satisfied as of the occurrence of the proposed release and the payment of the applicable Release Price, Borrower shall pay the Release Price to Lender and Mortgage Lender in proportion to the outstanding principal balances of the Loan and the Mortgage Loan as of the date of payment, in which case (i) the portion of the Release Price paid to Lender shall be applied to the outstanding principal balance of the Loan, and (ii) the portion of the Release Price paid to Mortgage Lender shall be applied to the outstanding principal balance of the Mortgage Loan.

(3) Notwithstanding anything contained herein to the contrary, Borrower shall not permit Property Owner to release any Mortgage unless the full Release Price for the applicable Mortgaged Property encumbered by such Mortgage is paid to Mortgage Lender and, if applicable, Lender (even if the Net Proceeds are less than the Release Price), and if any amount is paid to Lender in accordance herewith Borrower concurrently pays (i) the LIBOR Breakage Amount under Section 2.4(d) above and (ii) the amount of interest theretofore accrued but unpaid in respect of the principal amount so prepaid and permitted to be paid at such time pursuant to the terms of the Mortgage Loan. Borrower may provide additional funds from another source (i.e., other than Net Proceeds, Collateral Accounts or revenue or proceeds of the Mortgage Collateral) to make up any shortfall between the Net Proceeds and the Minimum Release Price.

(d) Conforming Revisions. Notwithstanding anything in the Loan Documents to the contrary, from and after the Modification Closing Date, (i) the terms “Excess Transfer Proceeds,” “Mezzanine A Loan Percentage,” “Release Price Deficit,” “Spread Maintenance Amount,” “Spread Maintenance Period,” and “DSCR Threshold” shall have no further application, and (ii) neither Borrower not Property Owner shall have any right to receive or retain any portion of Net Proceeds from any Transfer of the Mortgaged Properties. Section 2.2(c) of the Loan Agreement is hereby deleted in its entirety.

2.11 Encumbered Property Capital Events. Section 2.5(a) of the Loan Agreement is deleted in its entirety, and superseded by this Section 2.11.

(a) Encumbered Property Pro Rata Payment Conditions. As used in this Section 2.11, with respect to any Capital Event affecting an Encumbered Property, the term “Encumbered Property Pro Rata Payment Conditions” shall mean both of the following: (i) the aggregate outstanding principal balance of Mortgage Loan Note A shall be equal to or less than $600,000,000 (taking into account the Excess Capital Event Proceeds to be applied to the outstanding principal balance of Mortgage Loan Note A in connection with such Capital Event); and (ii) with respect to the most recent Test Period preceding the occurrence of the Capital Event, Borrower shall have achieved a minimum Debt Yield of 13% (with appropriate adjustment take into account principal prepayments made through the date of the Capital Event, including the amount to be applied to principal prepayment in connection with such Capital Event, for purposes of determining the Principal Indebtedness and the Mortgage Loan Principal Indebtedness). The foregoing determination shall be made independently with respect to each Capital Event involving an Encumbered Property. Borrower shall deliver to Lender, at least thirty (30) days prior to any proposed Capital Event with respect to an Encumbered Property, a Debt Yield Certification for purposes of the above Debt Yield determination.

(b) Payment of Excess Capital Event Proceeds. If at any time a Capital Event shall occur with respect to any of the Encumbered Properties:

(1) If either or both or both of the Encumbered Property Pro Rata Payment Conditions will not be satisfied as of the occurrence of the Capital Event and the payment of the applicable Excess Capital Event Proceeds, Borrower shall cause all of the Excess Capital Event Proceeds to be paid to Mortgage Lender; or

(2) If both of the Encumbered Property Pro Rata Payment Conditions will be satisfied as of the occurrence of the Capital Event and the payment of the applicable Excess Capital Event Proceeds, Borrower shall cause all of the Excess Capital Event Proceeds to be paid to Lender and Mortgage Lender as principal payments on the Loan and the Mortgage Loan in proportion to their respective outstanding principal balances as of the date of payment, in which case (i) the portion of the Excess Capital Event Proceeds paid to Lender shall be applied to the outstanding principal balance of the Loan, and (ii) the portion of the Excess Capital Event Proceeds paid to Mortgage Lender shall be applied to the outstanding principal balance of the Mortgage Loan.

2.12 Revised Schedule of Alcoholic Beverage Permit Holders. Schedule C attached to the Loan Agreement, pursuant to Section 4.32(b) of the Loan Agreement, is hereby deleted and replaced with the amended and restated Schedule C attached as Schedule 2.18 to the Mortgage Loan Amendment (which Schedule is incorporated herein by this reference).

2.13 Guaranties.

(a) Guaranty Amendment. On the Modification Closing Date, the Operating Partnership and Sponsor (collectively, “Guarantors”) will each execute and deliver to Lender a First Amendment to Guaranty of Recourse Obligations (Mezzanine Loan) in the form(s) attached as Exhibit B to this Amendment (the “Guaranty Amendment”).

2.14 Revised Schedule of Material Agreements. Schedule D attached to the Original Loan Agreement, pursuant to Section 4.14(c) of the Loan Agreement, is hereby deleted and replaced with the amended and restated Schedule D attached as Schedule 2.19 to the Mortgage Loan Amendment (which Schedule is incorporated herein by this reference).

2.15 Restrictions on Acquisitions of Further Mortgaged Properties and Encumbered Properties, and Financing of Encumbered Properties. Notwithstanding anything in the Loan Documents to the contrary, from and after the Modification Closing Date: (i) without the prior written consent of Lender in its sole discretion, Borrower shall have no right to (and shall not) cause or permit the acquisition of any additional Mortgaged Properties or Encumbered Properties; (ii) except with respect to the acquisition of Encumbered Property Indebtedness by Borrower or any Affiliate of Borrower from funds that are not subject to the restrictions set forth in the Loan Agreement (as amended by this Amendment) and which such purchaser immediately extinguishes (without any new Lien being placed on the Encumbered Property, so that the Encumbered Property is held free and clear of any Encumbered Property Indebtedness), without the prior written consent of Lender in its sole discretion, Borrower shall have no right to (and shall not) cause or permit Borrower or any Affiliate of Borrower to hold any interest in any Encumbered Property Indebtedness (and Borrower represents to Lender that neither Borrower nor any Affiliate of Borrower holds any interest in any Encumbered Property Indebtedness as of the Modification Closing Date); and (iii) without the prior written consent of Lender to the terms thereof (which shall not be unreasonably withheld or delayed), Borrower shall not cause or permit any modification or refinancing of any Encumbered Property Indebtedness; provided, however, that if (x) (1) such modification or refinancing is entered into on market terms with a third party lender (not an Affiliate of Borrower), (2) any additional paydown amounts or required reserves (except to the extent already held in reserves with respect to such Encumbered Property or Lender reasonably approves otherwise) will come from funds that are not subject to the restrictions set forth in the Loan Agreement (as amended by this Amendment), (3) no additional security interests (other than the security interests that were granted under the current Encumbered Property Indebtedness) will be granted in connection with such modification or refinancing, (4) Borrower provides Lender with notice of all material terms of such modification or refinancing, and (5) where the principal outstanding indebtedness after such refinancing or modification exceeds 100% of the principal outstanding indebtedness that existed under such Encumbered Property Indebtedness as of the Modification Closing Date, the principal outstanding indebtedness after such modification or refinancing does not exceed the lesser of (a) a principal outstanding indebtedness amount that would result in a debt yield that is 10% based on the trailing twelve (12) month operating income generated by the collateral subject to such indebtedness or (b) 115% of the principal outstanding indebtedness that existed under such Encumbered Property Indebtedness as of the Modification Closing Date, then (y) Lender’s consent will not be required for such modification or refinancing.

2.16 Defined Terms. All defined terms in the Loan Agreement or other Loan Documents that have been amended or restated in this Amendment shall from and after the Modification Closing Date have the amended or restated definitions contained in this Amendment. All new defined terms set forth in this Amendment (i.e., which are not currently defined terms in the Loan Agreement) are hereby added to (and incorporated by reference into) the “Definitions” set forth at the beginning of the Loan Agreement. All references to the Mortgage Loan Agreement and Mortgage Loan Documents in the Loan Agreement and other Loan Documents shall hereafter be deemed to refer to the Mortgage Loan Agreement and Mortgage Loan Documents as amended by the Mortgage Loan Amendment and the other amendments references therein and entered into on the Loan Modification Date.

3. Waivers and Release. In consideration of the parties’ agreement to amend the Loan Documents as set forth in this Amendment, Borrower and, by executing the Consents attached hereto, Guarantors and Pillar Hotel and Resorts, L.P. (formerly known as Archon Hospitality, L.P.) (collectively, “Releasors”) agree as follows:

3.1 Releasors, acting on behalf of themselves, their constituent members, and their successors and assigns, and any entities controlled by any of them, release and forever discharge Lender (and each of them), and their respective direct and indirect owners, parents, affiliates, subsidiaries, successors in interest, transferees, assigns, officers, directors, employees, managers, attorneys, accountants, agents, and servants, and each of them, in all capacities, including individually (collectively “Lender Parties”) from any and all actions, liabilities, liens, debts, damages, claims, suits, judgments, executions and demands of every kind, nature and description (collectively, “Claims”) that Releasors, their constituent members, and their successors and assigns, and any entities controlled by any of them may have or hereafter may acquire against Lender Parties arising out of or in connection with the Loan, the Loan Documents, any actions taken by Lender (or any of them) in connection with the Loan or in the exercise of their rights and remedies under the Loan Documents, or any other dealings between the Lender Parties (or any of them) and Releasors, their constituent members, or their successors and assigns, or any entities controlled by any of them in connection with the Loan, including any Claims which may have been assigned to any Releasor by any Person, but only to the extent that the foregoing Claims arise during or relate to, or pertain to conduct occurring during, the period of time existing prior to the Modification Closing Date. Releasors further waive and release any and all counterclaims, offsets or defenses which Releasors have or believe they may have in connection with the enforcement of the Note (and each of them) and other Loan Documents, including without limitation Lender’s enforcement of its foreclosure sale rights under the Mortgages, but only to the extent that such counterclaims, offsets or defenses arise during or relate to, or pertain to conduct occurring during, the period of time existing prior to the Modification Closing Date.

3.2 Each Releasor acknowledges that the foregoing release shall extend to Claims which the Releasor does not know or suspect to exist in Releasor’s favor at the time of executing this Amendment, regardless of whether such Claims, if known by such Releasor, would have materially affected such Releasor’s decision to enter into this Amendment. Each Releasor waives and relinquishes any right or benefit which it has or may have under any provision of the statutory or nonstatutory law of any jurisdiction which provides to the contrary, to the full extent that it may lawfully waive all such rights and benefits. In connection with such waiver and relinquishment, each Releasor acknowledges that it is aware that it or its attorneys or agents may hereafter discover facts in addition to or different from those which it now knows or believes to exist with respect to the subject matter of this Section 3 or the other parties hereto, but that each Releasor intends hereby fully, finally and forever to settle, waive and release all of the Claims, known or unknown, suspected or unsuspected, which now exist or may exist hereafter between Releasors and the Lender Parties in connection with the Loan, except as otherwise expressly provided in this Section 3. This Release shall be and remain in effect notwithstanding the discovery or existence of any such additional or different facts.

3.3 Releasors agree, jointly and severally, to defend, indemnify and hold Lender Parties harmless from and against any losses, damages, costs (including reasonable attorneys’ fees, court costs and costs of appeal), expenses, judgments, liens, decrees, fines, penalties, liabilities, claims, actions, executions, debts, demands, obligations, suits and causes of action (collectively, “Losses”) arising, directly or indirectly, from any Claims released pursuant to Section 3.1 above. If any of the Lender Parties incurs such Losses, then Releasors shall promptly reimburse the Lender Parties upon request for all Losses arising therefrom.

3.4 Each Releasor warrants and represents that it is the sole and lawful owner of all right, title and interest in and to all of the respective Claims released hereby and that it has not heretofore voluntarily or, to its knowledge, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such Claim or any portion thereof.

3.5 Each Releasor acknowledges that it has been represented by legal counsel of its own choice in connection with this Amendment and that it has agreed to the provisions of this Section 3 after consulting with such legal counsel regarding the effect of this Section 3, and without reliance upon any promise or representation of any Person acting for or on behalf of any other party. Each Releasor further acknowledges that it and its counsel have had adequate opportunity to make whatever investigation or inquiry they may deem necessary or desirable in connection with the subject matter of this release prior to the execution of this Amendment and the delivery and acceptance of the consideration described herein.

3.6 Nothing contained herein shall be construed as an admission by any party of any liability of any kind to any other party.

4. Conditions Precedent. Subject to the last sentence of this Section 4, the modifications to the Loan Documents set forth in this Amendment shall not become effective until all of the following conditions precedent have been satisfied or waived (or deferred as provided below) by Lender in its sole and absolute discretion (herein referred to as the “Modification Closing Date”); provided, however, that if for any reason whatsoever the Modification Closing Date does not occur by December 15, 2010, Lender may terminate this Amendment by written notice to Borrower at any time after such date and prior to the occurrence of the Modification Closing Date.

4.1 Lender’s receipt of the fully executed originals of this Amendment, the Guaranty Amendment (pursuant to Section 2.13(a) above), and all other instruments and documents required to be delivered pursuant to this Amendment.

4.2 (i) a copy of the fully executed Mortgage Loan Amendment; and (ii) the concurrent closing under the Mortgage Loan Amendment on the Modification Closing Date.

4.3 Lender’s receipt, review and approval of updated third party desktop USPAP certified summary appraisals on all of the remaining Mortgaged Properties, in addition to the equity value, after deduction of in-place mortgages, on all remaining Encumbered Properties, prepared by HVS Int’l. The “appraised value” will be based on a 10-year discounted cash flow valuation. HVS Int’l will provide a valuation letter that contains the enterprise value for the portfolio assuming it was to sell as a whole.

4.4 Lender’s receipt, review and reasonable approval of evidence of maintenance of current insurance policies and coverages required under the Loan Agreement.

4.5 Lender’s receipt of a list of (and copies of) all new property management agreements, subordination agreements, franchise agreements and comfort letters entered into since May 28, 2008.

4.6 Lender shall have reasonably determined that no material adverse change has occurred in the financial condition of Borrower or the Operating Partnership from the date hereof through the Modification Closing Date.

4.7 Lender receipt of an opinion or opinions of counsel, representing Borrower and Guarantors (collectively, the “Borrower Parties”), for the benefit of Lender, opining as to (i) the due formation and good standing of each of the Borrower Parties, (ii) the due authorization, execution and delivery of this Amendment and the Guaranty Amendment, (iii) the enforceability of this Amendment and the Guaranty Amendment, each in accordance with their terms, and such other matters as may be reasonably requested by Lender; which opinion letter or letters shall be in form and content (and with assumptions and qualifications) reasonably acceptable to Lender. Also, receipt of a non-consolidation opinion acceptable to Lender.

4.8 Borrower shall have paid to Lender all of its external costs and expenses incurred in evaluating, documenting, negotiating and closing the transactions contemplated by this Amendment, and in connection with prior Borrower defaults and events leading up to this Amendment, including without limitation, all fees and costs incurred for legal services and closing matters.

4.9 No Default or Event of Default shall then exist, other than those that will be cured by the occurrence of the Modification Closing Date or waived hereunder.

4.10 (i) An updated organizational chart of Borrower and Guarantors (and Mortgage Borrower); (ii) Authorizing consents and resolutions of Borrower and Guarantors; and (iii) Any amendments to the organizational/formation documents of Borrower or Guarantors (or Mortgage Borrower) since May 28, 2008.

Borrower and Lender agree that upon the release of signature pages by all parties hereto, the Modification Closing Date shall be deemed to have occurred and the conditions to closing set forth above shall be deemed satisfied (although the foregoing shall not be deemed a waiver of any representations, warranties or covenants set forth in other provisions of the Loan Documents that may relate to the same subject matter as the foregoing conditions).

5. Modification of Loan Documents. The Loan Documents are hereby supplemented, amended and modified to incorporate the provisions of this Amendment, which shall supersede and prevail over any conflicting provisions of the Loan Documents. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be construed as a novation of the Note or the other Loan Documents. This Amendment shall not prejudice or be construed as a waiver of any present or future rights, remedies, benefits or powers belonging or accruing to Lender under the terms of the Loan Documents as amended by this Amendment. Except as specifically indicated, nothing contained in this Amendment shall in any way impair the Loan Documents or alter, waive, annul, vary, affect or impair any provision, condition, or covenant contained therein or any right, power, or remedy granted therein. The obligations and covenants of this Amendment are in addition to (and are not in substitution of) the obligations and covenants under the Loan Documents.

6. Default. The breach of any representation, warranty, or covenant contained in this Amendment or the failure of Borrower or Guarantor to observe or comply with any term or agreement contained in this Amendment shall, subject to any applicable notice and cure period set forth in the Loan Agreement, constitute an Event of Default under the Loan Agreement and the other Loan Documents, and Lender shall be entitled to exercise all rights and remedies it may have under the Loan Documents and applicable law, including without limitation the right to declare all indebtedness and obligations owing under the Note, and all other Loan Documents, to be immediately due and payable in full.

7. Additional Documents. Borrower shall, upon the request of Lender, execute, acknowledge, and deliver, or cause to be executed, acknowledged, or delivered, such further documents, instruments, or agreements and perform such other acts as may be necessary, desirable, or proper for carrying out the intention or facilitating the performance of the terms of this Amendment or the Loan Documents.

8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their respective legal representatives, permitted successors and permitted assigns.

9. Third-Party Beneficiaries. Nothing in this Amendment is intended to benefit or create any right, interest or cause of action in or on behalf of any other person other than the parties hereto unless expressly set forth herein.

10. No Waiver. No failure to exercise, and no delay in exercising, any right, power or remedy under this Amendment or under any document delivered by Borrower, Guarantor or any other party pursuant hereto or heretofore pursuant to the transactions contemplated hereby shall impair any right, power or remedy Lender may have, nor shall any such delay be construed to be a waiver of any of such rights, powers or remedies, or an acquiescence in any breach or default under this Amendment or any document delivered pursuant to this Amendment or the transactions contemplated hereby, nor shall any waiver of any breach or default of Borrower be deemed a waiver of any default or breach subsequently occurring.

11. Construction. Unless the context otherwise specifies or requires, all of the terms used in this Amendment shall be applicable equally to the singular and plural forms of such terms and to all genders. Any pronoun used in this Amendment shall be deemed to cover all genders. The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without being limited to.” The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision or section of this Amendment. An Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Lender.

12. Miscellaneous. The parties hereto acknowledge that they have been represented by counsel of their own choice throughout the negotiations that preceded the execution of this Amendment and in connection with the preparation and execution of this Amendment and, as a result, this Amendment shall be construed without regard to any presumption or rule requiring construction against the party causing the Amendment or any portion thereof to be drafted. The Loan Documents and this Amendment may be amended or modified only by a written agreement signed by the parties hereto. The Loan Documents and this Amendment contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein or herein and supersede all prior negotiations. In the event of any inconsistencies between the provisions of this Amendment and the Loan Documents (without giving effect to this Amendment), the provisions of this Amendment shall control. This Amendment and the Consents attached hereto may be executed in any number of counterparts, each of which when executed and delivered to Agent will be deemed to be an original and all of which, taken together, will be deemed to be one and the same instrument. Further, counterpart original signatures pages may be executed into one or more fully executed documents. The headings used in this Amendment are for convenience only and shall be disregarded in interpreting the substantive provisions of this Amendment. Time is of the essence of each term of the Loan Documents and this Amendment. This Amendment shall be subject to Section 9.2 (Governing Law) of the Loan Agreement. If any provision of this Amendment or any of the Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

13. Custodian. Lender hereby irrevocably directs the Custodian to execute and deliver this Amendment and the Guaranty Amendment. Bank of America, N.A. has entered into and executed (i) this Amendment and (ii) the Guaranty Amendment (collectively, the “Amendments”) solely in its capacity as Custodian; (a) neither the Custodian nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates (the “Exculpated Parties”) shall be liable for any action taken or omitted to be taken by it or such person under or in connection with the Amendments; (b) the Exculpated Parties shall not be under any obligation to ascertain or to inquire as to the observance or performance by any loan participant of any of the agreements contained in the Amendments; (c) none of the Exculpated Parties shall have personal liability under the Amendments; (d) none of the parties hereto shall have recourse against the Exculpated Parties as a result of its execution of the Amendments; and (e) the Exculpated Parties shall not be required to expend their own funds in connection with the performance of any obligation under the Amendments.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first stated above.

BORROWER:

W2007 EQUITY INNS SENIOR MEZZ, LLC, a Delaware limited liability company

By:

Name:	Peter A. Weidman
Title:	Authorized Signatory

[signatures continue on next page]

SIGNATURE PAGE TO SECOND OMNIBUS

AMENDMENT TO LOAN DOCUMENTS

(MEZZANINE LOAN)

S-1

LENDER:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:

Name:	Mark J. Buono
Title:

SIGNATURE PAGE TO SECOND OMNIBUS

AMENDMENT TO LOAN DOCUMENTS

(MEZZANINE LOAN)

S-2

CUSTODIAN FOR LENDER:

BANK OF AMERICA, N.A., as successor by merger to LaSalle Bank National Association, not in its individual capacity but solely as Custodian on behalf of the Participant pursuant to that certain Participation Agreement, dated as of April 2, 2008

By:

Name:	Jacqueline Reyes
Title:	Trust Officer

SIGNATURE PAGE TO SECOND OMNIBUS

AMENDMENT TO LOAN DOCUMENTS

(MEZZANINE LOAN)

S-3

CONSENT AND AGREEMENT OF GUARANTORS

This Consent and Agreement of Guarantors (this “Consent”) is attached to that certain Second Omnibus Amendment to Loan Documents (Mezzanine Loan) (the “Amendment”) dated as of December     , 2010, executed by Goldman Sachs Mortgage Company, a New York limited partnership, as Lender, and W2007 Equity Inns Senior Mezz, LLC, a Delaware limited liability company, as Borrower. Capitalized terms used and not defined in this Consent shall have the same meanings that are given to such terms in the Amendment or in the Loan Agreement referred to therein, as applicable. Operating Partnership previously executed in favor of Lender that certain Payment Guaranty (Mezzanine A), dated October 25, 2007 (the “Operating Partnership Payment Guaranty”), which is secured by that certain Pledge and Security Agreement (Encumbered Property Equity Interests – Mezzanine A Loan) dated as of October 25, 2007, executed by Operating Partnership in favor of Lender (the “Operating Partnership Pledge Agreement”). Operating Partnership and Sponsor previously executed in favor of Lender that certain Guaranty of Recourse Obligations (Mezzanine A) dated as of October 25, 2007, as amended by the Guaranty Amendment (as so amended, the “Guaranty of Recourse Obligations”). Operating Partnership previously executed in favor of Lender that certain Environmental Indemnity Agreement (Mezzanine A) dated as of October 25, 2007 (the “Environmental Indemnity Agreement”). As used in this Consent, the term “Guarantors” means, collectively, Operating Partnership and Sponsor.

Guarantors, having read and understood the provisions of the Amendment, each hereby (i) consents to all of the terms and provisions of the Amendment, and (ii) joins in and makes in favor of Lender all of those waivers and releases set forth in Section 3 of the Amendment (which are hereby incorporated into this Consent in their entirety).

Operating Partnership hereby: (a) agrees that the Amendment does not terminate or otherwise impair any of the obligations of Operating Partnership to Lender under the Operating Partnership Payment Guaranty, the Operating Partnership Pledge Agreement, the Guaranty of Recourse Obligations and/or the Environmental Indemnity Agreement; (b) reaffirms, in light of the Amendment, the obligations of Operating Partnership to Lender under the Operating Partnership Payment Guaranty, the Operating Partnership Pledge Agreement, the Guaranty of Recourse Obligations and the Environmental Indemnity Agreement; (c) agrees that the Operating Partnership Payment Guaranty and the Guaranty of Recourse Obligations shall continue to guaranty the obligations of Borrower specified therein, as such obligations may have been modified by or pursuant to the Amendment and including the Amendment; and (d) agrees that all references in the Operating Partnership Payment Guaranty, the Operating Partnership Pledge Agreement, the Guaranty of Recourse Obligations and/or the Environmental Indemnity Agreement, (i) to the “Loan Agreement”, the “Note” and any other terms used therein or other Loan Documents described therein shall be deemed to be references to such terms and/or documents as amended by or pursuant to the Amendment, and (ii) to the “Loan Documents” shall include, in addition to all other Loan Documents existing as of the date hereof, the Amendment and all documents executed pursuant to the Amendment.

CONSENT AND AGREEMENT

OF GUARANTOR

Sponsor hereby: (a) agrees that the Amendment does not terminate or otherwise impair any of the obligations of Sponsor to Lender under the Guaranty of Recourse Obligations; (b) reaffirms, in light of the Amendment, the obligations of Sponsor to Lender under the Guaranty of Recourse Obligations; (c) agrees that the Guaranty of Recourse Obligations shall continue to guaranty the obligations of Borrower specified therein, as such obligations may have been modified by or pursuant to the Amendment and including the Amendment; and (d) agrees that all references in the Guaranty of Recourse Obligations, (i) to the “Loan Agreement”, the “Note” and any other terms used therein or other Loan Documents described therein shall be deemed to be references to such terms and/or documents as amended by or pursuant to the Amendment, and (ii) to the “Loan Documents” shall include, in addition to all other Loan Documents existing as of the date hereof, the Amendment and all documents executed pursuant to the Amendment.

[Remainder of page intentionally left blank]

CONSENT AND AGREEMENT

OF GUARANTOR

Operating Partnership has reread the Operating Partnership Payment Guaranty, the Operating Partnership Pledge Agreement, the Guaranty of Recourse Obligations and the Environmental Indemnity Agreement, and Sponsor has reread the Guaranty of Recourse Obligations, and Operating Partnership and Sponsor, with the advice of their own counsel, each hereby reaffirms and restates all waivers, authorizations, and agreements set forth in such documents, as though set forth in full in this Consent.

GUARANTORS:

“Operating Partnership”

W2007 EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQUITY INNS GEN-PAR, LLC, a Delaware limited liability company, its General Partner

By:

	Name:	Peter A Weidman
	Title:	Authorized signatory

“Sponsor”

WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership

By:	WH ADVISORS, L.L.C. 2007, a Delaware limited liability company its General Partner

By:

	Name:	Peter A. Weidman
	Title:	Authorized signatory

CONSENT AND AGREEMENT

OF GUARANTOR

CONSENT AND AGREEMENT OF PILLAR HOTEL AND RESORTS, L.P.

This Consent and Agreement of Pillar Hotel and Resorts, L.P. (this “Consent”) is attached to that certain Second Omnibus Amendment to Loan Documents (Mezzanine Loan) (the “Amendment”) dated as of December     , 2010, executed by Goldman Sachs Mortgage Company, a New York limited partnership, as Lender, and W2007 Equity Inns Senior Mezz, LLC, a Delaware limited liability company, as Borrower. Capitalized terms used and not defined in this Consent shall have the same meanings that are given to such terms in the Amendment or in the Loan Agreement referred to therein, as applicable. The undersigned, Pillar Hotel and Resorts, L.P. (f/k/a Archon Hospitality, L.P.), a Delaware limited partnership (“Pillar Hotel”) is a party to the Pillar Hotel Property Management Agreements, and one or more Consents and Agreements of Manager and Subordination of Management Agreement (Mezzanine A) made in favor of Lender with respect to all of such Pillar Hotel Property Management Agreements (collectively, the “Subordination Agreements”).

Pillar Hotel, having read and understood the provisions of the Amendment, hereby (a) consents to all of the terms and provisions of the Amendment, (b) agrees that the Amendment does not terminate or otherwise impair any of the obligations of the undersigned to Lender under the Subordination Agreements, (c) reaffirms the undersigned’s obligations under the Subordination Agreements, in light of the Amendment, (d) agrees that all references in the Subordination Agreements to the Loan Agreement, the Note and any other terms used therein or other Loan Documents described therein shall be deemed to be references to such terms and/or documents as amended by or pursuant to the Amendment, and that all references in the Subordination Agreements to the “Loan Documents” shall include, in addition to all other Loan Documents existing as of the date hereof, the Amendment and all documents executed pursuant to the Amendment, and (e) joins in and makes in favor of Lender all of those waivers and releases set forth in Section 3 of the Amendment (which are hereby incorporated into this Consent in their entirety).

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CONSENT AND AGREEMENT

OF ARCHON HOSPITALITY

Pillar Hotel has reread the Subordination Agreements, and with the advice of its own counsel, hereby reaffirms and restates all waivers, authorizations, and agreements set forth in the Subordination Agreements, as though set forth in full herein.

“Pillar Hotel”

PILLAR HOTEL AND RESORTS, L.P., (f/k/a Archon Hospitality, L.P.), a Delaware limited partnership

By:	Pillar Hotels and Resorst Gen-Par, L.L.C., a Delaware limited liability company, its general partner

By:

	Name:	Chris Russell
	Title:	President & Manager

CONSENT AND AGREEMENT

OF ARCHON HOSPITALITY

CONSENT AND AGREEMENT OF MORTGAGE LENDER

This Consent and Agreement of Mortgage Lender (this “Consent” is attached to that certain Second Omnibus Amendment to Loan Documents (Mezanine Loan) (the “Amendment”) dated as of December     , 2010, executed by Goldman Sachs Mortgage Company, a New York limited partnership, as Lender, and W2007 Equity Inns Senior Mezz, LLC, a Delaware limited liability company, as Borrower. Capitalized terms used and not defined in this Consent shall have the same meanings that are given to such terms in the Amendment or in the Loan Agreement referred to therein, as applicable. The undersigned (collectively, “Mortgage Lender”) are the current “Mortgage Lender” (as such term is defined in the Loan Agreement) and currently holds all of the Mortgage Loan (as such term is defined in the Loan Agreement). Mortgage Lender is also a party with Lender to that certain Intercreditor Agreement dated as of October 25, 2007 (the “Mortgage/Mezz Intercreditor Agreement”).

Mortgage Lender, having read and understood the provisions of the Amendment, hereby (a) consents to all of the terms and provisions of the Amendment, (b) agrees that the Amendment does not terminate or otherwise impair any of the obligations of the undersigned to Lender under the Mortgage/Mezz Intercreditor Agreement, (c) reaffirms the undersigned’s obligations under the Mortgage/Mezz Intercreditor Agreement, in light of the Amendment, and (d) agrees that all references in the Mortgage/Mezz Intercreditor Agreement to the Mezzanine Loan Agreement, the Mezzanine Note and any other terms used therein or other Mezzanine Loan Documents described therein shall be deemed to be references to such terms and/or documents as amended by or pursuant to the Amendment, and that all references in the Mortgage/Mezz Intercreditor Agreement to the “Mezzanine Loan Documents” shall include, in addition to all other Mezzanine Loan Documents existing as of the date hereof, the Amendment and all documents executed pursuant to the Amendment.

[Remainder of page intentionally left blank]

CONSENT AND AGREEMENT

OF MORTGAGE LENDER

Mortgage Lender has reread the Mortgage/Mezz Intercreditor Agreement, and with the advice of its own counsel, hereby reaffirms and restates all waivers, authorizations, and agreements set forth in the Mortgage/Mezz Intercreditor Agreement, as though set forth in full herein.

MORTGAGE LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation

By:

Name:	Renetta Lieske

Title:	Authorized Signatory

NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company

By:

Name:

Title:

PB CAPITAL CORPORATION, a Delaware corporation

By:

Name:

Title:

CONSENT AND AGREEMENT

OF MORTGAGE LENDER

Mortgage Lender has reread the Mortgage/Mezz Intercreditor Agreement, and with the advice of its own counsel, hereby reaffirms and restates all waivers, authorizations, and agreements set forth in the Mortgage/Mezz Intercreditor Agreement, as though set forth in full herein.

MORTGAGE LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation

By:

Name:

Title:

NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company

By:

Name:	Richard Walsh

Title:	Vice President

PB CAPITAL CORPORATION, a Delaware corporation

By:

Name:

Title:

CONSENT AND AGREEMENT

OF MORTGAGE LENDER

Mortgage Lender has reread the Mortgage/Mezz Intercreditor Agreement, and with the advice of its own counsel, hereby reaffirms and restates all waivers, authorizations, and agreements set forth in the Mortgage/Mezz Intercreditor Agreement, as though set forth in full herein.

MORTGAGE LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation

By:

Name:

Title:

NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company

By:

Name:

Title:

PB CAPITAL CORPORATION, a Delaware corporation

By:

Name:	Jonathan Oh	Robert Rengifo

Title:	Senior Director	Senior Director

CONSENT AND AGREEMENT

OF MORTGAGE LENDER

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:

Name:	Mark J. Buono
Title:	Authorized Signatory

GUGGENHEIM STRUCTURED REAL ESTATE FUNDING 2005-1 LTD.

By:
Name:
Title:

OREGON PUBLIC EMPLOYEES RETIREMENT FUND

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:
Name:
Title:

CONSENT AND AGREEMENT

OF MORTGAGE LENDER

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:
Name:
Title:

GUGGENHEIM STRUCTURED REAL ESTATE FUNDING 2005-1 LTD.
By:	Guggenheim Structured Real Estate Advisors LLC, its Collateral Manager

By:

Name:	Grant G. Rogers
Title:	Managing Director

OREGON PUBLIC EMPLOYEES RETIREMENT FUND
By:	GSREA, LLC, a its Agent

By:

Name:	Grant G. Rogers
Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:
Name:
Title:

CONSENT AND AGREEMENT

OF MORTGAGE LENDER

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:
Name:
Title:

GUGGENHEIM STRUCTURED REAL ESTATE FUNDING 2005-1 LTD.

By:
Name:
Title:

OREGON PUBLIC EMPLOYEES RETIREMENT FUND

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:

Name:	TAYVEN HIKE, CFA
Title:	VICE PRESIDENT

CONSENT AND AGREEMENT

OF MORTGAGE LENDER

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, CONNECTICUT BRANCH

By:

Name:	Robert D. Gominiak
Title:	Director

By:

Name:	Decian Meagher
Title:	Managing Director

CONSENT AND AGREEMENT

OF MORTGAGE LENDER

CONSENT AND AGREEMENT OF ASSET MANAGER

This Consent and Agreement of Asset Manager (this “Consent”) is attached to that certain Second Omnibus Amendment to Loan Documents (Mezzanine Loan) (the “Amendment”) dated as of December     , 2010, executed by Goldman Sachs Mortgage Company, a New York limited partnership, as Lender, and W2007 Equity Inns Senior Mezz, LLC, a Delaware limited liability company, as Borrower. Capitalized terms used and not defined in this Consent shall have the same meanings that are given to such terms in the Amendment or in the Loan Agreement referred to therein, as applicable. The undersigned, Archon Group, L.P., a Delaware limited partnership (“Asset Manager”) and Borrower are currently parties to that certain [Asset Management Agreement] dated              (as now or hereafter amended, and including substitutions thereto or replacements thereof, the “Asset Management Agreement”), pursuant to which Asset Manager provides asset management services to Borrower and Property Owner with respect to the Mortgaged Properties.

Asset Manager, having read and understood the provisions of the Amendment, hereby: (a) consents to all of the terms and provisions of the Amendment (including without limitation the restrictions on the amount of the Asset Management Fee, and the deferral of 50% of the Asset Management Fee, set forth in Section 2.8(d) of the Amendment); (b) agrees that Asset Manager’s right to receive the Archon Asset Management Fee is subject to all restrictions set forth in the Amendment (including without limitation Section 2.8(d) thereof), and that Asset Manager will hold in trust for Mortgage Lender and immediately pay over to Mortgage Lender any payments made under the Asset Management Agreement in violation of the restrictions set forth in the Amendment; (c) confirms and agrees that Lender has no obligation to Asset Manager under or with respect to the Asset Management Agreement; (d) confirms and agrees that the Asset Management Agreement (including without limitation any obligation to pay any deferred portion of any Asset Management Fee) shall not be binding on the Mortgaged Properties, Lender, Mortgage Borrower, any receiver obtained by Lender or Mortgage Lender, or any other party that acquires ownership of any of the Mortgaged Properties, following any foreclosure (or conveyance in lieu of foreclosure) of any Collateral; and (e) subordinates its right to receive any and all payments under the Asset Management Agreement to Lender’s liens and rights to receive payments under the Loan Documents (provided that Asset Manager may retain portions of the Asset Management Fee received by Asset Manager prior to the occurrence of an Event of Default to the extent permitted under the provisions of the Amendment and other Loan Documents).

[Remainder of page intentionally left blank]

CONSENT AND AGREEMENT

OF ASSET MANAGER

Asset Manager, with the advice of its own counsel, has executed this Consent in favor of Lender and its successors and assigns under or with respect to the Loan Documents.

“Asset Manager”

ARCHON GROUP, L.P., a Delaware limited partnership

By:

Name:	Ron K Barger
Title:	Vice President

CONSENT AND AGREEMENT

OF ASSET MANAGER

EXHIBIT A

REVISED SCHEDULE E TO LOAN AGREEMENT

(Aggregate Allocated Loan Amounts)

Note: This Schedule E replaces the existing Schedule E to the Loan Agreement.

[see attached]

EXHIBIT A

REVISED SCHEDULE E TO LOAN AGREEMENT

(Aggregate Allocated Loan Amounts)

Property Name	City, State	Rooms	Interest	Release Allocation
Courtyard by Marriott	Mobile, AL	78	Leasehold	$8,776,304
Hampton Inn	Birmingham - Mountain Brook, AL	129	Leasehold	$7,534,374
Hyatt Place	Birmingham - Hoover, AL	128	Fee Simple	$10,516,006
Residence Inn by Marriott	Mobile, AL	66	Leasehold	$7,037,602
Homewood Suites	Phoenix, AZ	124	Leasehold	$13,744,62[illegible]
Residence Inn by Marriott	Tucson, AZ	126	Fee Simple	$14,075,204
Residence Inn by Marriott	Los Angeles (El Segundo), CA	150	Fee Simple	$21,131,040
Residence Inn by Marriott	San Diego, CA	95	Fee Simple	$18,049,386
SpringHill Suites by Marriott	San Diego, CA	137	Fee Simple	$17,409,812
Hampton Inn	Colorado Springs, CO	127	Fee Simple	$3,642,904
Residence Inn by Marriott	Colorado Springs, CO	96	Fee Simple	$7,368,78[illegible]
Homewood Suites	Hartford, CT	132	Fee Simple	$12,005,321
Courtyard by Marriott	Gainesville, FL	81	Fee Simple	$8,527,918
Courtyard by Marriott	Jacksonville, FL	81	Fee Simple	$5,630,082
Courtyard by Marriott	Orlando, FL	112	Fee Simple	$5,687,052
Courtyard by Marriott	Sarasota, FL	81	Fee Simple	$4,802,125
Courtyard by Marriott	Tallahassee, FL	93	Fee Simple	$7,699,965
Embassy Suites	Orlando, FL	246	Fee Simple	$17,883,789
Hampton Inn & Suites	Palm Beach (Boynton Beach), FL	164	Fee Simple	$19,622,491
Hampton Inn	Boca Raton, FL	94	Fee Simple	$10,183,824
Hampton Inn	Ft. Lauderdale (Deerfield Beach), FL	106	Fee Simple	$8,859,099
Hampton Inn	Palm Beach Gardens, FL	116	Fee Simple	$13,826,818
Hampton Inn	West Palm Beach, FL	110	Fee Simple	$12,336,503
Holiday Inn Express	Miami (Kendall), FL	67	Fee Simple	$4,056,971
Hyatt Place	Miami (Airport), FL	126	Fee Simple	$7,865,565
Hyatt Place	Tampa, FL	126	Fee Simple	$12,005,321
Residence Inn by Marriott	Fort Myers, FL	78	Fee Simple	$6,044,058
Residence Inn by Marriott	Sarasota, FL	78	Fee Simple	$5,630,082
Residence Inn by Marriott	Tallahassee, FL	78	Fee Simple	$7,699,965
Residence Inn by Marriott North I-75	Tampa, FL	78	Fee Simple	$4,553,743
Residence Inn by Marriott Sabal Park	Tampa, FL	102	Fee Simple	$7,037,602
Courtyard by Marriott	Athens, GA	105	Fee Simple	$3,642,904
Fairfield Inn & Suites by Marriott	Atlanta, GA	144	Fee Simple	$9,273,076
Hampton Inn	Columbus, GA	118	Fee Simple	$6,458,035
Residence Inn by Marriott	Macon, GA	78	Fee Simple	$7,859,905
Residence Inn by Marriott	Savannah, GA	66	Fee Simple	$5,060,[illegible]
Residence Inn by Marriott	[illegible]	104	Fee Simple	$4,804,[illegible]
Courtyard by Marriott	Chicago, IL	[illegible]	Fee Simple	$7,451,579
[illegible]	Chicago (Gurnee), IL	134	Fee Simple	$7,203,153
Homewood Suites	Chicago, IL	233	Fee Simple	$53,612,[illegible]
Hyatt Place	Indianapolis, IN	126	Fee Simple	$10,080,[illegible]
Hampton Inn	Kansas City, KS	134	Fee Simple	$7,203,153
Hyatt Place	Kansas City, KS	126	Fee Simple	$8,527,918
Courtyard by Marriott	Bowling Green, KY	93	Fee Simple	$9,604,257

-2-

Property Name	City, State	Rooms	Interest	Release Allocation
Courtyard by Marriott	Lexington, KY	90	Fee Simple	$1[illegible],349,415
Courtyard by Marriott	Louisville, KY	140	Fee Simple	$13,539,695
Residence Inn by Marriott	Lexington, KY	[illegible]	Fee Simple	$12,[illegible]7,684
SpringHill Suites by Marriott	Lexington, KY	108	Fee Simple	$12,[illegible]8,865
Hyatt Place	Baton Rouge, LA	[illegible]	Fee Simple	$13,104,456
[illegible]	Boston, MA	120	Fee Simple	$8,302,327
Homewood Suites	Boston, MA	85	Fee Simple	$5,381,696
Hampton Inn	Baltimore, MD	116	Leasehold	$6,623,620
Hyatt Place	Baltimore, MD	128	Fee Simple	$9,024,690
Hampton Inn Madison Heights	Detroit (Madison Heights), MI	123	Fee Simple	$5,630,082
Hampton Inn Northville	Detroit (Northville), MI	125	Fee Simple	$4,222,561
Hampton Inn	Grand Rapids, MI	84	Fee Simple	$7,368,783
SpringHill Suites by Marriott	Grand Rapids, MI	76	Fee Simple	$5,878,468
Hyatt Place	Minneapolis, MN	128	Fee Simple	$8,776,304
Residence Inn by Marriott	Minneapolis (Eagan), MN	120	Fee Simple	$7,782,760
Hampton Inn	Kansas City, MO	120	Fee Simple	$6,024,053
Hampton Inn	St. Louis, MO	[illegible]	Fee Simple	$4,567,715
Courtyard by Marriott	Asheville, NC	78	Fee Simple	$6,610,713
Hampton Inn	Fayetteville, NC	121	Fee Simple	$8,527,918
Hampton Inn	Gastonia, NC	107	Fee Simple	$5,795,672
Residence Inn by Marriott	Omaha, NE	80	Fee Simple	$5,216,105
Residence Inn by Marriott	Princeton, NJ	208	Fee Simple	$11,260,163
Residence Inn by Marriott	Somers Point, NJ	120	Fee Simple	$8,859,056
Residence Inn by Marriott	Tinton Falls, NJ	96	Leasehold	$10,680,606
Hyatt Place	Albuquerque, NM	128	Fee Simple	$15,151,543
Hyatt Place	Las Vegas, NV	202	Fee Simple	$12,667,684
Hampton Inn	Albany, NY	153	Fee Simple	$16,393,473
Hampton Inn	Cleveland, OH	122	Fee Simple	$6,780,216
Hampton Inn	Columbus, OH	123	Fee Simple	$5,216,105
Homewood Suites	Cincinnati, OH	111	Fee Simple	$6,540,630
Hyatt Place	Cincinnati (Blue Ash), OH	127	Fee Simple	$4,967,719
Hyatt Place	Columbus, OH	126	Fee Simple	$7,285,588
Residence Inn by Marriott	Oklahoma City, OK	136	Fee Simple	$9,273,076
Residence Inn by Marriott	Portland, OR	168	Fee Simple	$16,973,041
Hampton Inn	Scranton, PA	129	Fee Simple	$8,196,737
Hampton Inn	State College, PA	119	Fee Simple	$11,054,573
Hampton Inn	Charleston, SC	174	Fee Simple	$6,044,058
Hampton Inn	Columbia, SC	120	Fee Simple	$5,133,310
Holiday Inn	Charleston, SC	158	Fee Simple	$10,101,029
[illegible] Inn & Suites	Nashville (Briley), TN	119	Leasehold	$579,567
Courtyard by Marriott	Knoxville, TN	78	Fee Simple	$9,769,848
Hampton Inn & Suites Franklin	Nashville, TN	127	Fee Simple	$13,081,[illegible]
Hampton Inn	Chattanooga, TN	[illegible]	Fee Simple	$5,[illegible]
Hampton Inn	Memphis, TN	[illegible]	Fee Simple	[illegible]

EXHIBIT A

REVISED SCHEDULE E TO LOAN AGREEMENT

(Aggregate Allocated Loan Amounts)

-3-

Property Name	City, State	Rooms	Interest	Release Allocation
Hampton Inn	Pickwick, TN	50	Fee Simple	$2,069,883
Homewood Suites	Memphis, TN	92	Fee Simple	$6,458,035
Hyatt Place	Memphis, TN	128	Fee Simple	$6,765,848
Hyatt Place	Nashville, TN	128	Fee Simple	$11,342,[illegible]
Residence Inn by Marriott	Chattanooga, TN	76	Fee Simple	$5,190,280
Residence Inn by Marriott	Knoxville, TN	78	Fee Simple	$7,782,700
Courtyard by Marriott	Dallas, TX	184	Leasehold	$15,356,929
Fairfield Inn & Suites by Marriott	Dallas, TX	116	Fee Simple	$7,782,700
Hampton Inn	Dallas, TX	159	Fee Simple	$6,623,026
Hilton Garden Inn	Austin, TX	122	Fee Simple	$11,425,754
Homewood Suites	San Antonio, TX	123	Fee Simple	$11,591,345
SpringHill Suites by Marriott	Austin, TX	104	Fee Simple	$7,948,351
SpringHill Suites by Marriott	Houston, TX	122	Fee Simple	$3,394,608
SpringHill Suites by Marriott	San Antonio, TX	112	Leasehold	$4,636,538
Hampton Inn	Norfolk, VA	117	Leasehold	$5,521,442
Hyatt Place	Richmond, VA	176	Fee Simple	$6,954,807
Comfort Inn	Rutland, VT	104	Fee Simple	$2,069,883
Residence Inn by Marriott	Burlington, VT	96	Fee Simple	$4,719,333
Hampton Inn	Beckley, WV	108	Fee Simple	$13,247,251
Hampton Inn	Morgantown, WV	107	Fee Simple	$12,584,889
			Total	**1,029,808,185**

-4-

EXHIBIT B

FORM OF GUARANTY AMENDMENT

[see attached]

EXHIBIT B

FORM OF GUARANTY AMENDMENT(S)

FIRST AMENDMENT TO GUARANTY OF RECOURSE OBLIGATIONS

(MEZZANINE A LOAN)

THIS FIRST AMENDMENT TO GUARANTY OF RECOURSE OBLIGATIONS (MEZZANINE A LOAN) (this “Amendment”) is made and entered into as of December     , 2010, by and between WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership (together with its successors and assigns, “Sponsor”), W2007 EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership, (together with its successors and assigns, “Operating Partnership”; and collectively with Sponsor, “Guarantors” and each a “Guarantor”), and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (together with its successors and assigns, the “Lender”).

RECITALS

A. Lender (through Bank of America, National Association, successor by merger to LaSalle Bank National Association, a national banking association, in its capacity as custodian) is the current “Lender,” and W2007 EQUITY INNS SENIOR MEZZ, LLC, a Delaware limited liability company (the “Borrower”) is the current “Borrower,” pursuant to a Loan Agreement dated as of October 25, 2007, between Borrower and Lender (the “Original Loan Agreement”), as amended by an Omnibus Amendment to Loan Documents (Mezzanine A) dated as of April 2, 2008, and a Second Omnibus Amendment to Loan Documents (Mezzanine Loan) dated as of the date hereof. The Original Loan Agreement, as so modified, is referred to herein as the “Loan Agreement.” Capitalized terms used and not defined in this Amendment shall have the same meanings that are given to such terms in the Loan Agreement. Pursuant to the terms of the Loan Agreement, Lender made a loan to Borrower (the “Loan”) for the purposes described in the Loan Agreement.

B. The Loan is guaranteed by, among other things, a Guaranty of Recourse Obligations (Mezzanine A) (the “Recourse Guaranty”) dated as of October 25, 2007, made by Guarantors in favor of Lender.

C. Lender and the Guarantors desire to modify the Recourse Guaranty upon the terms and conditions set forth in this Amendment.

D. This Amendment is a “Loan Document” as such term is defined in the Loan Agreement.

AGREEMENT

NOW, THEREFORE, with reference to the foregoing Recitals and in consideration of the mutual covenants and agreements contained in this Amendment, and for other valuable consideration, receipt of which is acknowledged, Borrower and Lender hereby agree as follows:

1. Recitals. Lender and the Guarantors acknowledge and agree that the above statements of fact set forth in the Recitals are true and correct.

2. Defined Terms. Section 1(b) of the Recourse Guaranty is amended in its entirety to read as follows:

(b) The term “Guaranteed Obligations” shall mean, (x) with respect to Sponsor, the obligations set out in Section 2(a) and the Joint and Several Guaranteed Obligations as defined in Section 2(b), and (y) with respect to Operating Partnership, the obligations set out in Section 2(a), the Joint and Several Obligations as defined in Section 2(b) and the Operating Partnership Guaranteed Obligations as defined in Section 2(c). For the avoidance of doubt, no use of the general term “Guaranteed Obligations” to characterize the obligations of Sponsor and Operating Partnership hereunder shall imply any liability on the part of Sponsor for any of the Operating Partnership Guaranteed Obligations, nor shall it in any way be deemed a limitation on or vitiation of the cap on Sponsor’s liability set forth in the last paragraph of Section 2(b); provided, that, except as expressly set forth herein with respect to the Operating Partnership Guaranteed Obligations, all of the obligations of the Guarantors under this Agreement shall be joint and several.

3. Guaranty of Loan Obligations. Section 2 of the Recourse Guaranty is amended in its entirety to read as follows:

2. Guaranty of Loan Obligations.

(a) The Guarantors hereby irrevocably and unconditionally guarantee to Lender and its successors and permitted assigns of interests in the Loan, on a joint and several basis, the payment of all of Borrower’s payment obligations under the terms of the Loan Agreement, the Note and the other Loan Documents as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise; provided that such amounts shall only be payable in the event of (i) any voluntary Transfer of any of the Mortgaged Properties, the Mortgage Loan Collateral, the Collateral or any other direct or, except as described in Section 7.1(f) of the Loan Agreement, indirect interest in Borrower, Property Owner or Property Owner GP, or (ii) the occurrence of any filing by Borrower, Property Owner or Property Owner GP under the Bankruptcy Code or any joining or colluding by Borrower, Property Owner or Property Owner GP or any of their Affiliates (including any Guarantor) in the filing of an involuntary case in respect of Borrower, Property Owner or Property Owner GP under the Bankruptcy Code. To the extent such payment obligation arises, each Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for such payment obligations as a primary obligor. For the avoidance of doubt, the obligations of the Guarantors under this Section 2(a) is in addition to, and is not limited by, their obligations under Sections 2(b) and 2(c), below.

(b) Without in any way limiting its obligations under Sections 2(a) and 2(c), the Guarantors hereby agree to indemnify Lender on a joint and several basis and hold Lender harmless from and against any and all Damages to Lender (including the legal and other expenses of enforcing the obligations of Borrower and/or any Guarantor hereunder and under Section 9.19(b) of the Loan Agreement) to the extent resulting from or arising out of any of the following (collectively, the “Joint and Several Guaranteed Obligations”):

(i) any voluntary Lien on any of the Mortgaged Properties, the Mortgage Loan Collateral or the Collateral which is prohibited under the Loan Agreement;

(ii) (A) The misappropriation or misapplication in violation of the Loan Documents and/or the Mortgage Loan Documents by Borrower, Property Owner, Property Owner GP, the Guarantors or any of their respective Affiliates of any funds (including misappropriation or misapplication of Revenues, security deposits, Net Proceeds and/or Loss Proceeds and/or any excess proceeds from Mortgage Lender’s exercise of any of its remedies under the Mortgage Loan Documents remaining after payment in full of the Mortgage Loan Indebtedness and the violation of the last sentence of Section 5.7(d) of the Loan Agreement and/or the Mortgage Loan Agreement), (B) any failure by the Operating Partnership to remit or cause to be remitted all net Revenues generated by the Encumbered Properties in the possession or control of the Operating Partnership or its Affiliates, including but not limited to all Excess Capital Event Proceeds with respect to all or any part of the Encumbered Properties, or sales of full or partial interests in the Encumbered Properties, into the Mortgage Loan Cash Management Account or a Mortgage Loan Blocked Account, in each case pursuant to and solely to the extent required under Section 3.1(b)(ii) of the Loan Agreement, (C) Borrower, Property Owner, Property Owner GP or any Guarantor or any of their respective Affiliates give any payment directions to any Approved Property Manager after an Event of Default with respect to any Revenues or other proceeds of the Mortgaged Properties and the Encumbered Properties that conflict with any prior instructions given by Lender or Mortgage Lender to such Approved Property Manager, or (D) any failure of the Operating Partnership to turn over any Trust Preferred Payments to Mortgage Lender as required under Section 3.2(b)(vi) of the Mortgage Loan Agreement (as amended);

(iii) Borrower’s failure to notify Lender or cause Lender to be notified of the receipt by the Encumbered Property Owner of a written notice of default (specifically denominated as such) under any Encumbered Property Indebtedness Document and/or Borrower’s failure to reasonably cooperate with Lender to permit Lender to cure the default, in each case if, and only if, a Whitehall Knowledge Party is aware of same, in each case pursuant to Section 5.21 of the Loan Agreement;

(iv) The failure of Borrower to deliver any certificates which evidence the equity interests pledged by Borrower pursuant to the Pledge Agreement to Lender, together with an executed stock, membership or partnership power, as applicable, in blank; and

(v) Borrower’s failure to maintain insurance as required by the Loan Agreement or any other Loan Document.

Notwithstanding the foregoing, but without in any way limiting the obligations and liabilities of any Guarantor under Section 2(a) above, of Operating Partnership with respect to the Joint and Several Guaranteed Obligations or of Operating Partnership and Sponsor with respect to any other guarantees delivered in connection with the Loan and/or the Mezzanine Loan, Sponsor’s (but not Operating Partnership’s) aggregate liability with respect to the Joint and Several Guaranteed Obligations shall in no event exceed 10% of the Principal Indebtedness as of the time the acts or omissions giving rise to such Joint and Several Guaranteed Obligations occurred.

(c) Without in any way limiting its obligations under Sections 2(a) and 2(b), Operating Partnership hereby agrees to indemnify Lender and hold Lender harmless from and against any and all Damages to Lender (including the legal and other expenses of enforcing the obligations of Borrower hereunder and under Section 9.19(b) of the Loan Agreement or of Operating Partnership hereunder) to the extent resulting from or arising out of any of the following (collectively, the “Operating Partnership Guaranteed Obligations”):

(i) Any fraud or intentional misrepresentation committed by Borrower, Property Owner, Property Owner GP, the Guarantors or any of their respective Affiliates in connection with the Loan and/or the Mortgage Loan;

(ii) Any breach by Borrower, Property Owner, Property Owner GP, or the Guarantors of any representation or covenant regarding environmental matters contained in the Loan Agreement or in the Environmental Indemnity Agreement;

(iii) Any intentional physical waste with respect to any Mortgaged Property committed or permitted by Borrower, Property Owner, Property Owner GP, the Guarantors or any of their respective Affiliates; and

(iv) The failure of any of Borrower, Property Owner and/or, if applicable, any Single-Purpose Equityholder, at any time, to be a Single-Purpose Entity.

4. Relationship to Recourse Guaranty. Except as expressly modified by or pursuant to this Amendment, all terms and conditions of the Recourse Guaranty shall be and remain in full force and effect until all amounts owing under the Loan Agreement and each other Loan Document have been paid in full. Any reference to the Recourse Guaranty from and after the effective date of this Amendment shall mean the Recourse Guaranty as amended by or pursuant to this Amendment. In the event of any inconsistency between the provisions of this Amendment and those of the Recourse Guaranty, the provisions of this Amendment shall control.

5. Entire Agreement. This Amendment and the Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof. This Amendment supersedes all previous negotiations, discussions and agreements between the parties relating to its subject matter, and no parol evidence of any prior or other agreement shall be permitted to contradict or vary the terms hereof.

6. Governing Law. The validity, construction, enforcement and interpretation of the Loan Documents (including this Amendment), and any claim, controversy or dispute arising under or related to any of the Loan Documents, the transactions contemplated thereby or the rights, duties and relationship of the parties thereto, shall be governed by the laws of the State of New York, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

7. Successors and Assigns. This Amendment shall be binding on, and shall inure to the benefit of, the successors and permitted assigns of the parties hereto.

8. Construction. Unless the context otherwise specifies or requires, all of the terms used in this Amendment shall be applicable equally to the singular and plural forms of such terms and to all genders. Any pronoun used in this Amendment shall be deemed to cover all genders. The terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to.” The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision or section of this Amendment.

9. Counterparts. This Amendment may be executed in counterparts, which together shall constitute but one and the same original.

[Signatures begin on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first stated above.

GUARANTORS:

WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007,
a Delaware limited partnership

By:	WH ADVISORS, L.L.C. 2007,
a Delaware limited liability company
its General Partner

By:
Name:
Title:

W2007 EQUITY INNS PARTNERSHIP, L.P.,
a Tennessee limited partnership

By:	W2007 EQUITY INNS GEN-PAR, LLC,
a Delaware limited liability company
its General Partner

By:
Name:
Title:

SIGNATURE PAGES TO FIRST

AMENDMENT TO GUARANTY OF

RECOURSE OBLIGATIONS

S-1-

LENDER:

GOLDMAN SACHS MORTGAGE COMPANY,
a New York limited partnership

By:
Name:
Title:

SIGNATURE PAGES TO FIRST

AMENDMENT TO GUARANTY OF

RECOURSE OBLIGATIONS

S-2-

CUSTODIAN FOR LENDER:

BANK OF AMERICA, N.A., as successor by merger to LaSalle Bank National Association, not in its individual capacity but solely as Custodian on behalf of the Participant pursuant to that certain Participation Agreement, dated as of April 2, 2008

By:
Name:
Title:

SIGNATURE PAGES TO FIRST

AMENDMENT TO GUARANTY OF

RECOURSE OBLIGATIONS

S-3-

EXHIBIT C

FORM OF MORTGAGE AMENDMENT

[see attached]

EXHIBIT C

MORTGAGE LOAN AMENDMENT

0332-136849/SCN

THIRD OMNIBUS AMENDMENT TO LOAN DOCUMENTS

(MORTGAGE LOAN)

THIS THIRD OMNIBUS AMENDMENT TO LOAN DOCUMENTS (MORTGAGE LOAN) (this “Amendment”) is made and entered into as of December 15, 2010, by and between GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GECC”), NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company (“New York Life”), PB CAPITAL CORPORATION, a Delaware corporation (“PB Capital”), THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, CONNECTICUT BRANCH (“Bank of Ireland”), GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (“Goldman Sachs”), GUGGENHEIM STRUCTURED REAL ESTATE FUNDING 2005-1 LTD. (“GSRE”), OREGON PUBLIC EMPLOYEES RETIREMENT FUND (“OPERF”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company (“Borrower LLC”) and W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership (“Borrower LP”). GECC, New York Life, PB Capital and Bank of Ireland (and their respective successors and assigns) are sometimes referred to herein collectively as the “A Noteholders.” Goldman Sachs (in its capacity as the holder of Note B-1A), KeyBank, GSRE and OPERF (and their respective successors and assigns) are sometimes referred to herein collectively as the “B-1 Noteholders.” Goldman Sachs (in its capacity as the holder of Note B-2A and Note B-2B), and its successors and assigns, are sometimes referred to herein collectively as the “B-2 Noteholders”. GECC, New York Life, PB Capital, Bank of Ireland, Goldman Sachs, KeyBank, GSRE and OPERF (and their respective successors and assigns) are sometimes individually and collectively referred to herein as the “Lender” or the “Noteholders.” Borrower LLC and Borrower LP are individually, collectively, jointly and severally referred to herein as the “Borrower.”

RECITALS

A. Lender is the current “Lender,” and Borrower is the current “Borrower,” pursuant to a Loan Agreement dated as of October 25, 2007, between Borrower and Goldman Sachs (in such capacity as the sole initial Lender, the “Original Lender”) (the “Original Loan Agreement”), as amended by a First Omnibus Amendment to Loan Documents (Mortgage) dated as of February 11, 2008, between Borrower and Original Lender (the “First Omnibus Amendment”) and a Second Omnibus Amendment to Loan Documents (Mortgage) dated as of April 2, 2008, between Borrower and Original Lender (the “Second Omnibus Amendment”). The Original Loan Agreement, as modified by the First Omnibus Amendment and the Second Omnibus Amendment, is referred to herein as the “Loan Agreement.” Capitalized terms used and not defined in this Amendment shall have the same meanings that are given to such terms in the Loan Agreement. Pursuant to the terms of the Loan Agreement, Lender has made a loan to Borrower (the “Loan”), for the purposes described in the Loan Agreement.

B. The Note (as defined in the Original Loan Agreement) has been divided into the following currently existing Note Components pursuant to Section 1.3(c) of the Original Loan Agreement:

(i) Note A-1A, in the stated principal amount of $555,000,000, currently held by GECC, and having an outstanding principal balance of $462,044,469.80 as of the date hereof (“Note A-1A”).

(ii) Note A-1B, in the stated principal amount of $ 100,000,000, currently held by New York Life, and having an outstanding principal balance of $83,251,255.81 as of the date hereof (“Note A-1B”).

(iii) Note A-1C, in the stated principal amount of $60,000,000, currently held by PB Capital, and having an outstanding principal balance of $49,950,753.50 as of the date hereof (“Note A-1C”).

(iv) Note A-2, in the stated principal amount of $100,000,000, currently held by Bank of Ireland, and having an outstanding principal balance of $83,251,255.81 as of the date hereof (“Note A-2”).

(v) Note B-1A, in the stated principal amount of $134,000,000, currently held by Goldman Sachs, and having an outstanding principal balance of $111,556,682.81 as of the date hereof (“Note B-1A”).

(vi) Note B-1B1, in the stated principal amount of $25,841,188.68, currently held by GSRE, and having an outstanding principal balance of $25,841,188.68 as of the date hereof (“Note B-1B1”).

(vii) Note B-1B2, in the stated principal amount of $15,784,439.23, currently held by OPERF, and having an outstanding principal balance of $15,784,439.23 as of the date hereof (“Note B-1B2”).

(viii) Note B-1B3, in the stated principal amount of $41,625,627.91, currently held by KeyBank, and having an outstanding principal balance of $41,625,627.91 as of the date hereof (“Note B-1B3”).

(ix) Note B-2A, in the stated principal amount of $40,000,000, currently held by Goldman Sachs, and having an outstanding principal balance of $33,300,502.34 as of the date hereof (Note B-2A”).

(x) Note B-2B, in the stated principal amount of $60,000,000, currently held by Goldman Sachs, and having an outstanding principal balance of $49,950,753.50 as of the date hereof (“Note B-2B”).

As used herein: (a) “Note A” means, collectively, Note A-1A, Note A-1B, Note A-1C and Note A-2; (b) “Note B-1” means, collectively, Note B-1A, Note B-1B1, Note B-1B2, and Note B-1B3; (c) “Note B-2” means, collectively, Note B-2A and Note B-2B; (d) “Note B” means, collectively, Note B-1 and Note B-2; (e) “Note” means, collectively, Note A and Note B;

and (f) all references to any of the foregoing include all amendments, modifications, restatements, supplements or replacements thereto (including any further components thereof created under Section 1.3(c) of the Original Loan Agreement or otherwise).

C. The Mezzanine Loan (as such term is defined in the Original Loan Agreement) currently consists solely of the Mezzanine A Loan (which has not been amended since the date on which GECC acquired Note A-1A). The Mezzanine B Loan, the Mezzanine C Loan, the Mezzanine D Loan, the Mezzanine E Loan, the Mezzanine F Loan and the Mezzanine G Loan, have all been forgiven or discharged.

D. Borrower and Lender desire to modify the Loan Agreement and the other Loan Documents upon the terms and conditions set forth in this Amendment.

E. This Amendment, and all documents executed pursuant hereto, are Loan Documents as such term is defined in the Loan Agreement.

AGREEMENT

NOW, THEREFORE, with reference to the foregoing Recitals and in consideration of the mutual covenants and agreements contained in this Amendment, and for other valuable consideration, receipt of which is acknowledged, Borrower and Lender hereby agree as follows:

1. Recitals; Waiver; Representations.

1.1 Recitals. Lender and Borrower acknowledge and agree that the above statements of fact set forth in the Recitals are true and correct.

1.2 Prior Defaults. Borrower and Lender hereby acknowledge and agree that the following Defaults or Events of Default exist prior to the Modification Closing Date (collectively, the “Prior Defaults”): (i) the existing Maturity Date of the Loan occurred on November 4, 2010 and the Indebtedness was not repaid; and (ii) Borrower failed to deliver an unqualified auditor’s opinion in connection with the audited financial statements that were delivered to Lender on November 5, 2010 in accordance with the requirements of the Loan Agreement. Upon the occurrence of the Modification Closing Date, Lender hereby permanently waives each of the Prior Defaults in their entirety. For purposes of clarification, Lender’s waiver of the Prior Defaults identified above are one-time waivers only and shall not create any implication that (a) no other Defaults or Events of Default exist, or (b) Lender has waived strict compliance with any provisions of the Loan Documents in the future (for example, Borrower shall remain obligated to deliver unqualified auditor’s opinions in the future under applicable provisions of the Loan Agreement). Lender also rescinds its notice of default set forth in Lender’s letter to Borrower dated as of April 22, 2010, with respect to Borrower’s failure to provide documentary evidence of completion of Required Reserve Expenditures under Approved Franchise Agreements, and waives any Default or Event of Default arising from Borrower’s failure to provide such documentary evidence (although Lender does not waive Borrower’s obligation to comply with all requirements under Approved Franchise Agreements). To the actual knowledge of Lender, without any independent investigation, Lender is not currently aware of any Defaults or Events of Default (other than the Prior Defaults identified above to be waived as of the Modification Closing Date, and other than any Defaults or Events of Default that may arise from matters disclosed by Borrower in Schedule 1.3 and Exhibit E attached to this Amendment) existing as of the date of execution hereof (provided that nothing herein shall be construed to estop Lender from enforcing any Defaults or Events of Default of which Borrower has knowledge, whether or not disclosed herein).

1.3 Borrower Representations. Borrower hereby represents and warrants to Lender that: (a) on the Modification Closing Date (i.e., after giving effect to this Amendment), (i) no Event of Default will exist, and (ii) to Borrower’s knowledge, other than any Defaults that may arise from matters disclosed in letters received in connection with the Approved Franchise Agreements for the Mortgaged Properties set forth in paragraph A of Schedule 1.3 attached hereto (copies of which have been or shall be delivered to Lender), no Default will exist; (b) except as set forth on the original Exception Report and on Exhibit E attached hereto (which Exception Report shall be deemed to include the information set forth on Exhibit E attached hereto), and as otherwise specifically disclosed in this Amendment, all representations and warranties of Borrower contained in the Loan Agreement or in any of the other Loan Documents (as the Loan Documents and such other Loan Documents are amended hereby) are true and correct as of the date hereof in all material respects, except (i) to the extent such representations and warranties expressly relate to an earlier date (other than the Closing Date), such representations and warranties shall be reaffirmed as of such earlier date, and (ii) to the extent that any of such representations or warranties by their terms are limited to Borrower’s knowledge, such reaffirmation shall also be limited to Borrower’s knowledge; (c) there have been no changes to the organizational or governing documents of Borrower or any other party (other than Lender) to the Loan Documents other than any such changes that have been previously disclosed to Lender; (d) Borrower and each other party executing this Amendment or any other Loan Documents pursuant to this Amendment have obtained all required authorizations and approvals to enter into and perform their respective obligations under this Amendment and such other Loan Documents; (e) as of the date hereof, Borrower has terminated all TRS Leases in accordance with Section 2.4 of the Original Loan Agreement, and no TRS Lessees hold any interest in the Collateral; (f) the agreements set forth in paragraph B of Schedule 1.3 attached hereto are all of the currently effective Mezzanine A Loan Documents; and (g) all Mezzanine Loan Documents with respect to Mezzanine Loans B through G, inclusive, have been released pursuant to the release agreements set forth in paragraph C of Schedule 1.3 attached hereto.

2. Modifications. The Loan Documents are modified in the following respects only (to be effective as of the Modification Closing Date):

2.1 Maturity Date.

(a) Extension of Existing Maturity Date. The parties acknowledge that the existing Maturity Date of the Loan occurred on November 4, 2010. Effective as of the Modification Closing Date, the existing Maturity Date of the Loan is hereby extended to the Payment Date in November, 2012, as such date may be extended pursuant to Section 2.1(b) below, or such earlier date as may result from acceleration of the Loan during the continuance of an Event of Default in accordance with the Loan Agreement.

(b) Options to Further Extend Maturity Date. Borrower shall have three (3) successive options (each, an “Extension Option”) to further extend the Maturity Date of the Loan to, respectively, the Payment Date in November, 2013, the Payment Date in November, 2014 and the Payment Date in November, 2015 (each, an “Extension Term”), provided that (i) if any Extension Option is not exercised, or is exercised but does not become effective, as provided in this Section 2.1, such Extension Option and all subsequent Extension Options will automatically cease and terminate, and (ii) with respect to Borrower’s exercise of each Extension Option, all of the following conditions precedent must be satisfied in order for such exercise to become effective (it being understood that available funds in the Working Capital Reserve Account may be applied towards costs and payments incurred by Borrower in satisfying the below conditions, in accordance with amended and restated Section 3.9 of the Original Loan Agreement, as set forth in Section 2.12(g) below):

(1) Borrower shall deliver to Lender written notice of such extension at least thirty (30) days and not more than ninety (90) days prior to the scheduled commencement of the applicable Extension Term.

(2) No Event of Default and no monetary Default shall be continuing on either the date of such notice or immediately prior to the scheduled commencement of the applicable Extension Term.

(3) On or before the scheduled commencement of the applicable Extension Term, Borrower shall have obtained an Extension Interest Rate Cap Agreement (covering both the Loan and the Mezzanine Loan) for the applicable Extension Term and collaterally assigned such Extension Interest Rate Cap Agreement to Lender pursuant to an Assignment of Interest Rate Cap Agreement.

(4) On or before the scheduled commencement of the applicable Extension Term, Borrower shall have paid all reasonable out-of-pocket expenses incurred by Lender in connection with such extension, to the extent that such expenses have been timely invoiced to Borrower prior to the commencement of the applicable Extension Term (it being understood that Borrower will pay any remaining reasonable expenses incurred by Lender in connection with such extension upon receipt of invoice therefor after the extension becomes effective, and that Borrower will pay any reasonable expenses incurred by Lender in connection with any proposed extension, upon receipt of invoice therefor, whether or not such extension actually becomes effective).

(5) Borrower shall have achieved the minimum Debt Yield (as defined in Section 2.6(a) below) and minimum Note A Debt Yield (as defined in Section 2.6(a) below) specified below for the applicable Extension Term (and Borrower shall have delivered to Lender, at least thirty (30) days prior to the commencement of the applicable Extension Term, a Debt Yield Certification, as defined in Section 2.6(a) below, for purposes of the required Debt Yield or Note A Debt Yield determination):

(A) with respect to the first Extension Option, (i) a minimum Debt Yield of 7.9% for the Test Period ending August 31, 2012, and (ii) a minimum Note A Debt Yield of 12.4% for the Test Period ending August 31, 2012;

(B) with respect to the second Extension Option, (i) a minimum Debt Yield of 9.4% for the Test Period ending August 31, 2013, and (ii) a minimum Note A Debt Yield of 14.9% for the Test Period ending August 31, 2013; and

(C) with respect to the third Extension Option, (i) a minimum Debt Yield of 10.9% for the Test Period ending August 31, 2014, and (ii) a minimum Note A Debt Yield of 17.9% for the Test Period ending August 31, 2014.

For purposes of the foregoing Debt Yield and Note A Debt Yield tests, the definition of Test Period is modified to mean the 12 month period ending on the applicable date specified above (i.e., August 31, 2012, August 31, 2013 or August 31, 2014, respectively). Further, Borrower shall have the right to make a voluntary principal prepayment prior to the commencement of the applicable Extension Term in order to cause the applicable Debt Yield or Note A Debt Yield test to be achieved, provided that the entire amount of such principal prepayment must be applied (i) first, to the outstanding principal balance of Note A only (which payment shall be applied pro rata to the A Noteholders based on their respective outstanding principal balances as of the Modification Closing Date) until Note A is paid in full, (ii) second, to the outstanding principal balance of Note B-1 (which payment shall be applied pro rata to the B-1 Noteholders based on their respective outstanding principal balances as of the Modification Closing Date) until Note B-1 is paid in full, and (iii) third, to the outstanding principal balance of Note B-2 (which payment shall be applied pro rata to the B-2 Noteholders based on their respective outstanding principal balances as of the Modification Closing Date) until Note B-2 is paid in full. For purposes of clarification with respect to the Note B payment priorities set forth in clauses (ii) and (iii) above, (x) all principal prepayments made when the Debt Yield (determined based upon the most recent trailing twelve month period then reported (which in any event must be within 60 days)) prior to such prepayment satisfies the debt yield test required to exercise either the upcoming Extension Option or final Extension Option shall be applied in accordance with Section 2.2(d) hereof and (y) all other principal prepayments made shall be deemed to have been made in order to cause such debt yield test to be achieved and shall be governed by the priorities set forth in clauses (ii) and (iii) above. For avoidance of doubt, and notwithstanding anything herein to the contrary, all prepayments from Net Proceeds (i.e., from a Transfer of any Mortgaged Property) or Excess Capital Event Proceeds (i.e., from a Capital Event with respect to any Encumbered Property) shall be applied in the manner specified in Section 2.10 or 2.11, as applicable, and the foregoing shall not apply thereto.

(6) With respect to the first Extension Option only, Borrower shall have paid, from Sweep Amounts (as defined in Section 2.2(b) below) or from voluntary prepayments of Note A in accordance with the terms of this Amendment (excluding, however, prepayments derived from Loss Proceeds, Net Proceeds or Excess Capital Event Proceeds), a minimum cumulative principal payment of $10,000,000 on Note A during the period following the Modification Closing Date until immediately prior to the commencement of the first Extension Term, or, alternatively, Borrower may make a principal payment on Note A prior to the commencement of the first Extension Term sufficient to achieve such required minimum principal payment (for purposes of clarification, the foregoing $10,000,000 cumulative principal payment does not include, and is in addition to, the $10,000,000 principal payment required on the Modification Closing Date under Section 2.2(a) below).

(7) With respect to the first Extension Option only, Borrower shall have provided to Lender no later than August 31, 2012, updated Environmental Reports and Engineering Reports for each of the Mortgaged Properties, in each case prepared by a firm or firms reasonably acceptable to Lender.

(c) No Other Options to Extend. Borrower shall have no further options to extend the Maturity Date other than as set forth above in this Section 2.1. Section 1.2(b) of the Original Loan Agreement is hereby deleted. “Extension Term” as used in the Loan Agreement and the other Loan Documents shall have the definition given above in this Section 2.1.

2.2 Principal Payments.

(a) Required Principal Payment On the Modification Closing Date. Borrower shall make a $10,000,000 principal prepayment on the Loan on the Modification Closing Date (from sources described in Section 2.12(d) below), all of which shall be applied to the outstanding principal balance of Note A only (which payment shall be applied pro rata to the A Noteholders based on their respective outstanding principal balances as of the Modification Closing Date).

(b) Required Principal Payments From Annual Sweep of Working Capital Reserve Account. On August 15 of each calendar year during the term of the Loan following the Modification Closing Date (each, a “Sweep Date”), the applicable Sweep Amount shall be applied to the outstanding principal balance of Note A only (which payment shall be applied pro rata to the A Noteholders based on their respective outstanding principal balances as of the Modification Closing Date) until Note A is paid in full. “Sweep Amount” shall mean, for each Sweep Date, the amount (if any) by which the balance of the Working Capital Reserve Account exceeds $10,000,000, determined as of the next Business Day following the Payment Date which immediately follows the June 30th of each calendar year during the term of the Loan preceding the applicable Sweep Date. “Sweep Amounts” shall mean, collectively, each Sweep Amount applied under this Section.

(c) Voluntary Principal Prepayments. Section 2.1(a) of the Original Loan Agreement is amended and restated in its entirety as follows:

“2.1(a) Borrower may voluntarily prepay the Loan in whole or in part on any Business Day, without incurring any fee or penalty; provided, however, that in connection with any such prepayment, Borrower shall pay (i) any LIBOR Breakage Amount that is required under Section 2.4(d) of the Third Omnibus Amendment, and (ii) the amount of interest theretofore accrued but unpaid in respect of the principal amount so prepaid.”

(d) Other Principal Payments. Except as provided in the last sentence of this Section 2.2(d), notwithstanding anything in the Loan Documents to the contrary, all voluntary and involuntary principal prepayments on the Loan, including without limitation all prepayments of Loss Proceeds (i.e., from a Casualty or Condemnation affecting any of the Mortgaged Properties, to the extent not used for repair or reconstruction of the Collateral as permitted by the Loan Documents), shall first be applied to the outstanding principal balance of Note A only (which payment shall be applied pro rata to the A Noteholders based on their respective outstanding principal balances as of the Modification Closing Date) until Note A is paid in full. After Note A is paid in full, all voluntary and involuntary principal prepayments on the Loan, including without limitation all prepayments of Loss Proceeds (but excluding (i) any principal prepayment which shall be governed by the priorities set forth in clauses (ii) and (iii) of Section 2.1 (b)(5) in accordance with the second (2nd) and third (3rd) sentences of the last paragraph of Section 2.1(b)(5)), and (ii) principal payments of Sweep Amounts made under Section 2.2(b)), shall be applied to the outstanding principal balance of Note B only (which payment shall be applied pro rata to the B-1 Noteholders and the B-2 Noteholders based on their respective outstanding principal balances at the time of such payment). The preceding two sentences shall not, however, apply to principal prepayments from Net Proceeds (i.e., from a Transfer of any Mortgaged Property) or Excess Capital Event Proceeds (i.e., from a Capital Event with respect to any Encumbered Property), which are governed by the provisions of Sections 2.10 and 2.11 below.

2.3 No Distributions. Notwithstanding anything in the Loan Documents to the contrary, from and after the Modification Closing Date, Borrower shall not make any Distributions (as defined below) to any of its members or partners or to any other holders of direct or indirect ownership interests in Borrower, or to any of its Affiliates, until such time as the Indebtedness has been paid in full; provided that the foregoing restriction shall not apply to (i) permitted payments to Pillar Hotel and Resorts, L.P. (f/k/a Archon Hospitality, L.P.) (together with its permitted successors and assigns, “Pillar Hotel”) under Approved Management Agreements, (ii) payments made pursuant to an Approved G&A Budget pursuant to Section 3.2(b)(viii) of the Original Loan Agreement (as amended and restated in Section 2.12(e) below), subject to the restrictions set forth in Section 2.8 below, (iii) Trust Preferred Payments made in accordance with Section 3.2(b)(vi) of the Original Loan Agreement (as amended and restated in Section 2.12(e) below), and (iv) Distributions for the purpose of making payments on Note B and on the Mezzanine Loan to the extent (and only to the extent) permitted under the provisions of this Amendment and the other Loan Documents. As used herein, “Distributions” means any payments or distributions of any type or nature, including without limitation (i) any dividend, distribution or return of capital with respect to any direct or indirect ownership interest, (ii) any purchase, retirement or redemption of any direct or indirect ownership interest, and (iii) any payment on any note, indebtedness, contract or other obligation.

2.4 Interest Rate Changes. The following changes shall be effective retroactively with respect to interest rate determinations made for periods from and after (and including) November 4, 2010:

(a) Revised Definition of LIBOR. The definition of “LIBOR” at page 15 in the Original Loan Agreement (as such defined term is used in the Loan Agreement and in this Amendment) is modified in the following respects only (and otherwise remains in effect):

(1) The phrase “one-month period” in clauses (i) and (ii) of said definition is replaced with the phrase “three-month period”;

(2) The following new clause (iv) is added immediately following the end of existing clause (iii) of said definition: “(iv) Notwithstanding the foregoing, “LIBOR” shall be deemed equal to the greater of (x) one percent (1%) per annum and (y) the LIBOR rate per annum determined in accordance with clauses (i) through (iii) above”; and

(3) In the last paragraph of said definition, the phrase “rounded upwards to the nearest multiple of 1/100 of 1%” is replaced with the phrase “rounded upwards to the next highest 1/16 of 1%”.

(b) New Definition of LIBOR Period. The following new defined term “LIBOR Period” (as such defined term is used in the Loan Agreement and in this Amendment) shall have the meaning specified below:

““LIBOR Period” means (a) for the first LIBOR Period, the period commencing November 4, 2010 and ending February 5, 2011, and (b) for each LIBOR Period thereafter, the next succeeding consecutive three (3) Interest Accrual Periods, for the term of the Loan.”

(c) Revised Definition of Interest Determination Date. The definition of “Interest Determination Date” at page 14 in the Original Loan Agreement (as such defined term is used in the Loan Agreement and in this Amendment) is amended and restated as follows:

““Interest Determination Date” means, in connection with the determination of LIBOR for any LIBOR Period, the second Business Day preceding the 14th day of the month in which such LIBOR Period commenced.”

(d) LIBOR Breakage Amount. In connection with any voluntary or involuntary prepayment of the Loan, Borrower shall pay to Lender (which payment shall be paid to the Noteholders receiving the prepayment, in proportion to their respective prepayments) the LIBOR Breakage Amount (as defined below) (it being understood that available funds in the Working Capital Reserve Account may be applied towards such LIBOR Breakage Amount, in accordance with amended and restated Section 3.9 of the Original Loan Agreement, as set forth in Section 2.12(g) below). As used herein, the “LIBOR Breakage Amount” means the sum on the date of prepayment of each Libor Monthly Interest Shortfall (as defined below) for the remaining term of the then current LIBOR Period; provided, however, that no LIBOR Breakage Amount shall be due if the prepayment occurs on a Business Day falling within the last (i.e., the 3rd) Interest Accrual Period within any LIBOR Period. As used herein, the “Libor Monthly Interest Shortfall” will be calculated by Lender for each monthly Payment Date through the end of the then current LIBOR Period and means the product of (1) the prepaid principal balance of the Loan divided by 12, and (2) the positive result, if any, from (a) LIBOR (as in effect for the then current LIBOR Period), minus (b) the Libor Replacement Rate (as defined below). As used herein, the “Libor Replacement Rate” means the rate calculated by linear interpolation (rounded to one thousandth of one percent (i.e., .001%)) of the rates, as listed on Reuters Screen LIBOR01 Page as of 11:00 a.m. London Time on the second (2nd) full Eurodollar Business Day next preceding the prepayment date, of the British Bankers Association Libor Rate (rounded upward to the nearest one sixteenth of one percent) for U.S. Dollar deposits with designated maturities (one longer and one shorter) most nearly approximating the number of days remaining in the then current LIBOR Period as of the prepayment date. If Reuters (a) publishes more than one (1) such Libor rate, the average of such rates shall apply, or (b) ceases to publish such Libor rate, or if in Lender’s reasonable judgment the information contained on such page ceases to accurately reflect the rate offered by leading banks in the London interbank market as reported by any publicly available source of similar market data selected by Lender, such Libor rate shall be determined from such substitute financial reporting service as Lender in its discretion shall determine. As used herein, “Eurodollar Business Day” shall mean any Business Day on which banks in the City of London are generally open for interbank or foreign exchange transactions.

(e) Spreads.

(1) Component Spreads. The Component Spreads of Note A, Note B-1, and Note B-2 are hereby agreed to be the following, during the periods specified:

Loan Period:	Note A Component Spread:	Note B-1 Component Spread:	Note B-2 Component Spread:

12 month period from and after (and including) November 4, 2010	4.25%	4.75%	5.05%

12 month period from and after (and including) the Payment Date occurring in November, 2011	4.75%	5.25%	5.55%

12 month period from and after (and including) the Payment Date occurring in November, 2012	5.75%	6.25%	6.55%

24 month period from and after (and including) the Payment Date occurring in November, 2013	6.25%	6.75%	7.05%

(2) Spread. The term “Spread”, as such term is used in the Loan Agreement and the other Loan Documents, is hereby amended to mean the weighted average of the Component Spreads (as specified in the chart above) in effect at the time of determination, weighted on the basis of the corresponding Component Balances, and taking into account any permitted prepayments of the Loan.

(3) Mezzanine Loan Spreads. Lender and Borrower acknowledge and agree that, in connection with corresponding amendments to the Mezzanine Loan Agreement to become effective on the Modification Closing Date, the “Spread” (and the weighted average of the “Spreads”) pursuant to the Mezzanine Loan Agreement shall be as follows, during the periods specified:

Mezzanine Loan Period:	Spread:

12 month period from and after (and including) November 4, 2010	8.00%

12 month period from and after (and including) the Payment Date occurring in November, 2011	8.50%

12 month period from and after (and including) the Payment Date occurring in November, 2012	9.50%

24 month period from and after (and including) the Payment Date occurring in November, 2013	10.00%

(f) Retroactive Application to November 4, 2010. The interest owing on the Loan during the period from and after (and including) November 4, 2010 to the Modification Closing Date shall be determined retroactively (taking into account the revisions set forth in this Section 2.4), and any excess of interest owing during such period at the revised rates provided for in this Section 2.4 over the amount of interest actually paid by Borrower during the same period shall become due on the Modification

Closing Date and shall be paid to Lender in one lump-sum payment on the Modification Closing Date. Such interest may be paid from available funds in the Working Capital Reserve Account. In consideration of the above retroactive application of such interest rates and the lump-sum payment to be made to Lender, any default interest or late penalties that may have accrued on the Loan Amount prior to the Modification Closing Date are hereby waived by Lender.

2.5 Interest Rate Protection.

(a) Interest Rate Cap Agreements. Borrower shall provide Lender with an Extension Interest Rate Cap Agreement (i) on the Modification Closing Date pursuant to Section 4.12 below, and (ii) prior to the commencement of each of the Extension Terms pursuant to Section 2.1(b)(3) above.

(b) Revised Definitions. With respect to each of the Extension Interest Rate Cap Agreements referred to in Section 2.5(a) above, the definitions of “Acceptable Counterparty” and “LIBOR Strike Rate” (as such terms are used in the Loan Agreement and in this Amendment) are amended and restated as follows:

“Acceptable Counterparty” means any counterparty to an Extension Interest Rate Cap Agreement that has and maintains (a) a long-term unsecured debt rating or counterparty rating of AA or higher from S&P, and (b) a long-term unsecured debt rating of Aa2 or higher from Moody’s. Notwithstanding the preceding sentence, if at the time that an Interest Rate Cap Agreement is required to be provided by Borrower for an Extension Option (but not with respect to the Interest Rate Cap Agreement to be provided at the Modification Closing Date), there is no rate cap provider then available in the market which meets the foregoing rating requirements, Lender will reasonably adjust the foregoing rating requirements to match the most highly rated rate cap provider that is then available.”

“LIBOR Strike Rate” means, with respect to any Extension Interest Rate Cap Agreement, the greater of (x) 4.5% and (y) the rate which would result in a DSCR equal to 1.05 for the most recently concluded Test Period ending as of August 31, calculated on a pro forma basis as if such LIBOR Strike Rate were applicable to such Test Period and as if the Principal Indebtedness and the Mezzanine Loan Principal Indebtedness throughout such Test Period were equal to the Principal Indebtedness and the Mezzanine Loan Principal Indebtedness on (i) the Modification Closing Date (after the required $10,000,000 principal payment due on the Modification Closing Date and any other voluntary payment of principal on the Modification Closing Date, if any), with respect to the Extension Interest Rate Cap Agreement required under Section 4.12 of the Third Omnibus Amendment, or (ii) upon the commencement of the applicable Extension Term (after taking into consideration any principal payment made in connection with the applicable Extension Term permitted under the Third Omnibus Amendment), with respect to each Extension Interest Rate Cap Agreement provided pursuant to Section 2.1(b)(3) of the Third Omnibus Amendment, in each case excluding from the determination of DSCR for such Test Period any principal prepayment and any reduction in Operating Income and Operating Expenses as a result of any Mortgaged Property previously released from the Collateral.”

2.6 Debt Yield.

(a) Definitions. As of the Modification Closing Date, (i) the defined term “Debt Yield” (as used in the Loan Agreement and this Amendment) is amended and restated as follows, and (ii) the new defined terms “Note A Debt Yield” and “Debt Yield Certification” (as used in the Loan Agreement and this Amendment) shall have the meanings stated below:

“Debt Yield” means, with respect to any Test Period, the quotient of (i) Net Operating Income for such Test Period, divided by (ii) the sum of (x) the Principal Indebtedness (as of the last day of such Test Period) plus (y) the Mezzanine Loan Principal Indebtedness (as of the last day of such Test Period); subject to any adjustments to the foregoing provided for in particular provisions of the Loan Documents and determined in accordance with the procedure set forth in the definition of Debt Yield Certification. For the avoidance of doubt, for purposes of calculating the Debt Yield with respect to any Test Period, Net Operating Income attributable to any Mortgaged Properties released from the Lien of the applicable Mortgage prior to the end of the applicable Test Period shall be excluded from the determination thereof.

“Note A Debt Yield” means, with respect to any Test Period, the quotient of (i) Net Operating Income for such Test Period, divided by (ii) the then aggregate outstanding principal balance of Note A (as of the last day of such Test Period); subject to any adjustments to the foregoing provided for in particular provisions of the Loan Documents and determined in accordance with the procedure set forth in the definition of Debt Yield Certification. For the avoidance of doubt, for purposes of calculating the Note A Debt Yield with respect to any Test Period, Net Operating Income attributable to any Mortgaged Properties released from the Lien of the applicable Mortgage prior to the end of the applicable Test Period shall be excluded from the determination thereof.

“Debt Yield Certification” means, collectively, the following items, to be provided by Borrower to Lender when required by the Loan Documents, or otherwise upon request by Lender: (x) an Officer’s Certificate; certifying Borrower’s determination of the applicable Debt Yield (or Note A Debt Yield) and the method of calculation of the same; together with (y) any supporting financial or other information reasonably requested by Lender to verify such determination. Although Lender may rely on the certifications, calculations and information provided by Borrower in any Debt Yield Certification or otherwise, Lender shall have the right to review and reasonably verify all of the same. If Borrower fails to provide a required Debt Yield Certification, or if the certifications, calculations and information contained therein cannot (in Lender’s reasonable judgment) be verified, Lender may itself reasonably determine the applicable Debt Yield (or Note A Debt Yield).”

(b) Determinations of Quarterly Minimum Debt Yield; Deferral Period. For purposes of the deferral of Mezzanine Loan interest pursuant to Section 2.7(a) below and deferral of the Archon Asset Management Fee pursuant to Section 2.8(d) below: (i) the term “Quarterly Minimum Debt Yield” shall mean, for any Fiscal Quarter until the Indebtedness is paid in full, a Debt Yield of at least thirteen percent (13%) for the Test Period ending upon the expiration of such Fiscal Quarter; and (ii) a “Deferral Period” shall mean each of the following: (x) the period of time commencing on November 4, 2010, and ending upon the expiration of the first Fiscal Quarter as to which Borrower has achieved the Quarterly Minimum Debt Yield; and (y) thereafter, any additional period commencing upon the expiration of any Fiscal Quarter as to which Borrower fails to achieve the Quarterly Minimum Debt Yield, and ending upon the expiration of the first succeeding Fiscal Quarter as to which Borrower has achieved the Quarterly Minimum Debt Yield. Lender and Borrower acknowledge that, as of the Modification Closing Date, Borrower has not achieved the Quarterly Minimum Debt Yield. Borrower shall deliver to Lender, within forty-five (45) days following the end of each Fiscal Quarter, a Debt Yield Certification for such Fiscal Quarter. Lender will have up to thirty (30) days following receipt of a Debt Yield Certification to review and verify the same.

2.7 Mezzanine Loan Changes. Lender hereby acknowledges and consents to the modification and amendment to the Mezzanine Loan Agreement, in the form of Exhibit D attached hereto (the “Mezzanine Loan Amendment”) that is being entered into on the date hereof by W2007 Equity Inns Senior Mezz, LLC, a Delaware limited liability company (the “Mezzanine Borrower”) and Goldman Sachs in its capacity as the lender to Mezzanine Borrower (in such capacity, “Mezzanine Lender”). Borrower hereby agrees to, and the Mezzanine Loan Amendment incorporates, the following restrictions:

(a) Deferral of Interest Payments on the Mezzanine Loan. The payment of all interest on the Mezzanine Loan that accrues during any Deferral Period shall be deferred until the Indebtedness is paid in full (and Borrower shall not cause or permit any such interest payments to be made on the Mezzanine Loan until the Indebtedness is paid in full). During any period other than a Deferral Period, any disbursements made from the Cash Management Account pursuant to Section 3.2(b)(v) of the Original Loan Agreement (as amended and restated in Section 2.12(e) below), shall be utilized to pay the full current interest payments that become due on the Mezzanine Loan (but not any previously deferred interest, which shall continue to be deferred until the Indebtedness is paid in full). Notwithstanding the above, Mezzanine Lender shall be permitted to capitalize and compound such deferred interest on an annual basis at the end of each Mezzanine Loan year.

(b) Payments on the Mezzanine Loan. Other than payments to Mezzanine Lender of Net Proceeds and Excess Capital Event Proceeds that are specifically permitted under Sections 2.10 and 2.11 below, the payment of current interest pursuant to Section 2.7(a) above, and the capitalization of deferred Mezzanine Loan interest pursuant to Section 2.7(a) above, Borrower shall not cause or permit any voluntary or involuntary payments on the Mezzanine Loan to be made until after the Indebtedness is paid in full.

(c) Mezzanine Loan Interest Rate. From and after the Modification Closing Date, the interest rate on the Mezzanine Loan shall be modified to conform to (i) the definitional changes to LIBOR set forth in Section 2.4 above including the spreads set forth in Section 2.4(e)(3) above.

(d) Event of Default. Any payment on the Mezzanine Loan in violation of the restrictions in this Section 2.7 or any other provisions of the Loan Documents shall constitute an Event of Default.

2.8 G&A Expenses. As used herein, “G&A Expenses” shall mean Borrower’s general and administrative overhead expenses, which include an asset management fee payable monthly to Archon Group, L.P. or its permitted successors and assigns (the “Archon Asset Management Fee”). The following provisions shall apply to G&A Expenses:

(a) Borrower shall submit to Lender for its review and approval at least fifteen (15) days prior to the commencement of each calendar year an annual budget of G&A Expenses including the Archon Asset Management Fee (such budget as approved by Lender, together with any changes thereto approved by Lender, is referred to herein as the “Approved G&A Budget”). Lender may disapprove any such proposed annual budget or portion thereof (or proposed change thereto) that fails to comply with the specific requirements of this Section 2.8 or any other applicable provisions of the Loan Documents, but shall not otherwise unreasonably withhold its consent.

(b) Borrower shall not utilize any income or proceeds of the Collateral to pay for G&A Expenses, except that G&A Expenses that are allowed under an Approved G&A Budget shall be paid solely from the Cash Management Account pursuant to Section 3.2(b)(viii) of the Original Loan Agreement (as amended and restated in Section 2.12(e) below), or from the Working Capital Reserve Account pursuant to Section 3.2(c)(2) of the Original Loan Agreement (as amended and restated in Section 2.12(e) below).

(c) No G&A Expenses (other than the Archon Asset Management Fee) shall be paid to Affiliates of Borrower.

(d) The Archon Asset Management Fee shall be subject to the following restrictions:

(1) Borrower represents to Lender that (i) the Archon Asset Management Fee is owing pursuant to that certain Asset Management Agreement dated as of October 25, 2007, between W2007 Grace I, LLC, and Archon Group,

L.P. (the “Asset Management Agreement”), (ii) the Asset Management Agreement is the entire agreement governing the Asset Management Fee, and (iii) the Asset Management Agreement and the Asset Management Fee are and will continue to be based on asset management services provided for the Mortgaged Properties and the Encumbered Properties only. Borrower will provide Lender with copies of any amendments to or replacements of the Asset Management Agreement so that Lender may verify compliance with the requirements of this Section.

(2) The total Archon Asset Management Fee (including both paid portions and deferred portions as provided below) for each calendar year shall be limited as follows: (i) the total Archon Asset Management Fee for calendar year 2011 shall not exceed $6,600,000, or such lower amount that may be set forth in the Approved G&A Budget; (ii) the total Archon Asset Management Fee for calendar year 2012 may not increase by more than five percent (5%) over the total Archon Asset Management Fee for calendar year 2011; and (iii) the total Archon Asset Management Fee for any subsequent calendar year after 2012 (until the Indebtedness is paid in full) shall not increase by more than five percent (5%) over the total Archon Asset Management Fee for the immediately preceding calendar year. The foregoing percentage limitations are not cumulative (i.e., they apply to each calendar year independently). The foregoing maximum annual amounts shall be equitably adjusted to take into account the effect of sales or other dispositions of the Mortgaged Properties and the Encumbered Properties, at such times as Borrower has sold or otherwise disposed of 25%, 50% and 75%, respectively, of the aggregate value of the Mortgaged Properties and the Encumbered Properties (for purposes of determining aggregate value under this sentence only, the proportionate values of the Mortgaged Properties and the Encumbered Properties shall be deemed to be the percentages set forth on Schedule 2.8(d)(2) attached to this Amendment).

(3) The payment of fifty percent (50%) of the monthly Archon Asset Management Fee that accrues during any Deferral Period shall be deferred until the Indebtedness is paid in full. During any period other than a Deferral Period, Borrower may pay the monthly amount of the approved Archon Asset Management Fee then due (but not any previously deferred amounts, which shall continue to be deferred until the Indebtedness is paid in full).

2.9 Financial Reporting.

(a) Financial Statements. Sections 5.12, 5.13 and 5.14 of the Original Loan Agreement are hereby amended and restated in their entirety as follows:

“5.12. Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each Fiscal Year, Borrower shall furnish to Lender consolidated financial statements of W2007 Grace I, LLC, including a consolidated balance sheet as of the end of such Fiscal Year, together with the related consolidated statements of operations, changes in equityholders’ capital and cash flows for such Fiscal Year, audited by a “Big Four” accounting firm (or another independent accounting firm of national repute reasonably approved by Lender) whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP and shall not be qualified as to the scope of the audit or as to the status of W2007 Grace I, LLC as a going concern. Together with the annual financial statements, Borrower shall furnish to Lender:

(i) an annual report for the most recently completed Fiscal Year, describing Capital Expenditures (stated separately with respect to any project costing in excess of $500,000); and

(ii) such other information as Lender shall reasonably request.

5.13. Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each Fiscal Quarter (including year-end), Borrower shall furnish to Lender unaudited consolidated financial statements of W2007 Grace I, LLC, including consolidated balance sheets as of the end of such Fiscal Quarter and the related statements of operations and changes in equityholders’ capital for such Fiscal Quarter and for the portion of the Fiscal Year ending with such Fiscal Quarter, which statements shall be accompanied by an Officer’s Certificate certifying that the same are true and correct and were prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end adjustments. Each such quarterly report shall be accompanied by the following:

(i) a statement in reasonable detail which calculates Net Operating Income for each of the Fiscal Quarters in the Test Period ending in such Fiscal Quarter, in the case of each such Fiscal Quarter, ending at the end thereof;

(ii) then current franchise reports, average daily room rates and occupancy reports; and

(iii) such other information as Lender shall reasonably request.

5.14. Monthly Financial Statements. Borrower shall furnish within 30 days after the end of each calendar month (i) unaudited operating statements (including a profit and loss statement) for each Mortgaged Property and Encumbered Property for such month and for the portion of the Fiscal Year ending with such month, (ii) unaudited consolidated financial statements of W2007 Grace I, LLC, including consolidated balance sheets as of the end of such month and the related statements of operations and changes in equityholders’ capital for such month and for the portion of the Fiscal Year ending with such month, and (iii) a statement of updated reserve balances for the Encumbered Property Indebtedness, which statements shall be accompanied by an Officer’s Certificate certifying that the same are true and correct and were prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end adjustments. Each such monthly report shall be accompanied by the following:

(i) then current franchise reports, STR reports, average daily room rates and occupancy reports; and

(ii) such other information as Lender shall reasonably request.”

(b) Annual Budgets. Section 5.17 of the Original Loan Agreement is hereby amended and restated in its entirety as follows:

“5.17 Annual Budget. At least 15 days prior to the commencement of each Fiscal Year during the term of the Loan, Borrower shall deliver to Lender an Annual Budget for the Mortgaged Properties and the Encumbered Properties prepared by Borrower in good faith for the ensuing Fiscal Year and, promptly after preparation thereof, any subsequent revisions thereto. Further, at least 30 days after the occurrence of any Event of Default (provided that such Event of Default is then continuing), Borrower shall deliver to Lender an Annual Budget for the Mortgaged Properties and the Encumbered Properties prepared by Borrower in good faith for such period of time as Lender may designate, and, promptly after preparation thereof, any subsequent revisions thereto. Each such Annual Budget, and any revisions thereto, shall be subject to Lender’s approval until the Indebtedness is repaid in full, which approval (so long as no Event of Default then exists and is continuing) shall not be unreasonably withheld, conditioned or delayed. Such Annual Budget, as so approved by Lender, is referred to herein as an “Approved Annual Budget.””

(c) Budgeted Operating Expenses. The definition of “Budgeted Operating Expenses” at page 4 of the Original Loan Agreement, is hereby amended by deleting therefrom the phrase “during the continuance of a Trigger Period, Initial Cash Flow Reserve Period or Mezzanine Loan Event of Default.”

2.10 Mortgaged Property Releases.

(a) Definitions. As of the Modification Closing Date, (i) the existing defined terms “Aggregate Allocated Loan Amount,” “Loan Amount,” “Mezzanine Loan Amount,” “Minimum Release Price,” and “Release Price” (as used in the Loan Agreement and this Amendment) are amended and restated as follows, and (ii) the new defined terms “Modification Closing Date” and “Third Omnibus Amendment” (as used in the Loan Agreement and this Amendment) shall have the meanings stated below:

“Aggregate Allocated Loan Amount” means, with respect to each Mortgaged Property, the sum of the portions of the Loan Amount and the Mezzanine Loan Amount that are allocated to such Mortgaged Property, as set forth on the revised Schedule E to the Loan Agreement attached as Exhibit A to the Third Omnibus Amendment.

“Loan Amount” shall mean $946,556,929.39 (which is the aggregate principal balance of the Loan on the Modification Closing Date, after the required $10,000,000 principal payment under Section 2.2(a) of the Third Omnibus Amendment).

“Mezzanine Loan Amount” shall mean $83,251,255.80 (which is the aggregate principal balance of the Mezzanine Loan, as of the Modification Closing Date).

“Minimum Release Price” shall mean, with respect to each Mortgaged Property, the product of (i) one hundred five percent (105%), and (ii) the Aggregate Allocated Loan Amount for such Mortgaged Property. For purposes of calculating the Minimum Release Price of multiple Mortgaged Properties that are to be released from the Liens of the Loan Documents on the same day, such Mortgaged Properties shall be treated as if they were released sequentially. If Loss Proceeds in respect of any Mortgaged Property are applied towards Indebtedness as permitted under Section 5.16(e) of the Original Loan Agreement (subject, however, to the payment priorities in Section 2.2(d) of the Third Omnibus Amendment), then the Minimum Release Price with respect to such Mortgaged Property shall be reduced by the amount as applied on a dollar-for-dollar basis.

“Modification Closing Date” shall have the meaning given to such term in Section 4 of the Third Omnibus Amendment.

“Release Price” shall mean, with respect to the permitted Transfer of any Mortgaged Property, the greater of (i) one hundred percent (100%) of the Net Proceeds from the Transfer of such Mortgaged Property, or (ii) the Minimum Release Price.

“Third Omnibus Amendment” means that certain Third Omnibus Amendment to Loan Documents dated as of December 15, 2010.

(b) New Schedule E. Schedule E to the Loan Agreement (Aggregate Allocated Loan Amounts) is hereby replaced by the new Schedule E attached as Exhibit A to this Amendment. Lender and Borrower acknowledge that the Aggregate Allocated Loan Amounts in the new Schedule E attached to this Amendment are based upon the revised Loan Amount and the revised Mezzanine Loan Amount as stated above in this Section 2.10.

(c) Release Price Payments For Mortgaged Properties. Section 2.2(a)(ii) of the Original Loan Agreement is deleted in its entirety, and superseded by this Section 2.10(c).

(1) As used in this Section 2.10(c), the term “Pro Rata Payment Conditions” shall mean both of the following: (i) the aggregate outstanding principal balance of Note A shall be equal to or less than $600,000,000 (taking into account the Release Price to be applied to the outstanding principal balance of Note A in connection with such release); and (ii) with respect to the most recent Test Period preceding the proposed release, Borrower shall have achieved a minimum Debt Yield of 13% (after appropriate adjustments (x) to include only Operating Income and Operating Expenses attributable to the Mortgaged Properties remaining after the release, and (y) to take into account principal prepayments made through the date of the release, including the Release Price to be applied to principal prepayment in connection with such release, for purposes of determining the Principal Indebtedness and the Mezzanine Loan Principal Indebtedness). The foregoing determination shall be made independently with respect to each proposed release of a Mortgaged Property. Borrower shall deliver to Lender, at least thirty (30) days prior to any proposed release of a Mortgaged Property, a Debt Yield Certification for purposes of the above Debt Yield determination.

(2) If at any time a release of any Mortgage is proposed with respect to a Transfer of a Mortgaged Property, Borrower shall (as a condition to Lender’s obligation to release such Mortgaged Property) pay the Release Price to Lender and (if applicable) to Mezzanine Lender in the proportions stated in Section 2.10(c)(2)(A) or Section 2.10(c)(2)(B) below, as applicable:

(A) If either of the Pro Rata Payment Conditions will not be satisfied as of the occurrence of the proposed release and the payment of the applicable Release Price, Borrower shall cause all of the Release Price to be paid to Lender (and none of the Release Price shall be paid to Mezzanine Lender), and Lender shall apply all of the Release Price (i) first, to the outstanding principal balance of Note A only (which payment shall be applied pro rata to the A Noteholders based on their respective outstanding principal balances as of the Modification Closing Date) until Note A is paid in full, (ii) second, to the outstanding principal balance of Note B-1 (which payment shall be applied pro rata to the B-1 Noteholders based on their respective outstanding principal balances as of the Modification Closing Date) until Note B-1 is paid in full, and (iii) third, to the outstanding principal balance of Note B-2 (which payment shall be applied pro rata to the B-2 Noteholders based on their respective outstanding principal balances as of the Modification Closing Date) until Note B-2 is paid in full; or

(B) If both of the Pro Rata Payment Conditions will be satisfied as of the occurrence of the proposed release and the payment of the applicable Release Price, Borrower shall pay the Release Price to Lender and Mezzanine Lender in proportion to the outstanding principal balances of the Loan and the Mezzanine Loan as of the date of payment, in which case (i) the portion of the Release Price paid to Lender shall be applied to the outstanding principal balance of the Note Components in proportion to their respective outstanding principal balances as of the date of payment, and (ii) the portion of the Release Price paid to Mezzanine Lender shall be applied to the outstanding principal balance of the Mezzanine Loan.

(3) Notwithstanding anything contained herein to the contrary, Lender shall have no obligation to release any Mortgage unless the full Release Price for the applicable Mortgaged Property encumbered by such Mortgage is paid by Borrower (even if the Net Proceeds are less than the Release Price), and Borrower concurrently pays the LIBOR Breakage Amount under Section 2.4(d) above. Borrower may provide additional funds from another source (i.e., other than Net Proceeds, Collateral Accounts or revenue or proceeds of the Collateral) to make up any shortfall between the Net Proceeds and the Minimum Release Price.

(d) Conforming Revisions. Notwithstanding anything in the Loan Documents to the contrary, from and after the Modification Closing Date, (i) the terms “Excess Transfer Proceeds,” “Mortgage Loan Percentage,” “Release Price Deficit,” “Spread Maintenance Amount,” “Spread Maintenance Period,” and “DSCR Threshold” shall have no further application, and (ii) Borrower shall have no right to receive or retain any portion of Net Proceeds from any Transfer of the Mortgaged Properties. Section 2.2(d) of the Original Loan Agreement is hereby deleted in its entirety.

2.11 Encumbered Property Capital Events. Section 2.5(a) of the Original Loan Agreement is deleted in its entirety, and superseded by this Section 2.11.

(a) Encumbered Property Pro Rata Payment Conditions. As used in this Section 2.11, with respect to any Capital Event affecting an Encumbered Property, the term “Encumbered Property Pro Rata Payment Conditions” shall mean both of the following: (i) the aggregate outstanding principal balance of Note A shall be equal to or less than $600,000,000 (taking into account the Excess Capital Event Proceeds to be applied to the outstanding principal balance of Note A in connection with such Capital Event); and (ii) with respect to the most recent Test Period preceding the occurrence of the Capital Event, Borrower shall have achieved a minimum Debt Yield of 13% (with appropriate adjustment to take into account principal prepayments made through the date of the Capital Event, including the amount to be applied to principal prepayment in connection with such Capital Event, for purposes of determining the Principal Indebtedness and the Mezzanine Loan Principal Indebtedness). The foregoing determination shall be made independently with respect to each Capital Event involving an Encumbered Property. Borrower shall deliver to Lender, at least thirty (30) days prior to any proposed Capital Event with respect to an Encumbered Property, a Debt Yield Certification for purposes of the above Debt Yield determination.

(b) Payment of Excess Capital Event Proceeds. If at any time a Capital Event shall occur with respect to any of the Encumbered Properties:

(1) If either of the Encumbered Property Pro Rata Payment Conditions will not be satisfied as of the occurrence of the Capital Event and the payment of the applicable Excess Capital Event Proceeds, Borrower shall cause all of the Excess Capital Event Proceeds to be paid to Lender and Lender shall apply all of the Excess Capital Event Proceeds (i) first, to the outstanding principal balance of Note A only (which payment shall be applied pro rata to the A Noteholders based on their respective outstanding principal balances as of the Modification Closing Date) until Note A is paid in full, (ii) second, to the outstanding principal balance of Note B-1 (which payment shall be applied pro rata to the B-1 Noteholders based on their respective outstanding principal balances as of the Modification Closing Date) until Note B-1 is paid in full, and (iii) third, to the outstanding principal balance of Note B-2 (which payment shall be applied pro rata to the B-2 Noteholders based on their respective outstanding principal balances as of the Modification Closing Date) until Note B-2 is paid in full; or

(2) If both of the Encumbered Property Pro Rata Payment Conditions will be satisfied as of the occurrence of the Capital Event and the payment of the applicable Excess Capital Event Proceeds, Borrower shall cause all of the Excess Capital Event Proceeds to be paid to Lender and Mezzanine Lender as principal payments on the Loan and the Mezzanine Loan in proportion to their respective outstanding principal balances as of the date of payment, in which case (i) the portion of the Excess Capital Event Proceeds paid to Lender shall be applied to the outstanding principal balance of the Note Components in proportion to their respective outstanding principal balances as of the date of payment, and (ii) the portion of the Excess Capital Event Proceeds paid to Mezzanine Lender shall be applied to the outstanding principal balance of the Mezzanine Loan.

2.12 Cash Management; Reserve Accounts.

(a) Deposit of Available Net Cash into Cash Management Account. Borrower shall continue to deposit (or cause each Approved Property Manager and the Operating Partnership to deposit) all available net cash from the Mortgaged Properties and the Encumbered Properties (including payments from any Extension Interest Rate Cap Agreements) into the Cash Management Account in accordance with Section 3.1 and other applicable provisions of the Original Loan Agreement (as amended by this Amendment). Borrower shall not make any Distributions of such available cash, as restricted in Section 2.3 above. Section 3.1 of the Original Loan Agreement is hereby amended by deleting clause (iii) from subsection (b) thereof (and all Net Proceeds and Excess Capital Event Proceeds shall be applied in accordance with Sections 2.10 and 2.11 above).

(b) Letters of Credit. Within three (3) Business Days following the Modification Closing Date, Lender shall release the existing Qualified Letter of Credit in the current outstanding amount of $22,261,082.96 (and Lender will not draw on such Qualified Letter of Credit following the Modification Closing Date). Following the Modification Closing Date, notwithstanding anything in the Loan Agreement to the contrary, Borrower shall have no further right or obligation to provide any Qualified Letter of Credit in lieu of all or any portion of any Collateral Account deposit that is required under the Loan Agreement, as modified by this Amendment (i.e. all Collateral Accounts must be maintained 100% in cash).

(c) Remaining Collateral Accounts Following Modification Closing Date. The term “Collateral Accounts” (as defined in the Loan Agreement) is hereby amended and restated as of the Modification Closing Date as follows:

““Collateral Accounts” means, collectively, the (i) Cash Management Account, (ii) the Loss Proceeds Account, (iii) the Tax, Ground Rents and Insurance Reserve Account, (iv) the FF&E and CapEx Reserve Account, (v) the Working Capital Reserve Account, (vi) the Blocked Accounts, and (vii) any other reserve hereafter established in accordance with the Loan.”

For purposes of clarification, with reference to Article III of the Original Loan Agreement, (i) the FF&E Reserve Account and the Required Capital Expenditure Reserve Account have been combined into the “FF&E and CapEx Reserve Account”, (ii) the Low Debt Yield Reserve Account has been renamed as the “Working Capital Reserve Account”, and (iii) the Cash Reserve Account, the Deferred Maintenance and Environmental Reserve Account, the Debt Service Reserve Account, the Unfunded Obligations Account and the Nashville Reserve Accounts have no existing balances, are no longer intended to be utilized following the Modification Closing Date, and all references thereto in the Loan Agreement shall be deemed deleted as of the Modification Closing Date.

(d) Deposits Into Collateral Accounts on Modification Closing Date. On the Modification Closing Date: (i) $18,168,510 of the funds currently held in the Low Debt Yield Reserve Account shall be transferred to the FF&E and CapEx Reserve Account; (ii) the balance of the Low Debt Yield Reserve Account shall be retained in such account, which account, for purposes of the Loan Agreement and other Loan Documents, as amended by this Amendment, shall be renamed as the “Working Capital Reserve Account”; and (iii) Borrower shall deposit into the Working Capital Reserve Account the amount of $2,026,240, as described below. Borrower represents to Lender that: (a) there have been no Distributions of funds derived from the Collateral Accounts or otherwise derived from the Collateral since May 28, 2008 (other than (i) permitted payments to Pillar Hotel and Resorts, L.P. (f/k/a Archon Hospitality, L.P.) under Approved Management Agreements, (ii) asset management fees payments payable to Asset Manager pursuant to the Asset Management Agreement, (iii) Trust Preferred Payments (as defined in amended and restated Section 3.2(b)(vi) of the Original Loan Agreement), and (iv) Distributions for the purpose of making payments on Note B and on the Mezzanine Loan to the extent, and only to the extent, permitted under the provisions of the Loan Documents); and (b) Borrower currently holds available cash derived from the Collateral Accounts and the Collateral since May 28, 2008 in the amount of $12,026,240, of which (A) $10,000,000 shall be applied as a principal payment on Note A on the Modification Closing Date, and (B) $2,026,240 shall be deposited into the Working Capital Reserve Account on the Modification Closing Date.

(e) Distributions From Cash Management Account. Effective as of the Modification Closing Date, Sections 3.2(a), 3.2(b) and 3.2(c) of the Original Loan Agreement are amended and restated in their entirety as follows (for purposes of clarification, Sections 3.2(d) and 3.2(e) of the Original Loan Agreement shall remain in effect):

“3.2 Disbursements from Cash Management Account.

(a) Disbursements. Lender and Borrower agree (and the Cash Management Agreement shall provide) that all cash deposited into the Cash Management Account shall be disbursed for the purposes and in accordance with the priorities set forth in Section 3.2(b) below, and Borrower shall have no right to receive any disbursements from the Cash Management Account (other than disbursements pursuant to Sections 3.2(b)(vii) and 3.2(b)(viii) below).

(b) Payment Priorities. On each Payment Date (or as otherwise provided herein), provided no Event of Default has occurred and is continuing (and subject to any other conditions to disbursement provided herein), Lender shall disburse amounts from the Cash Management Account, to the extent funds are available therein, to make the following payments in the following order of priority:

(i) To the Tax, Ground Rents and Insurance Reserve Account, the amount then required to be deposited therein pursuant to Section 3.4;

(ii) To Lender, the amount of all scheduled or delinquent interest payments then due and payable or past due and payable on the Loan, and all other amounts then due and payable under the Loan Documents;

(iii) To the FF&E and CapEx Reserve Account, the amount required to be deposited therein pursuant to Section 3.6 (as amended and restated in Section 2.12(f) of the Third Omnibus Amendment);

(iv) To the FF&E and CapEx Reserve Account, an additional amount (i.e., in addition to the amount described in Section 3.2(b)(iii) above) equal to $10,000,000, for each semi-annual period (i.e., January 1 through June 30, and July 1 through December 31) during calendar years 2011 and 2012 (Borrower may designate the amount to be disbursed on each Payment Date under this clause (iv), provided that a cumulative amount of $10,000,000 must be disbursed into the FF&E and CapEx Reserve Account under this Section 3.2(b)(iv) by the end of each semi-annual period, or Lender may itself disburse any shortfall existing at the end of such semi-annual period into the FF&E and CapEx Reserve Account);

(v) If and only if interest on the Mezzanine Loan is currently payable to Mezzanine Lender under Section 2.7(a) of the Third Omnibus Amendment (that is, a Deferral Period as defined in the Third Omnibus Amendment does not then exist), the amount of the then currently scheduled interest payment on the Mezzanine Loan (and no other payments) to the Mezzanine Lender, pursuant to Mezzanine Lender’s written instruction to Lender;

(vi) To pay scheduled quarterly debt service payments only (and no other payments) that are required to be made pursuant to that certain Junior Subordinated Indenture, dated June 17, 2005 (the “Indenture”), between the Operating Partnership and JPMorgan Chase Bank, National Association, as trustee, including, without limitation, as relates to the Securities (as defined in the Indenture) and the Trust Securities (as defined in the Indenture) (such payments, collectively, the “Trust Preferred Payments”), pursuant to Borrower’s written instruction to Lender (the foregoing applies only (x) to the Indenture as currently existing and presented to Lender, and not to any subsequent increases thereto or modifications thereof, and (y) shall no longer apply to the extent that Borrower or any Affiliate of Borrower holds, except for the OP Interest described below, all or any portion of the indebtedness existing pursuant to the Indenture (the “Indenture Indebtedness”). Borrower represents to Lender that (except for the interest held by Operating Partnership as described in the next sentence) neither Borrower nor any Affiliate of Borrower currently holds nor will hereafter hold all or any portion of the Indenture Indebtedness, and Borrower agrees to immediately notify Lender if Borrower or any Affiliate of Borrower hereafter holds any additional portion of the Indenture Indebtedness. Borrower represents that Operating Partnership presently holds approximately three percent (3%) of the Indenture Indebtedness (the “OP Interest”). As an accommodation to Borrower and Operating Partnership, because it is not possible as a practical matter to cause partial payments of the Trust Preferred Payments, Operating Partnership shall be permitted to receive a portion of the Trust Preferred Payments based on its OP Interest, but shall hold such amounts in trust for Lender, and Borrower shall cause Operating Partnership to immediately upon receipt thereof deposit any such amounts back into the Cash Management Account. Nothing in this Section 3.2(b)(vi) herein shall create any rights in favor of (nor shall this Section 3.2(b)(vi) be enforceable by) any holder of any portion of the Indenture Indebtedness as a third party beneficiary or otherwise (including Borrower if Borrower holds all or any portion of the Indenture Indebtedness, and in such event, Borrower hereby irrevocably waives any right, in bankruptcy or otherwise, to collect any amounts under this Section 3.2(b)(vi), which shall have no further force or effect);

(vii) At Borrower’s discretion, to Borrower to fund (x) any shortfalls in payment of scheduled monthly debt service and funding of any reserves only with respect to the Encumbered Property Indebtedness (i.e., that cannot be funded after application of all revenues derived from the Encumbered Properties and all available reserves maintained with respect to the Encumbered Property Indebtedness or advances available under the Encumbered Property Indebtedness), and (y) any operating expense shortfalls of Borrower or the Encumbered Property Owners that are approved by Lender in its reasonable discretion (subject to all specific restrictions in the Loan Documents); provided that, within fifteen (15) days of each funding by Lender under this Section 3.2(b)(vii), Borrower shall provide Lender with an Officer’s Certificate and such back-up information that is within Borrower’s possession or control and reasonably requested by Lender, which certifications and information shall be subject to reasonable verification by Lender (and such delivery and verification shall be a condition to the next funding by Lender under this Section 3.2(b)(vii));

(viii) To Borrower to fund approved G&A Expenses to the extent permitted under Section 2.8 of the Third Omnibus Amendment, and further subject to the provisions of Section 3.17 (as added in Section 2.12(h) of the Third Omnibus Amendment); and

(ix) All remaining funds in the Cash Management Account shall be transferred to the Working Capital Reserve Account.

(c) Funding of Shortfalls From Working Capital Account. As used herein, a “Shortfall” means the amount by which a payment described in any of Sections 3.2(b)(i) through (viii) above exceeds the amount available for such payment in the Cash Management Account. A Shortfall with respect to the payment described in Section 3.2(b)(iv) above shall not exist with respect to any semi-annual period described therein until the end of such semi-annual period (i.e., each June 30 or December 31, as applicable).

(i) Shortfalls under Sections 3.2(b)(i) through 3.2(b)(iv). If on any Payment Date a Shortfall exists with respect to any of the payments described in Sections 3.2(b)(i) through 3.2(b)(iv) above, Borrower shall deposit into the Cash Management Account on such Payment Date an amount equal to such Shortfall (which amount shall be used to pay such Shortfall); provided, however, if no Event of Default then exists and is continuing, Borrower may, in accordance with Section 3.9 (as amended and restated in Section 2.12(g) of the Third Omnibus Amendment), direct Lender in writing to apply available funds in the Working Capital Reserve Account towards such Shortfall (and any remaining portion of such

Shortfall, if any, shall be deposited by Borrower from its own funds). If Borrower shall fail to make any deposit required above, such failure shall constitute an Event of Default and, in addition to all other rights and remedies provided for under the Loan Documents, Lender may disburse and apply all funds in the Collateral Accounts in accordance with Section 3.13(c), but subject, however, to the overriding payment priorities in Section 2.2(d) of the Third Omnibus Amendment. All amounts funded from the Working Capital Reserve Account or by Borrower under this Section 3.2(c)(1) must be applied solely to the specific purposes and in the order of priority described in Section 3.2(b).

(ii) Shortfalls under Sections 3.2(b)(v) through 3.2(b)(viii). If on any Payment Date a Shortfall exists with respect to any of the payments described in Sections 3.2(b)(v) through 3.2(b)(viii) above, inclusive, provided that no Event of Default then exists and is continuing (and further provided that any Shortfalls under Sections 3.2(b)(i) through 3.2(b)(iv) above, inclusive, have all been fully funded pursuant to Section 3.2(c)(1) above), Borrower may, in accordance with Section 3.9 (as amended and restated in Section 2.12(g) of the Third Omnibus Amendment), direct Lender in writing to apply available funds in the Working Capital Reserve Account towards any one or more specific Shortfalls (in any order of priority determined by Borrower). To the extent that any of such disbursements are made to Borrower, Borrower covenants to apply such disbursements for the purposes that were designated in Borrower’s written notice to Lender (as supported by an Officer’s Certificate, if requested by Lender).”

(f) FF&E and CapEx Reserve Account. Effective as of the Modification Closing Date, Section 3.6 (FF&E Reserve Account) of the Original Loan Agreement is amended and restated as follows:

“Section 3.6 FF&E and CapEx Reserve Account.

(a) Establishment of FF&E and CapEx Reserve Account. Borrower shall establish and thereafter maintain with the Cash Management Bank an account for the purpose of reserving amounts in respect of FF&E and Capital Expenditures included in Approved Annual Budgets or otherwise approved by Lender in its reasonable discretion (the “FF&E and CapEx Reserve Account”).

(b) Deposits Into FF&E and CapEx Reserve Account. On the Modification Closing Date (after the deposit required under Section 2.12(d) of the Third Omnibus Amendment has been made), the FF&E and CapEx Reserve Account will have a balance of approximately $18,168,510. Thereafter, additional deposits shall be made into the FF&E and CapEx Reserve Account from the Cash Management Account pursuant to Sections 3.2(b)(iii) and (iv).

(c) Pre-Funded Disbursements. Provided no Event of Default has occurred and is continuing, during the period from the Modification Closing Date until the end of calendar year 2012, Lender shall make monthly (but not more than once per calendar month) disbursements to Borrower from the FF&E and CapEx Reserve Account, as follows (for purposes of clarification, disbursements under this Section 3.6(c) are pre-funded disbursements, subject to the limitations and verification procedures set forth below, as opposed to reimbursement or direct payment disbursements under Section 3.6(d) below):

(1) Initial Pre-Funding On the Modification Closing Date. On the Modification Closing Date, Lender shall disburse to Borrower the amount of $10,167,000, for the initial period from the Modification Closing Date until December 31, 2010.

(2) Monthly Draw Packages. On or before January 15, 2011, and on or before the fifteenth (15th) day of each succeeding calendar month through the end of 2012, Borrower shall provide Lender with each of the following (the “Draw Package”): (a) a disbursement request designating a requested disbursement amount for such month; (b) a reconciliation report (the “Reconciliation Report”), showing (i) the amount disbursed by Lender to Borrower for the prior calendar month, (ii) the amount actually spent by Borrower for the prior calendar month, (iii) the cumulative amount disbursed by Lender to Borrower since the Modification Closing Date, (iv) the cumulative amount actually spent by Borrower since the Modification Closing Date, and (v) expenditures made on an individual Property basis; (c) an Officer’s Certificate certifying that the information in such reconciliation report is true and correct and such other certifications as may be reasonably requested by Lender; and (d) the items designated in Section 3.6(h) below with respect to work completed for the prior month. Each foregoing monthly reconciliation and corresponding Officer’s Certificate is referred to collectively herein as the “Pre-Funding Reconciliation.” Lender shall have the right to review and reasonably verify the content (and supporting calculations and data) set forth in the Reconciliation Report and other materials and information contained in the Draw Package. As used herein, the term “Cumulative Unspent Disbursements” shall mean, with respect to any Reconciliation Report, the cumulative amount disbursed by Lender to Borrower under this Section 3.6(c) since the Modification Closing Date (i.e., as described in clause (b)(iii) above), minus the cumulative amount actually spent by Borrower from disbursements made under this Section 3.6(c) for FF&E and Capital Expenditures since the Modification Closing Date (i.e., as described in clause (b)(iv) above), if a positive number. For purposes of clarification, the Draw Package and Pre-Funding Reconciliation referred to above (and all other disbursements, expenditures and reconciliations referred to in this Section 3.6(c)) relate only to pre-funded disbursements under this Section 3.6(c) and expenditures made with funds disbursed under this Section 3.6(c), and not to disbursements and expenditures made under Section 3.6(d) below (and all disbursements and expenditures made pursuant to this Section 3.6(c) and Section 3.6(d) below shall be separately requested and separately accounted for in all reconciliations).

(3) Pre-Funding for January, 2011 through December, 2012. For each calendar month commencing January, 2011, and continuing through December 31, 2012, within five (5) Business Days following Lender’s receipt of the Draw Package (unless Lender has reasonably disapproved the same), Lender will disburse to Borrower the disbursement amount requested by Borrower, subject, however, to the maximum disbursement amounts described in Section 3.6(c)(4) below. Notwithstanding anything herein to the contrary, however, Lender’s making of any monthly disbursement shall not be deemed an approval of the Pre-Funding Reconciliation or any other information in the Draw Package, and Lender shall have the right at any time to request additional information from Borrower with respect to prior months and to make adjustments for prior months.

(4) Maximum Monthly Pre-Funded Disbursements for January, 2011 through December, 2012. Each monthly disbursement under Section 3.6(c)(3) above shall be limited to the following maximum disbursement amount, as applicable (determined on a calendar month basis):

(A) Each monthly disbursement during the period from January 1, 2011 through March 31, 2011, shall be limited so that the sum of (i) the requested monthly disbursement, plus (ii) the Cumulative Unspent Disbursements existing as of the end of the prior month, shall not exceed $10,167,000;

(B) So long as Borrower’s cumulative expenditures following the Modification Closing Date are less than $40,668,000, each monthly disbursement during the period from April 1, 2011 through December 31, 2011, shall be limited so that the sum of (i) the requested monthly disbursement plus (ii) the Cumulative Unspent Disbursements existing as of the end of the prior month, shall not exceed the lesser of (x) $10,167,000 or (y) the sum of (A) $3,167,000 plus (B) $40,668,000 less Borrower’s cumulative expenditures following the Modification Closing Date;

(C) After Borrower’s cumulative expenditures following the Modification Closing Date are more than $40,668,000, but less than $60,004,000, each monthly disbursement during the period from April 1, 2011 through December 31, 2011, shall be limited so that the sum of (i) the requested monthly disbursement plus (ii) the Cumulative Unspent Disbursements existing as of the end of the prior month, shall not exceed $5,000,000;

(D) During calendar year 2011, at such time as cumulative expenditures from the Modification Closing Date to the date of measurement are more than $60,004,000, Borrower shall be prohibited from requesting any further monthly disbursements under this Section 3.6(c);

(E) So long as Borrower’s cumulative expenditures from January 1, 2012 to December 31, 2012 are less than $38,004,000, each monthly disbursement during the period from January 1, 2012 through December 31, 2012, shall be limited so that the sum of (i) the requested monthly disbursement, plus (ii) the Cumulative Unspent Disbursements existing as of the end of the prior month, shall not exceed $5,000,000; and

(F) During calendar year 2012, at such time as cumulative expenditures from January 1, 2012 to the date of measurement are more than $38,004,000, Borrower shall be prohibited from requesting any further monthly disbursements under this Section 3.6(c).

(d) Reimbursement or Direct Payment Disbursements. In addition to the pre-funded disbursements provided for in Section 3.6(c) above (and to be separately accounted for), provided no Event of Default has occurred and is continuing, Lender shall make monthly disbursements to Borrower (but not more than once per calendar month) from the FF&E and CapEx Reserve Account to reimburse Borrower for the cost of FF&E or Capital Expenditures actually incurred and paid for by Borrower (or to be paid for directly from the requested disbursement) pursuant to Approved Annual Budgets or otherwise approved by Lender in its reasonable discretion, within thirty (30) days after receipt of the following items:

(i) Borrower shall deliver to Lender invoices evidencing that the costs for which such disbursements are requested have been paid, or are due and payable;

(ii) Borrower shall deliver to Lender an Officer’s Certificate confirming that all such costs have been previously paid by Borrower or will be paid from the proceeds of the requested disbursement; and

(iii) Lender may condition the making of a requested disbursement on (1) reasonable evidence establishing that Borrower has applied any amounts previously received by it in accordance with this Section 3.6(d) (or has otherwise paid) for the expenses to which specific draws made under this Section 3.6(d) relate, (2) reasonably satisfactory site inspections, if the cost of the contemplated work exceeds $500,000, and (x) the current month’s requested disbursement exceeds $50,000 or (y) the cumulative requested disbursements on the contemplated work exceeds $100,000, and (3) receipt of appropriate lien releases and waivers from any contractors, subcontractors and others with respect to such amounts if such amounts exceed $100,000 (provided that, with respect to any amounts to be paid from the requested disbursement, Borrower shall deliver to Lender, on or prior to the following Payment Date, appropriate lien releases and waivers in respect of such amounts if the costs thereof exceed $100,000).

(e) Restrictions on Use of Disbursements. Borrower shall use all disbursements from the FF&E and CapEx Reserve Account solely for FF&E and Capital Expenditures for Mortgaged Properties and Encumbered Properties that are included in Approved Annual Budgets or otherwise approved by Lender in its reasonable discretion. Borrower shall timely perform all FF&E work and Capital Expenditure work required under Approved Franchise Agreements (including, without limitation, work required pursuant to any Property Improvement Plans) existing from time to time with respect to the Mortgaged Properties and Encumbered Properties.

(f) Disbursements for FF&E and Capital Expenditures for Encumbered Properties. Borrower may draw on the FF&E and CapEx Reserve Account to fund the cost of FF&E and/or Capital Expenditures for any Encumbered Property, subject to the following provisions. Before drawing on the FF&E and CapEX Reserve Account for such expenditures, Borrower shall first (i) obtain any required approvals to such work to the extent required under the terms of the Encumbered Property Indebtedness, (ii) exhaust any available cash held by the Encumbered Property Owner, and (iii) if the Encumbered Property Indebtedness permits direct funding of the requested disbursements, exhaust all available reserves and/or advances. To the extent that cash, reserves or advances are not available at the Encumbered Property level as described above, Borrower may draw on the FF&E and CapEx Reserve to fund such expenditures. If the Encumbered Property Indebtedness permits Borrower to receive reimbursement for FF&E and/or Capital Expenditures previously spent, Borrower shall promptly seek reimbursement from such available reserves and/or advances, and deposit such reimbursements back into the FF&E and CapEx Reserve Account. Lender may require Borrower to certify to any of the foregoing covenants with an appropriate Officer’s Certificate.

(g) Quarterly Inspections and Reports. Lender may require Borrower to provide Lender on a quarterly basis with updated property inspections and other information generated by Borrower (on a property-by-property basis), and in such detail as Lender may reasonably request) to assure Lender that all FF&E work and Capital Expenditure work has been completed in the manner represented by Borrower and in accordance with the requirements of the Loan Documents, any applicable Approved Franchise Agreements or other applicable Legal Requirements.

(h) Verification of Completed Work. As required by Section 3.6(c)(2) above, and otherwise within fifteen (15) days after request by Lender, Borrower shall provide the following items with respect to any completed work:

(i) an Officer’s Certificate confirming that such work has been completed and paid for, and such other information as may be reasonably requested by Lender;

(ii) copies of invoices or other evidence reasonably requested by Lender evidencing the costs covered by any disbursement, and evidence of actual payment of such costs; and

(iii) copies of applicable lien releases and waivers (as reasonably determined by Lender) from any contractors, subcontractors and suppliers where the contract amount exceeds $100,000, and title updates and/or title policy endorsements that Lender may reasonably request from time to time.”

(g) Working Capital Reserve Account. Effective as of the Modification Closing Date, Section 3.9 (Working Capital Reserve Account) of the Original Loan Agreement is amended and restated as follows:

“3.9. Working Capital Reserve Account.

(a) Establishment of Working Capital Reserve Account. On the Modification Closing Date under the Third Omnibus Amendment, the former Low Debt Yield Reserve Account shall be renamed the “Working Capital Reserve Account” and will have (after the transfer described in Section 2.12(d) of the Third Omnibus Amendment and the payment of closing costs under this Amendment as described therein), a balance of approximately $10,000,000. Thereafter, additional deposits shall be made into the Working Capital Reserve Account from the Cash Management Account pursuant to Section 3.2(b)(ix).

(b) Borrower Disbursements.

(i) Note A Payments. Borrower may at any time (and without regard to the restrictions set forth in Section 3.9(c) below) direct Lender in writing to apply all or any portion of available funds in the Working Capital Reserve Account to the outstanding principal balance of Note A only (which payment shall be applied pro rata to the A Noteholders based on their respective outstanding principal balances as of the Modification Closing Date).

(ii) Other Disbursements. Subject to the restrictions set forth in Section 3.9(c) below, and provided no Event of Default has occurred and is continuing, Borrower may direct Lender in writing from time to time to make payments from the Working Capital Reserve Account to fund Shortfalls in accordance with Section 3.2(c) (as amended and restated in Section 2.12(e) of the Third Omnibus Amendment), and to fund certain other costs and expenses in accordance with Sections 2.1(b), 2.4(d), 2.4(f) and Section 4 (other than the required $10,000,000 principal prepayment required on Note A) of the Third Omnibus Amendment. Borrower shall have no other right to request or receive disbursements from the Working Capital Reserve Account.

(c) Restrictions on Disbursements. Notwithstanding anything herein to the contrary, but subject to Section 3.9(b)(i) above: (i) except with respect to disbursements to fund Shortfalls under Sections 3.2(b)(i) through 3.2(b)(iv) above (as to which the following minimum balances do not apply), Borrower shall at all times maintain a minimum balance in the Working Capital Reserve Account equal to (x) $2,000,000 from the Modification Closing Date until June 30, 2011, (y) $3,500,000 from July 1, 2011 until June 30, 2012, and (z) $5,000,000 from July 1, 2012 until the Indebtedness is paid in full, and Borrower shall have no right to request or receive disbursements (other than to fund Shortfalls under Section 3.2(b)(i) through 3.2(b)(iv) above) that would cause the balance in the Working Capital Reserve Account to drop below the foregoing applicable minimum balance (unless Lender consents to such disbursements in its sole discretion); and (ii) once a Sweep Amount is determined, such Sweep Amount may not be withdrawn from the Working Capital Reserve Account until it is applied to principal on the Sweep Date pursuant to Section 2.2(b) of the Third Omnibus Amendment (although, for purposes of clarification, other funds in the Working Capital Reserve Account in excess of the Sweep Amount may continue to be withdrawn as provided herein).

(d) Sweep Amount Disbursements. On each Sweep Date (as defined in Section 2.2(b) of the Third Omnibus Amendment), Lender is hereby irrevocably directed by Borrower to automatically (i.e., without the necessity of any further direction from Borrower) cause the Sweep Amount (as defined in Section 2.2(b) of the Third Omnibus Amendment) to be applied to the outstanding principal balance of Note A only (which payment shall be applied pro rata to the A Noteholders based on their respective outstanding principal balances as of the Modification Closing Date) until Note A is paid in full, in accordance with Section 2.2(b) of the Third Omnibus Amendment.”

(h) Funding of G&A Expenses. The following new Section 3.17 is added to the Original Loan Agreement, effective as of the Modification Closing Date:

“Section 3.17 Funding of G&A Expenses. This Section shall govern the payment of G&A Expenses from disbursements made from the Cash Management Account pursuant to Section 3.2(b)(viii).

(a) Disbursements. Provided no Event of Default has occurred and is continuing, Lender shall make the following disbursements from the Cash Management Account on each Payment Date (Lender acknowledges that such disbursements are pre-funded disbursements, rather than reimbursements). For calendar year 2011, the amount to be disbursed to Borrower under Section 3.2(b)(viii) is agreed to be $718,000 per month, and thereafter shall be based on the Approved G&A Budget (in each case, subject to the availability of funds under the priorities set forth in Section 3.2(b)). Borrower shall use each monthly disbursement made to it under Section 3.2(b)(viii) solely to pay for actual G&A Expenses for such month pursuant to an Approved G&A Budget. With respect to any particular monthly disbursement made to Borrower, if Borrower does not actually use all of such monthly disbursement for permitted G&A Expenses during such month, then within fifteen (15) days after the expiration of such month Borrower shall return the unused portion of such disbursement to Lender to be deposited back into the Cash Management Account (such cumulative returned amount existing from time to time, less any amounts re-advanced from time to time under the next sentence, being referred to as the “G&A Returned Amount”). In addition to the maximum monthly disbursements described in this Section 3.17 and to the extent that such permitted monthly disbursements have been expended for permitted G&A Expenses during such month, Borrower may also request a monthly disbursement up to the then remaining G&A Returned Amount, but not to exceed $718,000 per month, and subject to availability of funds in the Cash Management Account under the priorities set forth in Section 3.2(b)).

(b) Verification. Within fifteen (15) days following the end of each calendar month for which a disbursement was made for G&A Expenses as provided herein, Borrower shall provide the following items with respect to the G&A Expenses covered by such disbursement:

(i) an Officer’s Certificate confirming that all G&A Expenses covered by such disbursement (to the extent such disbursement has not been returned to Lender) have actually been incurred by Borrower, and such other information as may be reasonably requested by Lender; and

(ii) reasonable back-up documentation evidencing that the G&A Expenses covered by such disbursement (to the extent such disbursement has not been returned to Lender) has actually been incurred by Borrower.”

(i) Limitations on Disbursements From Collateral Accounts. The following new Section 3.18 is added to the Original Loan Agreement, effective as of the Modification Closing Date:

“3.18 Limitations on Collateral Account Disbursements. Notwithstanding anything in the Loan Documents to the contrary: (i) Borrower’s right to request and receive any disbursement from any Collateral Account shall be limited to the funds then existing in the applicable Collateral Account (and Lender shall have no express or implied obligation to advance any funds under the Loan or otherwise to make up any shortfall); and (ii) all disbursements made from Collateral Accounts shall be used by Borrower only for the permitted purposes for which such disbursements were made under the applicable provisions of the Loan Agreement (as amended by the Third Omnibus Amendment).”

(j) Conforming Changes. The following Sections of the Original Loan Agreement shall each be deleted as of the Modification Closing Date: Section 3.5 (Cash Reserve Account), Section 3.7 (Deferred Maintenance and Environmental Reserve Account), Section 3.8 (Required Capital Expenditure Reserve Account), Section 3.10 (Debt Service Reserve Account), Section 3.11 (Unfunded Obligations Account) and Section 3.16 (Nashville Reserve Account). Further, the concept of a “Trigger Period,” as used in the Original Loan Agreement, shall have no further application.

(k) Property Manager Payment Direction Letter. On the Modification Closing Date, Borrower shall deliver to Lender an executed letter, in the form of Exhibit C to this Amendment, with respect to each currently existing property manager for the Mortgaged Properties, directing such property manager to deliver all cash flow from the applicable Mortgaged Properties, after payment of property expenses and permitted management fees, and retention of any required minimum operating reserve provided for in the management agreement, directly to the Cash Management Account or other Blocked Account designated by Lender (each, a “Property Manager Payment Direction Letter”). Upon the occurrence and during the continuance of an Event of Default, Lender is authorized to deliver any or all of the Property Manager Payment Direction Letters and to enforce the same.

(l) Amendment to Cash Management Agreement. On the Modification Closing Date, Borrower and Lender shall enter into an amendment of the existing Cash Management Agreement, in the form of Exhibit D attached hereto (the “CMA Amendment”). Each of the Noteholders hereby authorizes and directs GECC to enter into the CMA Amendment as agent for all of the Noteholders, in GECC’s capacity as the Lead Lender (as described in Section 2.17 below).

2.13 Guaranty Amendment. On the Modification Closing Date, the Operating Partnership and Sponsor (collectively, “Guarantors”) will each execute and deliver to Lender a First Amendment to Guaranty of Recourse Obligations (Mortgage Loan) in the form(s) attached as Exhibit B to this Amendment (the “Guaranty Amendment”).

2.14 Governing Law. Section 9.2(A) of the Original Loan Agreement is amended and restated as follows (for purposes of clarification, Section 9.2(B) of the Original Loan Agreement remains in effect):

“(A) Except only to the extent that any Mortgage or other Loan Document expressly states that the law of another jurisdiction shall govern such Loan Document or any particular matter specified therein, the validity, construction, enforcement and interpretation of the Loan Documents, and any claim, controversy or dispute arising under or related to any of the Loan Documents, the transactions contemplated thereby or the rights, duties and relationship of the parties thereto, shall be governed by the laws of the State of New York, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.”

2.15 Restrictions on Acquisitions of Further Mortgaged Properties and Encumbered Properties, and Financing of Encumbered Properties. Notwithstanding anything in the Loan Documents to the contrary, from and after the Modification Closing Date: (i) without the prior written consent of Lender in its sole discretion, Borrower shall have no right to (and shall not) cause or permit the acquisition of any additional Mortgaged Properties or Encumbered Properties; (ii) except with respect to the acquisition of Encumbered Property Indebtedness by Borrower or any Affiliate of Borrower from funds that are not subject to the restrictions set forth in the Loan Agreement (as amended by this Amendment) and which such purchaser immediately extinguishes (without any new Lien being placed on the Encumbered Property, so that the Encumbered Property is held free and clear of any Encumbered Property Indebtedness), without the prior written consent of Lender in its sole discretion, Borrower shall have no right to (and shall not) cause or permit Borrower or any Affiliate of Borrower to hold any interest in any Encumbered Property Indebtedness (and Borrower represents to Lender that neither Borrower nor any Affiliate of Borrower holds any interest in any Encumbered Property Indebtedness as of the Modification Closing Date); and (iii) without the prior written consent of Lender to the terms thereof (which shall not be unreasonably withheld or delayed), Borrower shall not cause any modification or refinancing of any Encumbered Property Indebtedness; provided, however, that if (x) (1) such modification or refinancing is entered into on market terms with a third party lender (not an Affiliate of Borrower), (2) any additional paydown amounts or required reserves (except to the extent already held in reserves with respect to such Encumbered Property or Lender reasonably approves otherwise) will come from funds that are not subject to the restrictions set forth in the Loan Agreement (as amended by this Amendment), (3) no additional security interests (other than the security interests that were granted under the current Encumbered Property Indebtedness) will be granted in connection with such modification or refinancing, (4) Borrower provides Lender with notice of all material terms of such modification or refinancing, and (5) where the principal outstanding indebtedness after such refinancing or modification exceeds 100% of the principal outstanding indebtedness that existed under such Encumbered Property Indebtedness as of the Modification Closing Date, the principal outstanding indebtedness after such modification or refinancing does not exceed the lesser of (a) a principal outstanding indebtedness amount that would result in a debt yield that is 10% based on the trailing twelve (12) month operating income generated by the collateral subject to such indebtedness or (b) 115% of the principal outstanding indebtedness that existed under such Encumbered Property Indebtedness as of the Modification Closing Date, then (y) Lender’s consent will not be required for such modification or refinancing.

2.16 Defined Terms. All defined terms in the Loan Agreement or other Loan Documents that have been amended or restated in this Amendment shall from and after the Modification Closing Date have the amended or restated definitions contained in this Amendment. All new defined terms set forth in this Amendment (i.e., which are not currently defined terms in the Loan Agreement) are hereby added to (and incorporated by reference into) the “Definitions” set forth at the beginning of the Original Loan Agreement.

2.17 Lead Lender Execution of Ancillary Loan Documents. The Noteholders acknowledge and agree that GECC has acted and will continue to act under its authority as the “Lead Lender” under the Intercreditor Agreement dated February 11, 2008 (as amended) among the A Noteholders, and (as such Lead Lender) on behalf of the “Note A Holder” under the Agreement Among Noteholders dated as of February 11, 2008 (as amended)

among the A Noteholders and the B Noteholders, in accordance with the terms of such agreements, to execute and administer (in conjunction with the servicer) various security documents and other ancillary documents as agent or representative of the Lenders (such as, but not limited to, franchise comfort letters, consents and subordination agreements with Approved Property Managers, the Mortgages, the Mortgage Modifications, the Cash Management Agreement, the CMA Amendment, the Guaranty Amendment, any collateral assignments of Extension Interest Rate Cap Agreements and any set-aside letter that may be executed in favor of Lender’s title company in connection with the title policy endorsements to be issued on the Modification Closing Date). The Noteholders hereby approve and ratify GECC’s execution of such agreements and documents as agent or representative of and on behalf of the Lenders (for purposes of clarification, without waiving any provisions of the Loan Documents and intercreditor and servicing agreements with respect to approval rights of any Lender). The Noteholders acknowledge and agree that GECC is performing the Lead Lender role for the convenience of the Noteholders, and GECC’s acting as Lead Lender is subject to any limitation of liability provisions set forth in the Loan Documents and the applicable intercreditor and servicing agreements, and shall not create any fiduciary duty of GECC to, or fiduciary relationship of GECC with, the other Noteholders.

2.18 Revised Schedule of Alcoholic Beverage Permit Holders. Schedule C attached to the Original Loan Agreement, pursuant to Section 4.32(b) of the Original Loan Agreement, is hereby deleted and replaced with the amended and restated Schedule C attached as Schedule 2.18 to this Amendment.

2.19 Revised Schedule of Material Agreements. Schedule D attached to the Original Loan Agreement, pursuant to Section 4.14(c) of the Original Loan Agreement, is hereby deleted and replaced with the amended and restated Schedule D attached as Schedule 2.19 to this Amendment.

3. Waivers and Release. In consideration of the parties’ agreement to amend the Loan Documents as set forth in this Amendment, Borrower and, by executing the Consents attached hereto, Guarantors and Pillar Hotel and Resorts, L.P. (formerly known as Archon Hospitality, L.P.) (collectively, “Releasors”) agree as follows:

3.1 Releasors, acting on behalf of themselves, their constituent members, and their successors and assigns, and any entities controlled by any of them, release and forever discharge Lender (and each of them), and their respective direct and indirect owners, parents, affiliates, subsidiaries, successors in interest, transferees, assigns, officers, directors, employees, managers, attorneys, accountants, agents, and servants, and each of them, in all capacities, including individually (collectively “Lender Parties”) from any and all actions, liabilities, liens, debts, damages, claims, suits, judgments, executions and demands of every kind, nature and description (collectively, “Claims”) that Releasors, their constituent members, and their successors and assigns, and any entities controlled by any of them may have or hereafter may acquire against Lender Parties arising out of or in connection with the Loan, the Loan Documents, any actions taken by Lender (or any of them) in connection with the Loan or in the exercise of their rights and remedies under the Loan Documents, or any other dealings between the Lender Parties (or any of them) and Releasors, their constituent members, or their successors and assigns, or any entities controlled by any of them in connection with the Loan, including any

Claims which may have been assigned to any Releasor by any Person, but only to the extent that the foregoing Claims arise during or relate to, or pertain to conduct occurring during, the period of time existing prior to the Modification Closing Date. Releasors further waive and release any and all counterclaims, offsets or defenses which Releasors have or believe they may have in connection with the enforcement of the Note (and each of them) and other Loan Documents, including without limitation Lender’s enforcement of its foreclosure sale rights under the Mortgages, but only to the extent that such counterclaims, offsets or defenses arise during or relate to, or pertain to conduct occurring during, the period of time existing prior to the Modification Closing Date.

3.2 Each Releasor acknowledges that the foregoing release shall extend to Claims which the Releasor does not know or suspect to exist in Releasor’s favor at the time of executing this Amendment, regardless of whether such Claims, if known by such Releasor, would have materially affected such Releasor’s decision to enter into this Amendment. Each Releasor waives and relinquishes any right or benefit which it has or may have under any provision of the statutory or nonstatutory law of any jurisdiction which provides to the contrary, to the full extent that it may lawfully waive all such rights and benefits. In connection with such waiver and relinquishment, each Releasor acknowledges that it is aware that it or its attorneys or agents may hereafter discover facts in addition to or different from those which it now knows or believes to exist with respect to the subject matter of this Section 3 or the other parties hereto, but that each Releasor intends hereby fully, finally and forever to settle, waive and release all of the Claims, known or unknown, suspected or unsuspected, which now exist or may exist hereafter between Releasors and the Lender Parties in connection with the Loan, except as otherwise expressly provided in this Section 3. This Release shall be and remain in effect notwithstanding the discovery or existence of any such additional or different facts.

3.3 Releasors agree, jointly and severally, to defend, indemnify and hold Lender Parties harmless from and against any losses, damages, costs (including reasonable attorneys’ fees, court costs and costs of appeal), expenses, judgments, liens, decrees, fines, penalties, liabilities, claims, actions, executions, debts, demands, obligations, suits and causes of action (collectively, “Losses”) arising, directly or indirectly, from any Claims released pursuant to Section 3.1 above. If any of the Lender Parties incurs such Losses, then Releasors shall promptly reimburse the Lender Parties upon request for all Losses arising therefrom.

3.4 Each Releasor warrants and represents that it is the sole and lawful owner of all right, title and interest in and to all of the respective Claims released hereby and that it has not heretofore voluntarily or, to its knowledge, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such Claim or any portion thereof.

3.5 Each Releasor acknowledges that it has been represented by legal counsel of its own choice in connection with this Amendment and that it has agreed to the provisions of this Section 3 after consulting with such legal counsel regarding the effect of this Section 3, and without reliance upon any promise or representation of any Person acting for or on behalf of any other party. Each Releasor further acknowledges that it and its counsel have had adequate opportunity to make whatever investigation or inquiry they may deem necessary or desirable in connection with the subject matter of this release prior to the execution of this Amendment and the delivery and acceptance of the consideration described herein.

3.6 Nothing contained herein shall be construed as an admission by any party of any liability of any kind to any other party.

4. Conditions Precedent. Subject to the last sentence of this Section 4, the modifications to the Loan Documents set forth in this Amendment shall not become effective until all of the following conditions precedent have been satisfied or waived (or deferred as provided below) by Lender in its sole and absolute discretion (herein referred to as the “Modification Closing Date”); provided, however, that if for any reason whatsoever the Modification Closing Date does not occur by December 17, 2010, Lender may terminate this Amendment by written notice to Borrower at any time after such date and prior to the occurrence of the Modification Closing Date. Lender’s notices and communications under this Section 4 shall be given by GECC as Lead Lender (as described in Section 2.17 above):

4.1 Lender’s receipt of the fully executed originals of this Amendment, the CMA Amendment (pursuant to Section 2.12(1) above), the Guaranty Amendment (pursuant to Section 2.13 above), the Property Manager Payment Direction Letters (pursuant to Section 2.12(k) above), and all other instruments and documents required to be delivered pursuant to this Amendment.

4.2 (i) Lender’s review and approval of copies of all currently effective Mezzanine Loan Documents (including all releases and/or terminations of Mezzanine Loan Documents that have occurred since May 28, 2008) and a copy of the fully executed Mezzanine Loan Amendment (conforming to the requirements of Section 2.7 above); and (ii) the concurrent closing under the Mezzanine Loan Amendment on the Modification Closing Date.

4.3 Lender’s receipt, review and approval of a current ALTA survey for each remaining Mortgaged Property, to the extent (i) required by the title company that issued the Lender’s title policy for the Mortgage encumbering such Mortgaged Property, or (ii) necessary to locate additional easements or other encumbrances that have been recorded against such Mortgaged Property since the original recordation of such Mortgage. Borrower represents to Lender that the only survey updates required under the immediately preceding sentence are for the Mortgaged Properties identified as “OK 99” and “MI — 73.”

4.4 Lender’s receipt, review and reasonable approval of evidence of maintenance of current insurance policies and coverages required under the Loan Agreement.

4.5 Lender’s receipt of a list of (and copies of) all new property management agreements, subordination agreements, franchise agreements and comfort letters entered into since GECC’s acquisition of Note A-1A.

4.6 Lender shall have reasonably determined that no material adverse change has occurred in the financial condition of Borrower or the Operating Partnership from the date hereof through the Modification Closing Date.

4.7 Lender’s receipt of mortgage/deed of trust modifications for each of the Mortgages (in form and content approved by Lender) which provides constructive notice of this Amendment to third parties under applicable law (collectively, the “Mortgage Modifications”), fully executed and acknowledged by the appropriate Borrower that owns fee title to the Mortgaged Properties and by the applicable TRS Lessee (for the purpose of evidencing of record that the TRS Leases have been terminated and that the TRS Lessee has released any and all interest it may have in or to the Mortgaged Property to the Borrower entity which owns fee title to such Mortgaged Property), and Lender’s receipt of evidence that each of the Mortgage Modifications has been recorded in the appropriate real estate records in accordance with Lender’s written instructions (or, alternatively, Lender’s receipt of appropriate commitments for “gap” insurance coverage with respect to the title policy endorsements to be obtained for such Mortgage Modifications as described in Section 4.8 below). Each of the Noteholders hereby authorizes and directs GECC to enter into the Mortgage Modifications as agent for all of the Noteholders, in GECC’s capacity as the Lead Lender (as described in Section 2.17 above).

4.8 Lender’s title insurance company(s) shall have issued and delivered to Lender, or shall have irrevocably and unconditionally committed to issue for the benefit of Lender, such reasonable endorsements to the title policies issued for the Mortgages encumbering the Mortgaged Properties as Lender shall request to insure the continuing validity and priority of such Mortgages, as amended by the Mortgage Modifications, including without limitation modification endorsements.

4.9 Lender receipt of an opinion or opinions of counsel, representing Borrower and Guarantors (collectively, the “Borrower Parties”), for the benefit of Lender, opining as to (i) the due formation and good standing of each of the Borrower Parties, (ii) the due authorization, execution and delivery of this Amendment, the Guaranty Amendment, the CMA Amendment, the Note A Guaranty (if applicable) and each of the Mortgage Modifications, (iii) the enforceability of this Amendment, the Guaranty Amendment, the CMA Amendment, the Note A Guaranty (if applicable) and each of the Mortgage Modifications, each in accordance with their terms, and (iv) such other matters as may be reasonably requested by Lender; which opinion letter or letters shall be in form and content (and with assumptions and qualifications) reasonably acceptable to Lender. Also, receipt of a non-consolidation opinion acceptable to Lender.

4.10 Borrower shall make the principal payment on Note A that is required under Section 2.2(a) above.

4.11 Borrower shall make the retroactive interest payment required under Section 2.4(f) above.

4.12 Borrower shall have obtained an Extension Interest Rate Cap Agreement (covering the Loan only) for the period from the Payment Date in February, 2011 until the Payment Date in November, 2012 (or such portion thereof as exists following the Modification Closing Date), and collaterally assigned such Extension Interest Rate Cap Agreement to Lender pursuant to an Assignment of Interest Rate Cap Agreement.

4.13 Borrower shall have paid to Lender all of its external costs and expenses incurred in evaluating, documenting, negotiating and closing the transactions contemplated by this Amendment, and in connection with prior Borrower defaults and events leading up to this Amendment, including without limitation, all fees and costs incurred for legal services, environmental, structural and engineering reports, appraisals, title endorsements and policies, escrow services and closing matters.

4.14 No Default or Event of Default shall then exist (other than the Prior Defaults identified in Section 1.2 to be waived as of the Modification Closing Date, and any Defaults that may arise from matters disclosed by Borrower in Schedule 1.3 and Exhibit E attached to this Amendment).

4.15 (i) An updated organizational chart of Borrower and Guarantors (and Mezzanine Borrower); (ii) Authorizing consents and resolutions of Borrower and Guarantors; and (iii) Any amendments to the organizational/formation documents of Borrower or Guarantors (or Mezzanine Borrower) since May 28, 2008.

Borrower and Lender agree that upon the release of signature pages by all parties hereto, the Modification Closing Date shall be deemed to have occurred and the conditions to closing set forth above shall be deemed satisfied (although the foregoing shall not be deemed a waiver of any representations, warranties or covenants set forth in other provisions of the Loan Documents that may relate to the same subject matter as the foregoing conditions); except that certain deliveries or payments described in Schedule 4 (to be attached to this Amendment on the Modification Closing Date) shall be post-closing covenants of Borrower.

5. Modification of Loan Documents. The Loan Documents are hereby supplemented, amended and modified to incorporate the provisions of this Amendment, which shall supersede and prevail over any conflicting provisions of the Loan Documents. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be construed as a novation of the Note or the other Loan Documents. This Amendment shall not prejudice or be construed as a waiver of any present or future rights, remedies, benefits or powers belonging or accruing to Lender under the terms of the Loan Documents as amended by this Amendment. Except as specifically indicated, nothing contained in this Amendment shall in any way impair the Loan Documents or alter, waive, annul, vary, affect or impair any provision, condition, or covenant contained therein or any right, power, or remedy granted therein. The obligations and covenants of this Amendment are in addition to (and are not in substitution of) the obligations and covenants under the Loan Documents.

6. Default. The breach of any representation, warranty, or covenant contained in this Amendment or the failure of Borrower or Guarantor to observe or comply with any term or agreement contained in this Amendment shall, subject to any applicable notice and cure period set forth in the Loan Agreement, constitute an Event of Default under the Loan Agreement and the other Loan Documents, and Lender shall be entitled to exercise all rights and remedies it may have under the Loan Documents and applicable law, including without limitation the right to declare all indebtedness and obligations owing under the Note, and all other Loan Documents, to be immediately due and payable in full.

7. Additional Documents. Borrower shall, upon the request of Lender, execute, acknowledge, and deliver, or cause to be executed, acknowledged, or delivered, such further documents, instruments, or agreements and perform such other acts as may be necessary, desirable, or proper for carrying out the intention or facilitating the performance of the terms of this Amendment or the Loan Documents.

8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their respective legal representatives, permitted successors and permitted assigns.

9. Third-Party Beneficiaries. Nothing in this Amendment is intended to benefit or create any right, interest or cause of action in or on behalf of any other person other than the parties hereto unless expressly set forth herein.

10. No Waiver. No failure to exercise, and no delay in exercising, any right, power or remedy under this Amendment or under any document delivered by Borrower, Guarantor or any other party pursuant hereto or heretofore pursuant to the transactions contemplated hereby shall impair any right, power or remedy Lender may have, nor shall any such delay be construed to be a waiver of any of such rights, powers or remedies, or an acquiescence in any breach or default under this Amendment or any document delivered pursuant to this Amendment or the transactions contemplated hereby, nor shall any waiver of any breach or default of Borrower be deemed a waiver of any default or breach subsequently occurring.

11. Construction. Unless the context otherwise specifies or requires, all of the terms used in this Amendment shall be applicable equally to the singular and plural forms of such terms and to all genders. Any pronoun used in this Amendment shall be deemed to cover all genders. The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without being limited to.” The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision or section of this Amendment. An Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Lender.

12. Miscellaneous. The parties hereto acknowledge that they have been represented by counsel of their own choice throughout the negotiations that preceded the execution of this Amendment and in connection with the preparation and execution of this Amendment and, as a result, this Amendment shall be construed without regard to any presumption or rule requiring construction against the party causing the Amendment or any portion thereof to be drafted. The Loan Documents and this Amendment may be amended or modified only by a written agreement signed by the parties hereto. The Loan Documents and this Amendment contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein or herein and supersede all prior negotiations. In the event of any inconsistencies between the provisions of this Amendment and the Loan Documents (without giving effect to this Amendment), the provisions of this Amendment shall control. This Amendment and the Consents attached hereto may be executed in any number of counterparts, each of which when executed and delivered to Agent will be deemed to be an original and all of which, taken together, will be deemed to be one and the same instrument. Further, counterpart original signatures pages may be executed into one or more fully executed documents. The headings used in this Amendment are for convenience only and shall be disregarded in interpreting the substantive provisions of this Amendment. Time is of the essence of each term of the Loan Documents and this Amendment. This Amendment shall be subject to Section 9.2 (Governing Law) of the Original Loan Agreement (as amended in Section 2.14 of this Amendment). If any provision of this Amendment or any of the Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first stated above.

BORROWER:

W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability

By:	W2007 Equity Inns Senior Mezz, LLC,
a Delaware limited liability company,
its Manager

By:

	Name:	Peter A. Weidman
	Title:	Authorized Signatory

W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership

By:	W2007 Equity Inns Realty Gen-Par, LLC,
a Delaware limited liability company,
its General Partner

By:

	Name:	Peter A. Weidman
	Title:	Authorized Signatory

SIGNATURE PAGES TO THIRD OMNIBUS

AMENDMENT TO LOAN DOCUMENTS

(MORTGAGE LOAN)

LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation

By:

Name:	Renetta Lieske
Title:	Authorized Signatory

NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company

By:
Name:
Title:

PB CAPITAL CORPORATION, a Delaware corporation

By:
Name:
Title:

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, CONNECTICUT BRANCH

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGES TO THIRD OMNIBUS

AMENDMENT TO LOAN DOCUMENTS

(MORTGAGE LOAN)

S-2

LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation

By:
Name:
Title:

NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company

By:

Name:	Richard M. Walsh
Title:	Vice President

PB CAPITAL CORPORATION, a Delaware corporation

By:
Name:
Title:

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, CONNECTICUT BRANCH

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGES TO THIRD OMNIBUS

AMENDMENT TO LOAN DOCUMENTS

(MORTGAGE LOAN)

S-2

LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation

By:
Name:
Title:

NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company

By:
Name:
Title:

PB CAPITAL CORPORATION, a Delaware corporation

By:

Name:	Jonathan Oh	Daniel T. Cerulli
Title:	Senior Director	Senior Director

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, CONNECTICUT BRANCH

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGES TO THIRD OMNIBUS

AMENDMENT TO LOAN DOCUMENTS

(MORTGAGE LOAN)

S-2

LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation

By:
Name:
Title:

NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company

By:
Name:
Title:

PB CAPITAL CORPORATION, a Delaware corporation

By:
Name:
Title:

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, CONNECTICUT BRANCH

By:

Name:	Robert D. Gominiak
Title:	Director

By:

Name:	Decian Meagher
Title:	Managing Director

SIGNATURE PAGES TO THIRD OMNIBUS

AMENDMENT TO LOAN DOCUMENTS

(MORTGAGE LOAN)

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:

Name:	Mark J. Buono
Title:

GUGGENHEIM STRUCTURED REAL ESTATE FUNDING 2005-1 LTD.

By:
Name:
Title:

OREGON PUBLIC EMPLOYEES RETIREMENT FUND

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:
Name:
Title:

SIGNATURE PAGES TO THIRD OMNIBUS

AMENDMENT TO LOAN DOCUMENTS

(MORTGAGE LOAN)

S-3

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:
Name:
Title:

GUGGENHEIM STRUCTURED REAL ESTATE FUNDING 2005-1 LTD.
By: Guggenheim Structured Real Estate Advisors, LLC, its Collateral Manager

By:

Name:	Grant G. Rogers
Title:	Managing Director

OREGON PUBLIC EMPLOYEES RETIREMENT FUND
By: GSREA, LLC as its Agent

By:

Name:	Grant G. Rogers
Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:
Name:
Title:

SIGNATURE PAGES TO THIRD OMNIBUS

AMENDMENT TO LOAN DOCUMENTS

(MORTGAGE LOAN)

S-3

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:
Name:
Title:

GUGGENHEIM STRUCTURED REAL ESTATE FUNDING 2005-1 LTD.

By:
Name:
Title:

OREGON PUBLIC EMPLOYEES RETIREMENT FUND

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:

Name:	TAYVEN HIKE,CFA
Title:	VICE PRESIDENT

SIGNATURE PAGES TO THIRD OMNIBUS

AMENDMENT TO LOAN DOCUMENTS

(MORTGAGE LOAN)

CONSENT AND AGREEMENT OF GUARANTORS

This Consent and Agreement of Guarantors (this “Consent”) is attached to that certain Third Omnibus Amendment to Loan Documents (Mortgage Loan) (the “Amendment”) dated as of December 15, 2010, executed by General Electric Capital Corporation, a Delaware corporation, New York Life Insurance Company, a New York mutual insurance company, PB Capital Corporation, a Delaware corporation, The Governor and Company of the Bank of Ireland, Connecticut Branch, Goldman Sachs Mortgage Company, a New York limited partnership, Guggenheim Structured Real Estate Funding 2005-1 Ltd., Oregon Public Employees Retirement Fund, and Key Bank National Association, a national banking association, collectively as Lender, and W2007 Equity Inns Realty, LLC, a Delaware limited liability and W2007 Equity Inns Realty, L.P., a Delaware limited partnership, collectively as Borrower. Capitalized terms used and not defined in this Consent shall have the same meanings that are given to such terms in the Amendment or in the Loan Agreement referred to therein, as applicable. Operating Partnership previously executed in favor of Lender that certain Payment Guaranty dated October 25, 2007 (the “Operating Partnership Payment Guaranty”), which is secured by that certain Pledge and Security Agreement (Encumbered Property Equity Interests — Mortgage Loan) dated as of October 25, 2007, executed by Operating Partnership in favor of Lender (the “Operating Partnership Pledge Agreement”). Operating Partnership and Sponsor previously executed in favor of Lender that certain Guaranty of Recourse Obligations (Mortgage) dated as of October 25, 2007, as amended by the Guaranty Amendment (as so amended, the “Guaranty of Recourse Obligations”). Operating Partnership previously executed in favor of Lender that certain Environmental Indemnity Agreement dated as of October 25, 2007 (the “Environmental Indemnity Agreement”). As used in this Consent, the term “Guarantors” means, collectively, Operating Partnership and Sponsor.

Guarantors, having read and understood the provisions of the Amendment, each hereby (i) consents to all of the terms and provisions of the Amendment, and (ii) joins in and makes in favor of Lender all of those waivers and releases set forth in Section 3 of the Amendment (which are hereby incorporated into this Consent in their entirety).

Operating Partnership hereby: (a) agrees that the Amendment does not terminate or otherwise impair any of the obligations of Operating Partnership to Lender under the Operating Partnership Payment Guaranty, the Operating Partnership Pledge Agreement, the Guaranty of Recourse Obligations and/or the Environmental Indemnity Agreement; (b) reaffirms, in light of the Amendment, the obligations of Operating Partnership to Lender under the Operating Partnership Payment Guaranty, the Operating Partnership Pledge Agreement, the Guaranty of Recourse Obligations and the Environmental Indemnity Agreement; (c) agrees that the Operating Partnership Payment Guaranty and the Guaranty of Recourse Obligations shall continue to guaranty the obligations of Borrower specified therein, as such obligations may have been

CONSENT AND AGREEMENT

OF GUARANTORS

modified by or pursuant to the Amendment and including the Amendment; and (d) agrees that all references in the Operating Partnership Payment Guaranty, the Operating Partnership Pledge Agreement, the Guaranty of Recourse Obligations and/or the Environmental Indemnity Agreement, (i) to the “Loan Agreement”, the “Note” and any other terms used therein or other Loan Documents described therein shall be deemed to be references to such terms and/or documents as amended by or pursuant to the Amendment, and (ii) to the “Loan Documents” shall include, in addition to all other Loan Documents existing as of the date hereof, the Amendment and all documents executed pursuant to the Amendment.

Sponsor hereby: (a) agrees that the Amendment does not terminate or otherwise impair any of the obligations of Sponsor to Lender under the Guaranty of Recourse Obligations; (b) reaffirms, in light of the Amendment, the obligations of Sponsor to Lender under the Guaranty of Recourse Obligations; (c) agrees that the Guaranty of Recourse Obligations shall continue to guaranty the obligations of Borrower specified therein, as such obligations may have been modified by or pursuant to the Amendment and including the Amendment; and (d) agrees that all references in the Guaranty of Recourse Obligations, (i) to the “Loan Agreement”, the “Note” and any other terms used therein or other Loan Documents described therein shall be deemed to be references to such terms and/or documents as amended by or pursuant to the Amendment, and (ii) to the “Loan Documents” shall include, in addition to all other Loan Documents existing as of the date hereof, the Amendment and all documents executed pursuant to the Amendment.

[Remainder of page intentionally left blank]

CONSENT AND AGREEMENT

OF GUARANTORS

Operating Partnership has reread the Operating Partnership Payment Guaranty, the Operating Partnership Pledge Agreement, the Guaranty of Recourse Obligations and the Environmental Indemnity Agreement, and Sponsor has reread the Guaranty of Recourse Obligations, and Operating Partnership and Sponsor, with the advice of their own counsel, each hereby reaffirms and restates all waivers, authorizations, and agreements set forth in such documents, as though set forth in full in this Consent.

GUARANTORS:

“Operating Partnership”

W2007 EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQUITY INNS GEN-PAR, LLC,
a Delaware limited liability company,
its General Partner

By:

	Name:	Peter A. Weidman
	Title:	Authorized Signatory

“Sponsor”

WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership

By:	WH ADVISORS, L.L.C. 2007,
a Delaware limited liability company
its General Partner

By:

	Name:	Peter A. Weidman
	Title:	Authorized Signatory

CONSENT AND AGREEMENT

OF GUARANTORS

CONSENT AND AGREEMENT OF PILLAR HOTEL AND RESORTS, L.P.

This Consent and Agreement of Pillar Hotel and Resorts, L.P. (this “Consent”) is attached to that certain Third Omnibus Amendment to Loan Documents (Mortgage Loan) (the “Amendment”) dated as of December 15, 2010, executed by General Electric Capital Corporation, a Delaware corporation, New York Life Insurance Company, a New York mutual insurance company, PB Capital Corporation, a Delaware corporation, The Governor and Company of the Bank of Ireland, Connecticut Branch, Goldman Sachs Mortgage Company, a New York limited partnership, Guggenheim Structured Real Estate Funding 2005-1 Ltd., Oregon Public Employees Retirement Fund, and KeyBank National Association, a national banking association, collectively as Lender, and W2007 Equity Inns Realty, LLC, a Delaware limited liability and W2007 Equity Inns Realty, L.P., a Delaware limited partnership, collectively as Borrower. Capitalized terms used and not defined in this Consent shall have the same meanings that are given to such terms in the Amendment or in the Loan Agreement referred to therein, as applicable. The undersigned, Pillar Hotel and Resorts, L.P. (f/k/a Archon Hospitality, L.P.), a Delaware limited partnership (“Pillar Hotel”) is a party to the Pillar Hotel Property Management Agreements, and one or more Consents and Agreements of Manager and Subordination of Management Agreement (Mortgage) made in favor of Lender with respect to all of such Pillar Hotel Property Management Agreements (collectively, the “Subordination Agreements”).

Pillar Hotel, having read and understood the provisions of the Amendment, hereby (a) consents to all of the terms and provisions of the Amendment, (b) agrees that the Amendment does not terminate or otherwise impair any of the obligations of the undersigned to Lender under the Subordination Agreements, (c) reaffirms the undersigned’s obligations under the Subordination Agreements, in light of the Amendment, (d) agrees that all references in the Subordination Agreements to the Loan Agreement, the Note and any other terms used therein or other Loan Documents described therein shall be deemed to be references to such terms and/or documents as amended by or pursuant to the Amendment, and that all references in the Subordination Agreements to the “Loan Documents” shall include, in addition to all other Loan Documents existing as of the date hereof, the Amendment and all documents executed pursuant to the Amendment, and (e) joins in and makes in favor of Lender all of those waivers and releases set forth in Section 3 of the Amendment (which are hereby incorporated into this Consent in their entirety).

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CONSENT AND AGREEMENT

OF ARCHON HOSPITALITY

Pillar Hotel has reread the Subordination Agreements, and with the advice of its own counsel, hereby reaffirms and restates all waivers, authorizations, and agreements set forth in the Subordination Agreements, as though set forth in full herein.

“Pillar Hotel”

PILLAR HOTEL AND RESORTS, L.P.,
(f/k/a Archon Hospitality, L.P.), a Delaware limited partnership

By:	Pillar Hotels and Resorts Gen-Par, L.L.C.,
a Delaware limited liability company,
its general partner

By:

	Name:	Chris Russell
	Title:	President & Manager

CONSENT AND AGREEMENT

OF ARCHON HOSPITALITY

CONSENT AND AGREEMENT OF MEZZANINE LENDER

This Consent and Agreement of Mezzanine Lender (this “Consent”) is attached to that certain Third Omnibus Amendment to Loan Documents (Mortgage Loan) (the “Amendment”) dated as of December 15, 2010, executed by General Electric Capital Corporation, a Delaware corporation, New York Life Insurance Company, a New York mutual insurance company, PB Capital Corporation, a Delaware corporation, The Governor and Company of the Bank of Ireland, Connecticut Branch, Goldman Sachs Mortgage Company, a New York limited partnership, Guggenheim Structured Real Estate Funding 2005-1 Ltd., Oregon Public Employees Retirement Fund, and KeyBank National Association, a national banking association, collectively as Lender, and W2007 Equity Inns Realty, LLC, a Delaware limited liability and W2007 Equity Inns Realty, L.P., a Delaware limited partnership, collectively as Borrower. Capitalized terms used and not defined in this Consent shall have the same meanings that are given to such terms in the Amendment or in the Loan Agreement referred to therein, as applicable. The undersigned, Goldman Sachs Mortgage Company, a New York limited partnership (“Mezzanine Lender”) is the sole current “Mezzanine Lender” (as such term is defined in the Loan Agreement) and currently holds all of the Mezzanine Loan (as such term is defined in the Loan Agreement). Mezzanine Lender is also a party with Lender to that certain Intercreditor Agreement dated as of October 25, 2007 (the “Mortgage/Mezz Intercreditor Agreement”).

Mezzanine Lender, having read and understood the provisions of the Amendment, hereby (a) consents to all of the terms and provisions of the Amendment, (b) agrees that the Amendment does not terminate or otherwise impair any of the obligations of the undersigned to Lender under the Mortgage/Mezz Intercreditor Agreement, (c) reaffirms the undersigned’s obligations under the Mortgage/Mezz Intercreditor Agreement, in light of the Amendment, (d) agrees that all references in the Mortgage/Mezz Intercreditor Agreement to the Loan Agreement, the Note and any other terms used therein or other Loan Documents described therein shall be deemed to be references to such terms and/or documents as amended by or pursuant to the Amendment, and that all references in the Mortgage/Mezz Intercreditor Agreement to the “Loan Documents” shall include, in addition to all other Loan Documents existing as of the date hereof, the Amendment and all documents executed pursuant to the Amendment, (e) agrees that the Mezzanine Loan Documents are subject to the provisions of the Amendment, and that the Amendment shall govern in the event of any inconsistency with the Mezzanine Loan Documents, (f) represents to Lender that (i) the agreements set forth in paragraph B of Schedule 1.3 attached to the Amendment are all of the currently effective Mezzanine A Loan Documents and (ii) all Mezzanine Loan Documents with respect to Mezzanine Loans B through G, inclusive, have been released pursuant to the release agreements set forth in paragraph C of Schedule 1.3 attached to the Amendment.

[Remainder of page intentionally left blank]

CONSENT AND AGREEMENT

OF MEZZANINE LENDER

Mezzanine Lender has reread the Mortgage/Mezz Intercreditor Agreement, and with the advice of its own counsel, hereby reaffirms and restates all waivers, authorizations, and agreements set forth in the Mortgage/Mezz Intercreditor Agreement, as though set forth in full herein.

GOLDMAN SACHS MORTGAGE COMPANY,
a New York limited partnership

By:

Name:	Mark J. Buono
Title:

CONSENT AND AGREEMENT

OF MEZZANINE LENDER

CONSENT AND AGREEMENT OF ASSET MANAGER

This Consent and Agreement of Asset Manager (this “Consent”) is attached to that certain Third Omnibus Amendment to Loan Documents (Mortgage Loan) (the “Amendment”) dated as of December 15, 2010, executed by General Electric Capital Corporation, a Delaware corporation, New York Life Insurance Company, a New York mutual insurance company, PB Capital Corporation, a Delaware corporation, The Governor and Company of the Bank of Ireland, Connecticut Branch, Goldman Sachs Mortgage Company, a New York limited partnership, Guggenheim Structured Real Estate Funding 2005-1 Ltd., Oregon Public Employees Retirement Fund, and KeyBank National Association, a national banking association, collectively as Lender, and W2007 Equity Inns Realty, LLC, a Delaware limited liability and W2007 Equity Inns Realty, L.P., a Delaware limited partnership, collectively as Borrower. Capitalized terms used and not defined in this Consent shall have the same meanings that are given to such terms in the Amendment or in the Loan Agreement referred to therein, as applicable.

The undersigned, Archon Group, L.P., a Delaware limited partnership (“Asset Manager”) and W2007 Grace I, LLC, a Tennessee limited liability company are currently parties to that certain Asset Management Agreement dated as of October 25, 2007 (as now or hereafter amended, and including substitutions thereto or replacements thereof, the “Asset Management Agreement”), pursuant to which Asset Manager provides asset management services to the Mortgaged Properties and the Encumbered Properties.

Asset Manager, having read and understood the provisions of the Amendment, hereby: (a) consents to all of the terms and provisions of the Amendment (including without limitation the restrictions on the amount of the Asset Management Fee, and the deferral of 50% of the Asset Management Fee, set forth in Section 2.8(d) of the Amendment); (b) agrees that Asset Manager’s right to receive the Archon Asset Management Fee is subject to all restrictions set forth in the Amendment (including without limitation Section 2.8(d) thereof), and that Asset Manager will hold in trust for Lender and immediately pay over to Lender any payments made under the Asset Management Agreement in violation of the restrictions set forth in the Amendment; (c) agrees that Asset Manger’s rights to enforce the Asset Management Agreement in accordance with its terms against Borrower or any Affiliate of Borrower are hereby amended to incorporate the restrictions set forth in Section 2.8(d) and any other applicable provisions of the Amendment; (d) confirms and agrees that Lender has no obligation to Asset Manager under or with respect to the Asset Management Agreement; (e) confirms and agrees that the Asset Management Agreement (including without limitation any obligation to pay any deferred portion of any Asset Management Fee) shall not be binding on the Mortgaged Properties, Lender, any receiver obtained by Lender, or any other party that acquires ownership of any of the Mortgaged Properties, following any foreclosure (or deed in lieu of foreclosure) of any Mortgages

CONSENT AND AGREEMENT

OF ASSET MANAGER

encumbering such Mortgaged Properties; and (f) subordinates its right to receive any and all payments under the Asset Management Agreement to Lender’s liens and rights to receive payments under the Loan Documents (provided that Asset Manager may retain portions of the Asset Management Fee received by Asset Manager prior to the occurrence of an Event of Default to the extent permitted under the provisions of the Amendment and other Loan Documents).

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CONSENT AND AGREEMENT

OF ASSET MANAGER

Asset Manager, with the advice of its own counsel, has executed this Consent in favor of Lender and its successors and assigns under or with respect to the Loan Documents.

“Asset Manager”

ARCHON GROUP, L.P., a Delaware limited partnership

By:

Name:	Richard R. Frapart
Title:	Vice President

CONSENT AND AGREEMENT

OF ASSET MANAGER

EXHIBIT A

REVISED SCHEDULE E TO LOAN AGREEMENT

(Aggregate Allocated Loan Amounts)

Note: This Schedule E replaces the existing Schedule E to the Loan Agreement.

[Attached]

EXHIBIT A

REVISED SCHEDULE E TO LOAN AGREEMENT

(Aggregate Allocated Loan Amounts)

Property Name	City, State	Rooms	Interest	Release Allocation
Courtyard by Marriott	Mobile, AL	78	Leasehold	$8,776,304
Hampton Inn	Birmingham - Mountain Brook, AL	129	Leasehold	$7,534,374
Hyatt Place	Birmingham - Hoover, AL	128	Fee Simple	$10,515,006
Residence Inn by Marriott	Mobile, AL	66	Leasehold	$7,037,602
Homewood Suites	Phoenix, AZ	124	Leasehold	$13,744,025
Residence Inn by Marriott	Tucson, AZ	128	Fee Simple	$14,075,204
Residence Inn by Marriott	Los Angeles (El Segundo), CA	150	Fee Simple	$11,131,040
Residence Inn by Marriott	San Diego, CA	95	Fee Simple	$18,049,380
SpringHill Suites by Marriott	San Diego, CA	137	Fee Simple	$17,409,812
Hampton Inn	Colorado Springs, CO	127	Fee Simple	$3,642,994
Residence Inn by Marriott	Colorado Springs, CO	96	Fee Simple	$7,368,783
Homewood Suites	Hartford, CT	132	Fee Simple	$12,005,321
Courtyard by Marriott	Gainesville, FL	81	Fee Simple	$8,527,918
Courtyard by Marriott	Jacksonville, FL	81	Fee Simple	$5,630,082
Courtyard by Marriott	Orlando, FL	112	Fee Simple	$9,687,052
Courtyard by Marriott	Sarasota, FL	81	Fee Simple	$4,802,129
Courtyard by Marriott	Tallahassee, FL	93	Fee Simple	$7,099,965
Embassy Suites	Orlando, FL	246	Fee Simple	$17,883,789
Hampton Inn & Suites	Palm Beach (Boynton Beach), FL	164	Fee Simple	$19,622,491
Hampton Inn	Boca Raton, FL	94	Fee Simple	$10,183,824
Hampton Inn	Ft. Lauderdale (Deerfield Beach), FL	106	Fee Simple	$8,859,099
Hampton Inn	Palm Beach Gardens, FL	116	Fee Simple	$13,826,818
Hampton Inn	West Palm Beach, FL	110	Fee Simple	$12,336,503
Holiday Inn Express	Miami (Kendall), FL	67	Fee Simple	$4,056,971
Hyatt Place	Miami (Airport), FL	126	Fee Simple	$7,865,565
Hyatt Place	Tampa, FL	126	Fee Simple	$12,005,321
Residence Inn by Marriott	Fort Myers, FL	78	Fee Simple	$6,044,058
Residence Inn by Marriott	Sarasota, FL	78	Fee Simple	$5,630,082
Residence Inn by Marriott	Tallahassee, FL	78	Fee Simple	$7,699,965
Residence Inn by Marriott North I-75	Tampa, FL	78	Fee Simple	$4,553,743
Residence Inn by Marriott Sabal Park	Tampa, FL	102	Fee Simple	$7,037,602
Courtyard by Marriott	Athens, GA	105	Fee Simple	$3,642,994
Fairfield Inn & Suites by Marriott	Atlanta, GA	144	Fee Simple	$9,273,076
Hampton Inn	Columbus, GA	118	Fee Simple	$6,458,035
Residence Inn by Marriott	Macon, GA	78	Fee Simple	$7,099,905
Residence Inn by Marriott	Savannah, GA	66	Fee Simple	$5,050,514
Residence Inn by Marriott	Boise, ID	104	Fee Simple	$4,854,524
Courtyard by Marriott	Chicago, IL	140	Fee Simple	$7,451,579
Hampton Inn	Chicago (Gurnee), IL	134	Fee Simple	$7,203,193
Homewood Suites	Chicago, IL	233	Fee Simple	$59,612,650
Hyatt Place	Indianapolis, IN	126	Fee Simple	$10,680,596
Hampton Inn	Kansas City, KS	134	Fee Simple	$7,203,193
Hyatt Place	Kansas City, KS	126	Fee Simple	$8,527,918
Courtyard by Marriott	Bowling Green, KY	93	Fee Simple	$9,604,257

Property Name	City, State	Rooms	Interest	Release Allocation
Courtyard by Marriott	Lexington, KY	90	Fee Simple	$10,349,415
Courtyard by Marriott	Louisville, KY	140	Fee Simple	$13,539,695
Residence Inn by Marriott	Lexington, KY	91	Fee Simple	$12,667,684
SpringHill Suites by Marriott	Lexington, KY	108	Fee Simple	$12,998,665
Hyatt Place	Baton Rouge, LA	128	Fee Simple	$13,104,456
[illegible]	Boston, MA	120	Fee Simple	[illegible]
Homewood Suites	Boston, MA	85	Fee Simple	$5,381,696
Hampton Inn	Baltimore, MD	116	Leasehold	$6,623,626
Hyatt Place	Baltimore, MD	128	Fee Simple	$9,024,690
Hampton Inn Madison Heights	Detroit (Madison Heights), MI	123	Fee Simple	$5,630,082
Hampton Inn Northville	Detroit (Northville), MI	125	Fee Simple	$4,222,561
Hampton Inn	Grand Rapids, MI	84	Fee Simple	$7,368,783
SpringHill Suites by Marriott	Grand Rapids, MI	76	Fee Simple	$5,878,468
Hyatt Place	Minneapolis, MN	128	Fee Simple	$8,776,304
Residence Inn by Marriott	Minneapolis (Eagan), MN	120	Fee Simple	$7,782,760
Hampton Inn	Kansas City, MO	120	Fee Simple	$9,024,690
Hampton Inn	St. Louis, MO	122	Fee Simple	$4,967,719
Courtyard by Marriott	Asheville, NC	78	Fee Simple	$8,610,713
Hampton Inn	Fayetteville, NC	121	Fee Simple	$8,527,918
Hampton Inn	Gastonia, NC	107	Fee Simple	$5,795,672
Residence Inn by Marriott	Omaha, NE	80	Fee Simple	$5,216,105
Residence Inn by Marriott	Princeton, NJ	208	Fee Simple	$11,260,163
Residence Inn by Marriott	Somers Point, NJ	120	Fee Simple	$8,859,099
Residence Inn by Marriott	Tinton Falls, NJ	96	Leasehold	$10,680,596
Hyatt Place	Albuquerque, NM	128	Fee Simple	$15,151,543
Hyatt Place	Las Vegas, NV	202	Fee Simple	$12,667,684
Hampton Inn	Albany, NY	153	Fee Simple	$16,393,473
Hampton Inn	Cleveland, OH	122	Fee Simple	$6,789,216
Hampton Inn	Columbus, OH	123	Fee Simple	$5,216,105
Homewood Suites	Cincinnati, OH	111	Fee Simple	$6,540,830
Hyatt Place	Cincinnati (Blue Ash), OH	127	Fee Simple	$4,967,719
Hyatt Place	Columbus, OH	126	Fee Simple	$7,285,988
Residence Inn by Marriott	Oklahoma City, OK	136	Fee Simple	$9,273,076
Residence Inn by Marriott	Portland, OR	168	Fee Simple	$16,973,041
Hampton Inn	Scranton, PA	129	Fee Simple	$8,196,737
Hampton Inn	State College, PA	119	Fee Simple	$11,094,573
Hampton Inn	Charleston, SC	174	Fee Simple	$6,044,058
Hampton Inn	Columbia, SC	120	Fee Simple	$5,133,310
Holiday Inn	Charleston, SC	158	Fee Simple	$10,101,029
Baymont Inn & Suites	Nashville (Briley), TN	119	Leasehold	$579,567
Courtyard by Marriott	Knoxville, TN	78	Fee Simple	$9,769,848
Hampton Inn & Suites Franklin	Nashville, TN	127	Fee Simple	$13,081,660
Hampton Inn	Chattanooga, TN	167	Fee Simple	$5,712,877
Hampton Inn	Memphis, TN	124	Fee Simple	[illegible]

-3-

Property Name	City, State	Rooms	Interest	Release Allocation
Hampton Inn	Pickwick, TN	50	Fee Simple	$2,069,883
Homewood Suites	Memphis, TN	92	Fee Simple	$6,458,030
Hyatt Place	Memphis, TN	128	Fee Simple	$9,789,848
Hyatt Place	Nashville, TN	128	Fee Simple	$11,342,659
Residence Inn by Marriott	Chattanooga, TN	76	Fee Simple	$9,190,280
Residence Inn by Marriott	Knoxville, TN	78	Fee Simple	$7,782,760
Courtyard by Marriott	Dallas, TX	184	Leasehold	$15,399,929
Fairfield Inn & Suites by Marriott	Dallas, TX	116	Fee Simple	$7,782,760
Hampton Inn	Dallas, TX	159	Fee Simple	$6,623,626
Hilton Garden Inn	Austin, TX	122	Fee Simple	$11,425,754
Homewood Suites	San Antonio, TX	123	Fee Simple	$11,591,345
SpringHill Suites by Marriott	Austin, TX	104	Fee Simple	$7,948,351
SpringHill Suites by Marriott	Houston, TX	122	Fee Simple	$3,394,608
SpringHill Suites by Marriott	San Antonio, TX	112	Leasehold	$4,636,538
Hampton Inn	Norfolk, VA	117	Leasehold	$9,521,402
Hyatt Place	Richmond, VA	176	Fee Simple	$6,954,807
Comfort Inn	Rutland, VT	104	Fee Simple	$2,069,883
Residence Inn by Marriott	Burlington, VT	96	Fee Simple	$4,719,333
Hampton Inn	Beckley, WV	108	Fee Simple	$13,247,251
Hampton Inn	Morgantown, WV	107	Fee Simple	$12,584,889
			Total	**1,029,808,185**

-4-

EXHIBIT B

FORM OF GUARANTY AMENDMENT

FIRST AMENDMENT TO GUARANTY OF RECOURSE OBLIGATIONS

(MORTGAGE LOAN)

THIS FIRST AMENDMENT TO GUARANTY OF RECOURSE OBLIGATIONS (MORTGAGE LOAN) (this “Amendment”) is made and entered into as of December 15, 2010, by and between WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership (together with its successors and assigns, “Sponsor”), W2007 EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership, (together with its successors and assigns, “Operating Partnership”; and collectively with Sponsor, “Guarantors” and each a “Guarantor”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GECC”), NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company (“New York Life”), PB CAPITAL CORPORATION, a Delaware corporation (“PB Capital”), THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, CONNECTICUT BRANCH (“Bank of Ireland”), GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (“Goldman Sachs”). GUGGENHEIM STRUCTURED REAL ESTATE FUNDING 2005-1 LTD. (“GSRE”), OREGON PUBLIC EMPLOYEES RETIREMENT FUND (“OPERF”), and KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”). GECC, New York Life, PB Capital, Bank of Ireland, Goldman Sachs, KeyBank, GSRE and OPERF (and their respective successors and assigns) are sometimes individually and collectively referred to herein as the “Lender” or the “Noteholders.”

RECITALS

A. Lender is the current “Lender,” and W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability (“Borrower LLC”), and W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership (“Borrower LP” and collectively, together with Borrower LLC, the “Borrower”), jointly and severally, are the current “Borrower,” pursuant to a Loan Agreement dated as of October 25, 2007, between Borrower and Goldman Sachs (in such capacity as the sole initial Lender, the “Original Lender”) (the “Original Loan Agreement”), as amended by a First Omnibus Amendment to Loan Documents (Mortgage) dated as of February 11, 2008, between Borrower and Original Lender (the “First Omnibus Amendment”) and a Second Omnibus Amendment to Loan Documents (Mortgage) dated as of April 2, 2008, between Borrower and Original Lender (the “Second Omnibus Amendment”). The Original Loan Agreement, as modified by the First Omnibus Amendment and the Second Omnibus Amendment, is referred to herein as the “Loan Agreement.” Capitalized terms used and not defined in this Amendment shall have the same meanings that are given to such terms in the Loan Agreement. Pursuant to the terms of the Loan Agreement, Lender made a loan to Borrower (the “Loan”) for the purposes described in the Loan Agreement.

EXHIBIT B

FORM OF GUARANTY AMENDMENT

B. The Note (as defined in the Original Loan Agreement) that evidenced the Loan has been divided into the following currently existing Note Components pursuant to Section 1.3(c) of the Original Loan Agreement:

(i) Note A-1A, in the stated principal amount of $555,000,000, currently held by GECC, and having an outstanding principal balance of $462,044,469.80 as of the date hereof (“Note A-1A”);

(ii) Note A-1B, in the stated principal amount of $100,000,000, currently held by New York Life, and having an outstanding principal balance of $83,251,255.81 as of the date hereof (“Note A-1B”);

(iii) Note A-1C, in the stated principal amount of $60,000,000, currently held by PB Capital, and having an outstanding principal balance of $49,950,753.50 as of the date hereof (“Note A-1C”);

(iv) Note A-2, in the stated principal amount of $100,000,000, currently held by Bank of Ireland, and having an outstanding principal balance of $83,251,255.81 as of the date hereof (“Note A-2”);

(v) Note B-1A, in the stated principal amount of $134,000,000, currently held by Goldman Sachs, and having an outstanding principal balance of $111,556,682.81 as of the date hereof (“Note B-1A”);

(vi) Note B-1B1, in the stated principal amount of $25,841,188.68, currently held by GSRE, and having an outstanding principal balance of $25,841,188.68 as of the date hereof (“Note B-1B1”);

(vii) Note B-1B2, in the stated principal amount of $15,784,439.23, currently held by OPERF, and having an outstanding principal balance of $15,784,439.23 as of the date hereof (“Note B-1B2”);

(viii) Note B-1B3, in the stated principal amount of $41,625,627.91, currently held by KeyBank, and having an outstanding principal balance of $41,625,627.91 as of the date hereof (“Note B-1B3”);

(ix) Note B-2A, in the stated principal amount of $40,000,000, currently held by Goldman Sachs, and having an outstanding principal balance of $33,300,502.34 as of the date hereof (Note B-2A”); and

(x) Note B-2B, in the stated principal amount of $60,000,000, currently held by Goldman Sachs, and having an outstanding principal balance of $49,950,753.50 as of the date hereof (“Note B-2B”).

EXHIBIT B

FORM OF GUARANTY AMENDMENT

As used herein, “Note” means, collectively, Note A-1A, Note A-1B, Note A-1C, Note A-2, Note B-1 A, Note B-1B1, Note B-1B2, Note B-1B3, Note B-2A and Note B-2B, and all references to any of the foregoing include all amendments, modifications, restatements, supplements or replacements thereto (including any further components thereof, created under Section 1.3(c) of the Original Loan Agreement or otherwise).

C. The Loan, and the other obligations of Borrower to Lender under the Loan Agreement, the Note and the other Loan Documents, is secured by, among other things, those certain mortgages, deeds of trust and deeds to secure debt, each dated as of October 25, 2007, and each further amended substantially as of the date hereof (collectively, the “Security Instruments”), which grant to Lender, among other things, a first priority lien on the fee simple title and/or leasehold estate of Borrower in the Mortgaged Properties.

D. The Loan is guaranteed by, among other things, a Guaranty of Recourse Obligations (the “Recourse Guaranty”) dated as of October 25, 2007, made by Guarantors in favor of Lender.

E. Lender and the Guarantors desire to modify the Recourse Guaranty upon the terms and conditions set forth in this Amendment.

F. This Amendment is a “Loan Document” as such term is defined in the Loan Agreement.

AGREEMENT

NOW, THEREFORE, with reference to the foregoing Recitals and in consideration of the mutual covenants and agreements contained in this Amendment, and for other valuable consideration, receipt of which is acknowledged, Borrower and Lender hereby agree as follows:

1. Recitals. Lender and the Guarantors acknowledge and agree that the above statements of fact set forth in the Recitals are true and correct.

2. Defined Terms. Section 1(b) of the Recourse Guaranty is amended in its entirety to read as follows:

(b) The term “Guaranteed Obligations” shall mean, (x) with respect to Sponsor, the obligations set out in Section 2(a) and the Joint and Several Guaranteed Obligations as defined in Section 2(b), and (y) with respect to Operating Partnership, the obligations set out in Section 2(a), the Joint and Several Obligations as defined in Section 2(b) and the Operating Partnership Guaranteed Obligations as defined in Section 2(c). For the avoidance of doubt, no use of the general term “Guaranteed Obligations” to characterize the obligations of Sponsor and Operating Partnership hereunder shall imply any liability on the part of Sponsor for any of the Operating Partnership Guaranteed Obligations, nor shall it in any way be deemed a limitation on or vitiation of the

EXHIBIT B

FORM OF GUARANTY AMENDMENT

cap on Sponsor’s liability set forth in the last paragraph of Section 2(b); provided, that, except as expressly set forth herein with respect to the Operating Partnership Guaranteed Obligations, all of the obligations of the Guarantors under this Agreement shall be joint and several.

3. Guaranty of Loan Obligations. Section 2 of the Recourse Guaranty is amended in its entirety to read as follows:

2. Guaranty of Loan Obligations.

(a) The Guarantors hereby irrevocably and unconditionally guarantee to Lender and its successors and permitted assigns of interests in the Loan, on a joint and several basis, the payment of all of Borrower’s payment obligations under the terms of the Loan Agreement, the Note and the other Loan Documents as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise; provided that such amounts shall only be payable in the event of (i) any voluntary Transfer of Collateral which is prohibited under the Loan Agreement, or (ii) the occurrence of any filing by Borrower or Mezzanine Borrower under the Bankruptcy Code or any joining or colluding by Borrower, Mezzanine Borrower or any of their Affiliates (including any Guarantor) in the filing of an involuntary case in respect of Borrower or Mezzanine Borrower under the Bankruptcy Code. To the extent such payment obligation arises, each Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for such payment obligations as a primary obligor. For the avoidance of doubt, the obligations of the Guarantors under this Section 2(a) is in addition to, and is not limited by, their obligations under Sections 2(b) and 2(c), below.

(b) Without in any way limiting its obligations under Sections 2(a) and 2(c), the Guarantors hereby agree to indemnify Lender on a joint and several basis and hold Lender harmless from and against any and all Damages to Lender (including the legal and other expenses of enforcing the obligations of Borrower and/or any Guarantor hereunder and under Section 9.19(b) of the Loan Agreement) to the extent resulting from or arising out of any of the following (collectively, the “Joint and Several Guaranteed Obligations”):

(i) any voluntary Lien which is prohibited under the Loan Agreement;

(ii) (A) The misappropriation or misapplication in violation of the Loan Documents by Borrower, the Guarantors or any of their respective Affiliates of any funds (including misappropriation or misapplication of Revenues, security deposits, Net Proceeds and/or Loss Proceeds and the violation of the last sentence of Section 5.7(d) of the Loan Agreement, (B) any failure by the Operating Partnership to remit or cause to be remitted all net Revenues

EXHIBIT B

FORM OF GUARANTY AMENDMENT

generated by the Encumbered Properties in the possession or control of the Operating Partnership or its Affiliates, including but not limited to all Excess Capital Event Proceeds with respect to all or any part of the Encumbered Properties, or sales of full or partial interests in the Encumbered Properties, into the Cash Management Account or a Blocked Account, in each case pursuant to and solely to the extent required under Section 3.1(b)(ii) of the Loan Agreement), (C) Borrower or any Guarantor or any of their respective Affiliates give any payment directions to any Approved Property Manager after an Event of Default with respect to any Revenues or other proceeds of the Mortgaged Properties and the Encumbered Properties that conflict with any prior instructions given by Lender to such Approved Property Manager, or (D) any failure of the Operating Partnership to turn over any Trust Preferred Payments to Lender as required under Section 3.2(b)(vi) of the Loan Agreement (as amended and restated in Section 2.12(e) of the Third Omnibus Amendment to the Loan Agreement);

(iii) Borrower’s failure to notify Lender or cause Lender to be notified of the receipt by the Encumbered Property Owner of a written notice of default (specifically denominated as such) under any Encumbered Property Indebtedness Document and/or Borrower’s failure to reasonably cooperate with Lender to permit Lender to cure the default, in each case if, and only if, a Whitehall Knowledge Party is aware of same, in each case pursuant to Section 5.21 of the Loan Agreement; and

(iv) Borrower’s failure to maintain insurance as required by the Loan Agreement or any other Loan Document.

Notwithstanding the foregoing, but without in any way limiting the obligations and liabilities of any Guarantor under Section 2(a) above, of Operating Partnership with respect to the Joint and Several Guaranteed Obligations or of Operating Partnership and Sponsor with respect to any other guarantees delivered in connection with the Loan and/or the Mezzanine Loan, Sponsor’s (but not Operating Partnership’s) aggregate liability with respect to the Joint and Several Guaranteed Obligations shall in no event exceed 10% of the Principal Indebtedness as of the time the acts or omissions giving rise to such Joint and Several Guaranteed Obligations occurred.

(c) Without in any way limiting its obligations under Sections 2(a) and 2(b), Operating Partnership hereby agrees to indemnify Lender and hold Lender harmless from and against any and all Damages to Lender (including the legal and other expenses of enforcing the obligations of Borrower hereunder and under Section 9.19(b) of the Loan Agreement or of Operating Partnership hereunder) to the extent resulting from or arising out of any of the following (collectively, the “Operating Partnership Guaranteed Obligations”):

(i) Any fraud or intentional misrepresentation committed by Borrower, the Guarantors or any of their respective Affiliates in connection with the Loan;

EXHIBIT B

FORM OF GUARANTY AMENDMENT

(ii) Any breach by Borrower or the Guarantors of any representation or covenant regarding environmental matters contained in the Loan Agreement or in the Environmental Indemnity Agreement;

(iii) Any intentional physical waste with respect to any Mortgaged Property committed or permitted by Borrower, the Guarantors or any of their respective Affiliates; and

(iv) The failure of Borrower and/or any Single-Purpose Equityholder, at any time, to be a Single-Purpose Entity.

4. Relationship to Recourse Guaranty. Except as expressly modified by or pursuant to this Amendment, all terms and conditions of the Recourse Guaranty shall be and remain in full force and effect until all amounts owing under the Loan Agreement and each other Loan Document have been paid in full. Any reference to the Recourse Guaranty from and after the effective date of this Amendment shall mean the Recourse Guaranty as amended by or pursuant to this Amendment. In the event of any inconsistency between the provisions of this Amendment and those of the Recourse Guaranty, the provisions of this Amendment shall control.

5. Entire Agreement. This Amendment and the Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof. This Amendment supersedes all previous negotiations, discussions and agreements between the parties relating to its subject matter, and no parol evidence of any prior or other agreement shall be permitted to contradict or vary the terms hereof.

6. Governing Law. Except only to the extent that any Mortgage or other Loan Document expressly states that the law of another jurisdiction shall govern such Loan Document or any particular matter specified therein, the validity, construction, enforcement and interpretation of the Loan Documents (including this Amendment), and any claim, controversy or dispute arising under or related to any of the Loan Documents, the transactions contemplated thereby or the rights, duties and relationship of the parties thereto, shall be governed by the laws of the State of New York, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

7. Successors and Assigns. This Amendment shall be binding on, and shall inure to the benefit of, the successors and permitted assigns of the parties hereto.

8. Construction. Unless the context otherwise specifies or requires, all of the terms used in this Amendment shall be applicable equally to the singular and plural forms of such terms and to all genders. Any pronoun used in this Amendment shall be deemed to cover all

EXHIBIT B

FORM OF GUARANTY AMENDMENT

genders. The terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to.” The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision or section of this Amendment.

9. Counterparts. This Amendment may be executed in counterparts, which together shall constitute but one and the same original.

[Signatures begin on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first stated above.

GUARANTORS:

WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership

By:	WH ADVISORS, L.L.C. 2007, a Delaware limited liability company its General Partner

By:
Name:
Title:

W2007 EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership

By:	W2007 EQUITY INNS GEN-PAR, LLC, a Delaware limited liability company its General Partner

By:
Name:
Title:

EXHIBIT B

FORM OF GUARANTY AMENDMENT

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Lead Lender on behalf of all Noteholders

By:
Name:
Title:

EXHIBIT B

FORM OF GUARANTY AMENDMENT

EXHIBIT C

FORM OF PROPERTY MANAGER PAYMENT LETTER

[Letterhead of Borrower]

[Leave undated]

[Name and Address of Property Manager]

Re:	[Name and address of Hotel]

Gentlemen:

The undersigned is the owner of that certain hotel designated above (the “Hotel”), and you are the property manager of the Hotel under a property management agreement between you and the undersigned dated                      (the “Management Agreement”).

You are hereby directed to comply with all directions received from General Electric Capital Corporation (“GECC”), as lead lender and the holder, on behalf of itself and various other mortgage lenders, of a mortgage, deed of trust or deed to secure debt encumbering the Hotel (“Lender”). Such compliance includes the delivery of all cash flow from the Hotel, after the payment of property expenses and permitted management fees and the retention of any required minimum operating reserve in accordance with the provisions of the Management Agreement, directly to any bank account designed by GECC.

[Insert applicable Borrower signature block]

cc:	General Electric Capital Corporation

EXHIBIT C

FORM OF PROPERTY MANAGER PAYMENT LETTER

EXHIBIT D

FORM OF AMENDMENT TO CASH MANAGEMENT AGREEMENT

FIRST AMENDMENT TO CASH MANAGEMENT AGREEMENT

THIS FIRST AMENDMENT TO CASH MANAGEMENT AGREEMENT (this “Amendment”) is made and entered into as of December 15, 2010, by and between BANK OF AMERICA, N.A., successor to LaSalle Bank National Association (together with its successors and permitted assigns, the “Cash Management Bank”). W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company (“Realty LLC”). W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership (“Realty LP”; and together with Realty LLC, individually or collectively, as the context requires, “Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GECC”), NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company (“New York Life”). PB CAPITAL CORPORATION, a Delaware corporation (“PB Capital”), THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, CONNECTICUT BRANCH (“Bank of Ireland”). GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (“Goldman Sachs”). GUGGENHEIM STRUCTURED REAL ESTATE FUNDING 2005-1 LTD. (“GSRE”). OREGON PUBLIC EMPLOYEES RETIREMENT FUND (“OPERF”). and KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”). GECC, New York Life, PB Capital, Bank of Ireland, Goldman Sachs, KeyBank, GSRE and OPERF (and their respective successors and assigns) are sometimes individually and collectively referred to herein as the “Lender” or the “Noteholders”). GECC is authorized under the Third Omnibus Amendment (as defined below) to execute this Amendment as the Lead Lender on behalf of all Noteholders.

RECITALS

A. Borrower is the current “Borrower”, Noteholders are the current “Lender” and Cash Management Bank is the current “Cash Management Bank,” under that certain Cash Management Agreement dated as of October 25, 2007, originally between LaSalle Bank National Association (as the original Cash Management Bank), Borrower, and Goldman Sachs Mortgage Sachs Mortgage Company, a New York limited partnership (as the original Lender) (the “Cash Management Agreement”). Capitalized terms used and not defined in this Amendment shall have the same meanings that are given to such terms in the Cash Management Agreement.

EXHIBIT D

FORM OF AMENDMENT TO

CASH MANAGEMENT AGREEMENT

B. Borrower and Lender have entered into that certain Third Omnibus Amendment to Loan Documents (Mortgage Loan) dated as of December 15, 2010 (the “Third Omnibus Amendment”), which amends the Loan Agreement in certain respects.

C. Lender, Borrower and Cash Management Bank desire to modify the Cash Management Agreement in certain respects, in order to conform it to the provisions of the Third Omnibus Amendment.

AGREEMENT

NOW, THEREFORE, with reference to the foregoing Recitals and in consideration of the mutual covenants and agreements contained in this Amendment, and for other valuable consideration, receipt of which is acknowledged, Borrower, Lender and Cash Management Bank hereby agree as follows:

10. Recitals. Lender and Borrower acknowledge and agree that the above statements of fact set forth in the Recitals are true and correct.

11. Identification of Existing Accounts. The Accounts designated in subparagraphs (i) through (x) of Section 1(a) of the Cash Management Agreement are hereby replaced with the Accounts listed on Exhibit “A” attached hereto, which are the Accounts under the Cash Management Agreement existing as of the date hereof (subject to any future changes, deletions or additions thereto which shall also be deemed included within the definition of “Accounts” under the Cash Management Agreement).

12. New Exhibit 1. The form of disbursement instructions letter attached as Exhibit 1 to the Cash Management Agreement is hereby deleted and replaced with the revised Exhibit 1 attached to this Amendment.

13. Definitions. All references in the Cash Management Account to the “Loan Agreement” shall be deemed to mean the Loan Agreement, as amended by a First Omnibus Amendment to Loan Documents (Mortgage) dated as of February 11, 2008, a Second Omnibus Amendment to Loan Documents (Mortgage) dated as of April 2, 2008, and the Third Omnibus Amendment.

14. Entire Agreement. This Amendment constitutes an amendment of the Cash Management Agreement as contemplated by Section 17 of the Cash Management Agreement. The Cash Management Agreement and this Amendment constitute the entire agreement among the parties with respect to the subject matter hereof in accordance with Section 17 of the Cash Management Agreement.

15. Counterparts. This Amendment may be executed in counterparts, which together shall constitute but one and the same original.

EXHIBIT D

FORM OF AMENDMENT TO

CASH MANAGEMENT AGREEMENT

[Signatures begin on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first stated above.

CASH MANAGEMENT BANK:

BANK OF AMERICA, N. A., successor-by-merger to LaSalle Bank National Association

By:
Name:
Title:

EXHIBIT D

FORM OF AMENDMENT TO

CASH MANAGEMENT AGREEMENT

BORROWER:

W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability

By:	W2007 Equity Inns Senior Mezz, LLC, a Delaware limited liability company, its Manager

By:
Name:
Title:

W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership

By:	W2007 Equity Inns Realty Gen-Par, LLC, a Delaware limited liability company, its General Partner

By:
Name:
Title:

EXHIBIT D

FORM OF AMENDMENT TO

CASH MANAGEMENT AGREEMENT

LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Lead Lender on behalf of all Noteholders

By:
Name:
Title:

EXHIBIT D

FORM OF AMENDMENT TO

CASH MANAGEMENT AGREEMENT

EXHIBIT A

LIST OF CURRENTLY EXISTING ACCOUNTS

CMA Account Name	Cash Management Bank Account Number	Cash Management Bank Account Name

Cash Management Account	Account 2047628893919 (for further credit to Trust account 725086.1)	W2007 Equity Inns

Tax, Ground Rents and Insurance Reserve Account	sub-account of Cash Management Account	Same

FF&E and CapEx Reserve Account	sub-account of Cash Management Account	Same

Working Capital Reserve Account	sub-account of Cash Management Account	Same

Loss Proceeds Account	sub-account of Cash Management Account	Same

EXHIBIT D

FORM OF AMENDMENT TO

CASH MANAGEMENT AGREEMENT

REVISED EXHIBIT 1

DISBURSEMENT INSTRUCTIONS

[This Exhibit replaces Exhibit 1 in the Cash Management Agreement]

            ,

[Address]
Attention:

Ladies and Gentlemen:

Reference is made to that certain Cash Management Agreement dated as of October 25, 2007, as amended by that certain First Amendment to Cash Management Agreement dated as of December 15, 2010 (the “Cash Management Agreement”), currently among BANK OF AMERICA, N.A., successor to LaSalle Bank National Association, as Cash Management Bank, W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company and W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, collectively as Borrower, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Lead Lender (on behalf of the Noteholders designated therein). Capitalized terms used and not defined herein shall have the meanings given to such terms in the Cash Management Agreement and the Loan Agreement.

We hereby authorize and direct the Cash Management Bank to transfer from and disburse on             , 20    , in accordance with wiring instructions (or other account information) for each such disbursement as set forth on Annex I hereto, funds then on deposit in the Cash Management Account (excluding its subaccounts) as follows, subject in each case to the right of Cash Management Bank to retain up to $5,000 in the Cash Management Account at all times, pursuant to Section 2(b) of the Cash Management Agreement:

(a) To the Tax, Ground Rents and Insurance Reserve Account, the amount of $        .

(b) To Lender, the amount of $        .

EXHIBIT D

FORM OF AMENDMENT TO

CASH MANAGEMENT AGREEMENT

(c) To the FF&E and CapEx Reserve Account, the amount of $        .

(d) To Mezzanine Lender, the amount of $        .

(e) To Trust Preferred Payments, the amount of $        .

(f) To Borrower (to fund any shortfalls in payment of scheduled monthly debt service or funding of reserves with respect to the Encumbered Property Indebtedness or shortfalls in payment of approved operating expenses with respect to the Borrower or the Encumbered Property Owners), the amount of $        .

(g) To Borrower (to fund approved G&A Expenses), the amount of $        .

(ix) To the Working Capital Reserve Account, the amount of $        .

With respect to any Permitted Investments, we hereby authorize and direct the Cash Management Bank to [                    ].

Very truly yours,

Enclosure: Annex 1 (wiring and account information)

EXHIBIT D

FORM OF AMENDMENT TO

CASH MANAGEMENT AGREEMENT

EXHIBIT E

ADDITIONAL DISCLOSED EXCEPTION REPORT ITEMS

Litigation List –

UNINSURED:

Borrower Party	Adverse Party	Description

W2007 Equity Inns Realty, LLC	Richter Developments, Ltd.	Neighboring landowner asserts that their consent was required (and not obtained) when Hyatt replaced old sign with Hyatt Place sign; Richter seeks signage on structure advertising Richter parcels.

W2007 Equity Inns Realty, LLC	United Construction Group of Miami, Inc.	various unpaid subcontractors, potential mechanics liens.

W2007 Equity Inns Realty, LLC	ServPro	ServPro seeking payment of $1,506

W2007 Equity Inns Realty, LLC	B&R Electric, Inc.	Mechanics lien in Vermont; seeking $6,763

W2007 Equity Inns Realty, LLC	Northwest Commercial Exterior Co.	Northwest Commercial obtained judgment against United Construction Group of Miami; attempting to enforce writ of garnishment against hotel owner.

W2007 EQI Jacksonville Beach Partnership, L.P.	Bill Norkunas	Alleged violations of Americans with Disabilities Act.

W2007 Equity Inns Realty, LLC	Modesto Hernandez	Alleged violations of Americans with Disabilities Act.

EXHIBIT E

ADDITIONAL DISCLOSED

EXCEPTION REPORT ITEMS

Litigation List –

INSURED:

ENN Leasing Company	Kandy Lee Carter	Personal injury—Holiday Inn Bluefield

ENN Leasing Company, Inc.	Trhyiah Hampton	Personal injury—Homewood Suites Orlando (no case filed yet).

W2007 EQI Jacksonville Beach Partnership, L.P.	Wanda Lambert	Personal injury—Jacksonville Beach Comfort Inn.

W2007 Equity Inns Realty, LLC	Nakia Vasser	Personal Injury—Omaha Residence Inn

W2007 Equity Inns Realty, LLC	Dallas H. Wilson, Jr. and Janie D. Wilson	Personal Injury—Embassy Suites, Orlando

W2007 Equity Inns Realty, LLC	Robert Brent Payne	Personal Injury—Courtyard, Moblie, AL

W2007 Equity Inns Realty, LLC	Vertis Seals	Personal injury—Hamton Inn, Gurnee, IL (no case filed yet).

W2007 Equity Inns Realty, LLC	Marion Y. Phillips	Personal injury—Residence Inn, Savannah, GA

W2007 Equity Inns Realty, LLC	Marie Landon	Personal injury—Residence Inn, Minneapolis

W2007 EQI Meriden Partnership LP	Berkley N. Lewis	PI/trip and fall, mental anguish — Hampton Inn Meriden

W2007 Equity Inns Realty	Troy and Paula Anderson	PI Troy Anderson was shot in parking lot of hotel - vehicle carjacked — Embassy Suites Orlando

W2007 Equity Inns Realty, LLC	Amanda Meyers	PI/S&F in shower — Residence Inn Colorado Springs

W2007 Equity Inns Realty, LLC	Janet Libson and Ted Libson	PI/plaintiff struck retrieving soda and hit by door pushed by employee — Courtyard Gainsville

EXHIBIT E

ADDITIONAL DISCLOSED

EXCEPTION REPORT ITEMS

W2007 Equity Inns Realty, LLC	Western National Insurance Group	PI/spider bite — Amerisuites Minneapolis

W2007 Equity Inns Realty, LLC	Dennis R. LeBlanc and Meridith LeBlanc	PI, s/f in bathtub — Residence Inn Tinton Falls

W2007 Equity Inns Realty, LLC	Deborah Cheatwood	PI slip in construction area — Hyatt Place Hoover

W2007 Equity Inns Realty, LLC	James Schwab	PI, trip and fall on sidewalk — Residence Inn Somers Point

EXHIBIT E

ADDITIONAL DISCLOSED

EXCEPTION REPORT ITEMS

SCHEDULE 1.3

(Disclosures)

A.	Letters Received From Approved Franchisors.

Courtyard Dallas Market Center, TX

Hampton Inn Albany, NY

Residence Inn Lexington, K Y

Residence Inn Jacksonville Airport

Residence Inn Chattanooga. TN

Residence Inn Oklahoma City West, OK

Residence Inn Tallahassee, FL

Residence Inn Savannah, GA

Residence Inn Knoxville, TN

Residence Inn Portland, OR

Residence Inn Princeton, NJ

Residence Inn Sarasota, FL

Residence Inn Mobile, AL

Residence Inn Omaha, NE

San Antonio SHS

SCHEDULE 1.3

(Disclosures)

B.	Schedule of Mezzanine Loan A Documents.

1. Mezzanine A Loan Agreement, dated as of October 25, 2007, by and between W2007 Equity Inns Senior Mezz, LLC, as borrower, and Goldman Sachs Mortgage Company, as lender

2. Omnibus Amendment to Loan Documents (Mezzanine A), entered into as of April 2, 2008, by and between Goldman Sachs Mortgage Company and W2007 Equity Inns Senior Mezz, L.L.C.

3. Amended and Restated Promissory Note, dated as of October 25, 2007, made by W2007 Equity Inns Senior Mezz, L.L.C. to the order of Goldman Sachs Mortgage Company

4. Pledge and Security Agreement (Mezzanine A Loan), dated as of October 25, 2007, by and between W2007 Equity Inns Senior Mezz, LLC, as borrower, and Goldman Sachs Mortgage Company, as lender

a. Consent of Property Owner and General Partner of Property Owner, dated as of October 25, 2007, by W2007 Equity Inns Realty, LLC, W2007 Equity Inns Realty, L.P. and W2007 Equity Inns Realty Gen-Par, LLC

5. Consent and Agreement of TRS Lessees and Subordination of TRS Lease Agreements, dated as of October 25, 2007, made by and among the operating lessees on Schedule A thereto, Goldman Sachs Mortgage Company, and W2007 Equity Inns Senior Mezz, LLC, W2007 Equity Inns Realty, LLC and W2007 Equity Inns Realty, L.P.

6. Environmental Indemnity Agreement (Mezzanine A), dated as of October 25, 2007, made by W2007 Equity Inns Partnership, L.P. and W2007 Equity Inns Senior Mezz, LLC, in favor of Goldman Sachs Mortgage Company

7. Mezzanine Loan Cooperation Agreement (Mezzanine A), dated as of October 25, 2007, made by W2007 Equity Inns Partnership, L.P. and W2007 Equity Inns Senior Mezz, LLC, in favor of Goldman Sachs Mortgage Company

8. Guaranty of Recourse Obligations (Mezzanine A), dated as of October 25, 2007, made by Whitehall Street Global Real Estate Limited Partnership 2007 and W2007 Equity Inns Partnership, L.P. in favor of Goldman Sachs Mortgage Company

9. Payment Guaranty (Mezzanine A), dated as of October 25, 2007, made by W2007 Equity Inns Partnership, L.P. in favor of Goldman Sachs Mortgage Company

10. Pledge and Security Agreement (Encumbered Property Equity Interests – Mezzanine A), made as of October 25, 2007 by W2007 Equity Inns Partnership, L.P. in favor of Goldman Sachs Mortgage Company

SCHEDULE 1.3

(Disclosures)

11. Subordination of Conversion Documents (Mezzanine A), dated as of October 25, 2007

12. Delaware Secretary of State UCC-1 Financing Statement, filed as Document #2007 4074943, listing W2007 Equity Inns Senior Mezz, LLC as debtor and Goldman Sachs Mortgage Company as secured party

13. Second Omnibus Amendment to Loan Documents (Mezzanine Loan) dated as of December 15, 2010 (to be entered into on the Modification Closing Date)

C.	Schedule of Mezzanine Loans (B – G) Release Agreements.

1. Release Agreement, dated as of June 29, 2009, by and between Goldman Sachs Mortgage Company and W2007 Intermediate Mezz I, LLC, with respect to Goldman Sachs Mortgage Company’s release of the indebtedness under the Mezzanine B Loan Agreement, dated as of October 25, 2007

2. Release Agreement, dated as of June 29, 2009, by and between Goldman Sachs Mortgage Company and W2007 Intermediate Mezz II, LLC, with respect to Goldman Sachs Mortgage Company’s release of the indebtedness under the Mezzanine C Loan Agreement, dated as of October 25, 2007

3. Release Agreement, dated as of June 29, 2009, by and between Goldman Sachs Mortgage Company and W2007 Intermediate Mezz III, LLC, with respect to Goldman Sachs Mortgage Company’s release of the indebtedness under the Mezzanine D Loan Agreement, dated as of October 25, 2007

4. Release Agreement, dated as of June 29, 2009, by and between Goldman Sachs Mortgage Company and W2007 Intermediate Mezz IV, LLC, with respect to Goldman Sachs Mortgage Company’s release of the indebtedness under the Mezzanine E Loan Agreement, dated as of October 25, 2007

5. Release Agreement, dated as of June 29, 2009, by and between Goldman Sachs Mortgage Company and W2007 Intermediate Mezz V, LLC, with respect to Goldman Sachs Mortgage Company’s release of the indebtedness under the Mezzanine F Loan Agreement, dated as of October 25, 2007

6. Release Agreement, dated as of June 29, 2009, by and between Goldman Sachs Mortgage Company and W2007 Junior Mezz, LLC, with respect to Goldman Sachs Mortgage Company’s release of the indebtedness under the Mezzanine G Loan Agreement, dated as of October 25, 2007

SCHEDULE 1.3

(Disclosures)

SCHEDULE 2.8(d)(2)

(Assumed Proportionate Values of Mortgaged Properties and Encumbered Properties)

[Attached]

SCHEDULE 2.8(d)(2)

(Assumed Proportionate Values of

Mortgaged Properties and Encumbered Properties)

Property Name	City, State	Rooms	Interest	% of Asset Management Fee
Courtyard by Marriott	Mobile, AL	78	Leasehold	0.7%
Hampton Inn	Birmingham - Mountain Brook, AL	129	Leasehold	0.6%
Hyatt Place	Birmingham - Hoover, AL	128	Fee Simple	0.8%
Residence Inn by Marriott	Mobile, AL	66	Leasehold	0.5%
Homewood Suites	Phoenix, AZ	124	Leasehold	1.1%
Residence Inn by Marriott	Tucson, AZ	128	Fee Simple	1.1%
Residence Inn by Marriott	Los Angeles (El Segundo), CA	150	Fee Simple	2.4%
Residence Inn by Marriott	San Diego, CA	95	Fee Simple	1.4%
Springhill Suites by Marriott	San Diego, CA	137	Fee Simple	1.3%
Hampton Inn	Colorado Springs, CO	127	Fee Simple	0.3%
Residence Inn by Marriott	Colorado Springs, CO	96	Fee Simple	0.6%
Homewood Suites	Hartford, CT	132	Fee Simple	0.9%
Courtyard by Marriott	Gainesville, FL	81	Fee Simple	0.7%
Courtyard by Marriott	Jacksonville, FL	81	Fee Simple	0.4%
Courtyard by Marriott	Orlando, FL	112	Fee Simple	0.7%
Courtyard by Marriott	Sarasota, FL	81	Fee Simple	0.4%
Courtyard by Marriott	Tallahassee, FL	93	Fee Simple	0.6%
Embassy Suites	Orlando, FL	246	Fee Simple	1.4%
Hampton Inn & Suites	Palm Beach (Boynton Beach), FL	164	Fee Simple	1.5%
Hampton Inn	Boca Raton, FL	94	Fee Simple	0.8%
Hampton Inn	Ft. Lauderdale (Deerfield Beach), FL	106	Fee Simple	0.7%
Hampton Inn	Palm Beach Gardens, FL	116	Fee Simple	1.1%
Hampton Inn	West Palm Beach, FL	110	Fee Simple	0.9%
Holiday Inn Express	Miami (Kendall), FL	67	Fee Simple	0.3%
Hyatt Place	Miami (Airport), FL	126	Fee Simple	0.6%
Hyatt Place	Tampa, FL	126	Fee Simple	0.9%
Residence Inn by Marriott	Fort Myers, FL	78	Fee Simple	0.5%
Residence Inn by Marriott	Sarasota, FL	78	Fee Simple	0.4%
Residence Inn by Marriott	Tallahassee, FL	78	Fee Simple	0.6%
Residence Inn by Marriott North [illegible]	Tampa, FL	78	Fee Simple	0.3%
Residence Inn by Marriott Sabal Park	Tampa, FL	102	Fee Simple	0.5%
Courtyard by Marriott	Athens, GA	105	Fee Simple	0.3%
Fairfield Inn & Suites by Marriott	Atlanta, GA	144	Fee Simple	0.7%
Hampton Inn	Columbus, GA	118	Fee Simple	0.5%
Residence Inn by Marriott	Macon, GA	78	Fee Simple	0.6%
Residence Inn by Marriott	Savannah, GA	66	Fee Simple	0.4%
Residence Inn by Marriott	Boise, ID	104	Fee Simple	0.4%
Courtyard by Marriott	Chicago, IL	140	Fee Simple	0.6%
Hampton Inn	Chicago (Gurnee), IL	134	Fee Simple	0.5%
Homewood Suites	Chicago, IL	233	Fee Simple	4.0%
Hyatt Place	Indianapolis, IN	126	Fee Simple	0.8%
Hampton Inn	Kansas City, KS	134	Fee Simple	0.6%
Hyatt Place	Kansas City, KS	126	Fee Simple	0.7%
Courtyard by Marriott	Bowling Green, KY	93	Fee Simple	0.7%
Courtyard by Marriott	Lexington, KY	90	Fee Simple	0.8%

-2-

Property Name	City State	Rooms	Interest	% of Asset Management Fee
Courtyard by Marriott	Mobile, AL	78	Leasehold	0.7%
Hampton Inn	Birmingham - Mountain Brook, AL	129	Leasehold	0.6%
Hyatt Place	Birmingham - Hoover, AL	128	Fee Simple	0.8%
Residence Inn by Marriott	Mobile, AL	66	Leasehold	0.5%
[illegible] Suites	Phoenix, AZ	124	Leasehold	1.1%
Residence Inn by Marriott	Tucson, AZ	128	Fee Simple	1.1%
Residence Inn by Marriott	Los Angeles (El Segundo), CA	150	Fee Simple	2.4%
Residence Inn by Marriott	San Diego, CA	55	Fee Simple	1.4%
SpringHill Suites by Marriott	San Diego, CA	137	Fee Simple	1.3%
Hampton Inn	Colorado Springs, CO	127	Fee Simple	0.3%
Residence Inn by Marriott	Colorado Springs, CO	96	Fee Simple	0.6%
Homewood Suites	Hartford, CT	132	Fee Simple	0.9%
Courtyard by Marriott	Gainesville, FL	81	Fee Simple	0.7%
Courtyard by Marriott	Jacksonville, FL	81	Fee Simple	0.4%
Courtyard by Marriott	Orlando, FL	112	Fee Simple	0.7%
Courtyard by Marriott	Sarasota, FL	81	Fee Simple	0.4%
Courtyard by Marriott	Tallahassee, FL	93	Fee Simple	0.6%
[illegible] Suites	Orlando, FL	246	Fee Simple	[illegible]
Hampton Inn & Suites	Palm Beach (Boynton Beach), FL	164	Fee Simple	1.6%
Hampton Inn	Boca Raton, FL	94	Fee Simple	0.8%
Hampton Inn	Ft. Lauderdale (Deerfield Beach), FL	106	Fee Simple	0.7%
Hampton Inn	Palm Beach Gardens, FL	116	Fee Simple	1.1%
Hampton Inn	West Palm Beach, FL	110	Fee Simple	0.9%
Holiday Inn Express	Miami (Kendall), FL	67	Fee Simple	0.3%
Hyatt Place	Miami (Airport), FL	120	Fee Simple	0.6%
Hyatt Place	Tampa, FL	126	Fee Simple	0.9%
Residence Inn by Marriott	Fort Myers, FL	78	Fee Simple	0.5%
Residence Inn by Marriott	Sarasota, FL	78	Fee Simple	0.4%
Residence Inn by Marriott	Tallahassee, FL	78	Fee Simple	0.6%
Residence Inn by Marriott North [illegible]	Tampa, FL	78	Fee Simple	0.3%
Residence Inn by Marriott [illegible]	Tampa, FL	102	Fee Simple	0.5%
Courtyard by Marriott	Athens, GA	105	Fee Simple	0.3%
Fairfield Inn & Suites by Marriott	Atlanta, GA	144	Fee Simple	0.7%
Hampton Inn	Columbus, GA	118	Fee Simple	0.5%
Residence Inn by Marriott	Macon, GA	78	Fee Simple	0.6%
Residence Inn by Marriott	Savannah, GA	66	Fee Simple	0.4%
Residence Inn by Marriott	Boise, ID	104	Fee Simple	0.4%
Courtyard by Marriott	Chicago, IL	140	Fee Simple	0.6%
Hampton Inn	Chicago (Gurnee), IL	134	Fee Simple	[illegible]
Homewood Suites	Chicago, IL	233	Fee Simple	[illegible]
Hyatt Place	Indianapolis, IN	126	Fee Simple	[illegible]
Hampton Inn	Kansas City, KS	134	Fee Simple	[illegible]
Hyatt Place	Kansas City, KS	126	Fee Simple	0.7%
Courtyard by Marriott	Bowling Green, KY	93	Fee Simple	0.7%
Courtyard by Marriott	Lexington, KY	90	Fee Simple	0.8%

Property Name	City State	Rooms	Interest	% of Asset Management Fee
Courtyard by Marriott	Louisville, KY	140	Fee Simple	1.5%
Residence Inn by Marriott	Lexington, KY	91	Fee Simple	1.0%
Springhill Suites by Marriott	Lexington, KY	108	Fee Simple	1.0%
[illegible]	Baton Rouge, LA	128	Fee Simple	1.0%
[illegible]	Boston, MA	120	Fee Simple	0.6%
[illegible]	Boston, MA	85	Fee Simple	0.4%
[illegible]	Baltimore, MD	110	Leasehold	0.5%
[illegible] Place	Baltimore, MD	128	Fee Simple	0.7%
Hampton Inn Madison Heights	Detroit (Madison Heights), MI	123	Fee Simple	0.4%
Hampton Inn Northville	Detroit (Northville), MI	125	Fee Simple	0.3%
Hampton Inn	Grand Rapids, MI	84	Fee Simple	0.6%
Springhill Suites by Marriott	Grand Rapids, MI	76	Fee Simple	0.5%
Hyatt Place	Minneapolis, MN	128	Fee Simple	0.7%
Residence Inn by Marriott	Minneapolis (Egan), MN	120	Fee Simple	0.6%
Hampton Inn	Kansas City, MO	120	Fee Simple	0.7%
Hampton Inn	St. Louis, MC	122	Fee Simple	0.4%
Courtyard by Marriott	Asheville, NC	78	Fee Simple	0.7%
Hampton Inn	Fayetteville, NC	121	Fee Simple	0.7%
Hampton Inn	Gastonia, NC	107	Fee Simple	0.4%
Residence Inn by Marriott	Omaha, NE	80	Fee Simple	0.4%
Residence Inn by Marriott	Princeton, NJ	208	Fee Simple	0.9%
Residence Inn by Marriott	Somers Point, NJ	120	Fee Simple	0.7%
Residence Inn by Marriott	Tinton Falls, NJ	96	Leasehold	0.8%
Hyatt Place	Albuquerque, NM	126	Fee Simple	1.2%
Hyatt Place	Las Vegas, NV	202	Fee Simple	1.0%
Hampton Inn	Albany, NY	153	Fee Simple	1.3%
Hampton Inn	Cleveland, OH	122	Fee Simple	0.5%
Hampton Inn	Columbus, OH	123	Fee Simple	0.4%
Homewood Suites	Cincinnati, OH	111	Fee Simple	0.5%
Hyatt Place	Cincinnati (Blue Ash), OH	127	Fee Simple	0.4%
Hyatt Place	Columbus, OH	126	Fee Simple	0.6%
Residence Inn by Marriott	Oklahoma City, OK	136	Fee Simple	0.7%
Residence Inn by Marriott	Portland, OR	166	Fee Simple	1.3%
Hampton Inn	Scranton, PA	129	Fee Simple	0.6%
Hampton Inn	State College, PA	119	Fee Simple	0.9%
Hampton Inn	Charleston, SC	124	Fee Simple	0.5%
Hampton Inn	Columbia, SC	120	Fee Simple	0.4%
[illegible] Inn	Charleston, SC	158	Fee Simple	0.8%
Bay[illegible] Inn & Suites	Nashville (Briley), TN	119	Leasehold	0.0%
Courtyard by Marriott	Knoxville, TN	78	Fee Simple	0.7%
Hampton Inn & Suites [illegible]	Nashville, TN	127	Fee Simple	1.0%
Hampton Inn	Chattanooga, TN	167	Fee Simple	0.4%
Hampton Inn	Memphis, TN	124	Fee Simple	0.8%
Hampton Inn	Pickwick, TN	50	Fee Simple	0.2%
Homewood Suites	Memphis, TN	92	Fee Simple	0.5%

-4-

Property Name	City, State	Rooms	Interest	% of Asset Management Fee
Hyatt Place	Memphis, TN	128	Fee Simple	0.7%
Hyatt Place	Nashville, TN	128	Fee Simple	0.9%
Residence Inn by Marriott	Chattanooga, TN	76	Fee Simple	0.7%
Residence Inn by Marriott	Knoxville, TN	78	Fee Simple	0.6%
Courtyard by Marriott	Dallas, TX	184	Leasehold	1.2%
Fairfield Inn & Suites by Marriott	Dallas, TX	116	Fee Simple	0.6%
Hampton Inn	Dallas, TX	159	Fee Simple	0.5%
Hilton Garden Inn	Austin, TX	122	Fee Simple	0.9%
Homewood Suites	San Antonio, TX	123	Fee Simple	0.9%
SpringHill Suites by Marriott	Austin, TX	104	Fee Simple	0.6%
SpringHill Suites by Marriott	Houston, TX	122	Fee Simple	0.3%
SpringHill Suites by Marriott	San Antonio, TX	112	Leasehold	0.4%
Hampton Inn	Norfolk, VA	117	Leasehold	0.7%
Hyatt Place	Richmond, VA	126	Fee Simple	0.5%
Comfort Inn	Rutland, VT	104	Fee Simple	0.2%
Residence Inn by Marriott	Burlington, VT	96	Fee Simple	0.4%
Hampton Inn	Beckley, WV	108	Fee Simple	1.0%
Hampton Inn	Morgantown, WV	107	Fee Simple	1.0%
Courtyard by Marriott	San Diego, CA	145	Fee Simple	2.1%
Hampton Inn	Meriden, CT	124	Fee Simple	0.3%
Hampton Inn	Milford, CT	148	Fee Simple	0.5%
Comfort Inn	Jacksonville Beach, FL	177	Fee Simple	1.1%
Hampton Inn	Orlando, FL	170	Fee Simple	0.8%
Homewood Suites	Orlando, FL	252	Fee Simple	1.7%
Residence Inn by Marriott	Jacksonville, FL	78	Fee Simple	0.5%
Courtyard by Marriott	Dalton, GA	93	Fee Simple	[illegible]
Homewood Suites	Augusta, GA	65	Fee Simple	0.5%
TownePlace Suites by Marriott	Savannah, GA	95	Fee Simple	0.6%
Hampton Inn	Chicago (Naperville), IL	128	Fee Simple	0.7%
Hampton Inn	Urbana, IL	130	Fee Simple	1.0%
Hampton Inn	Indianapolis, IN	128	Fee Simple	0.5%
Hilton Garden Inn	Louisville, KY	112	Fee Simple	0.7%
Hampton Inn	Ann Arbor, MI	149	Fee Simple	0.8%
Hampton Inn	East Lansing, MI	86	Fee Simple	0.6%
SpringHill Suites by Marriott	Asheville, NC	88	Fee Simple	0.6%
Hilton Garden Inn	Albuquerque, NM	129	Fee Simple	0.9%
Hampton Inn	Knoxville, TN	118	Fee Simple	0.3%
Courtyard by Marriott	Houston, TX	176	Fee Simple	1.2%
Hampton Inn	Austin, TX	121	Fee Simple	0.7%
Hampton Inn	College Station, TX	133	Fee Simple	0.7%
Hampton Inn	San Antonio, TX	160	Fee Simple	1.3%
[illegible] Suites	Seattle, WA	161	Fee Simple	[illegible]
			Total.	100.0%

-5-

SCHEDULE 2.18

(Amended and Restated Schedule C to Original Loan Agreement)

Whitehall / Equity Inns Properties with Liquor Licenses

STATE	HOTEL NO	BRAND	LOCATION	LICENSE HELD BY

	168	Haytt Place	Birmingham	W2007 Equity Inns Realty, LLC (Property Owner)

AL	197	Courtyard	Mobile	W2007 Equity Inns Realty, LLC (Property Owner)

	218	Residence Inn	Mobile	W2007 Equity Inns Realty, LLC (Property Owner)

AZ	111	Residence Inn	Tucson	W2007 Equity Inns Realty, LLC (Property Owner)

CA	213	Courtyard	San Diego	Carlsbad HHG Hotel Development Limited Partnership (Manager Entity)
	235	Residence Inn	El Segundo	Huntington Pacific Hotels, LLC (Manager Entity)

CO	109	Residence Inn	Colorado Springs	W2007 Equity Inns Realty, LLC (Property Owner)

FL	95	Comfort Inn	Jacksonville Beach	W2007 EQI Jacksonville Beach Partnership, L.P. (Property Owner/Ground Leasee)

SCHEDULE 2.18

(Revised Schedule C to Original Loan Agreement)

Whitehall / Equity Inns Properties with Liquor Licenses

STATE	HOTEL NO	BRAND	LOCATION	LICENSE HELD BY

	176	Homewood Suites	Orlando	W2007 EQI Orlando Partnership, L.P. (Property Owner/Ground Leasee)

	181	Residence Inn	Tallahassee	McKibbon Hotel Management, Inc. (Manager Entity)

	216	Courtyard	Orlando	McKibbon Hotel Management, Inc. (Manager Entity)

	178	Courtyard	Tallahassee	McKibbon Hotel Management, Inc. (Manager Entity)

	180	Courtyard	Gainesville	McKibbon Hotel Management, Inc. (Manager Entity)

	199	Residence Inn	Jacksonville	Archon Hospitality, L.P. (Manager Entity)

	201	Courtyard	Jacksonville	Archon Hospitality, L.P. (Manager Entity)

	203	Residence Inn	Sarasota	McKibbon Hotel Management, Inc. (Manager Entity)

	204	Courtyard	Sarasota	McKibbon Hotel Management, Inc. (Manager Entity)

	214	SpringHill Suites	Sarasota	W2007 McKibbon Hotel Group of Sarasota Florida #3, L.P. (Property Owner/Ground Leasee)

SCHEDULE 2.18

(Revised Schedule C to Original Loan Agreement)

Whitehall / Equity Inns Properties with Liquor Licenses

STATE	HOTEL NO	BRAND	LOCATION	LICENSE HELD BY

	219	Embassy Suites	Orlando	W2007 Equity Inns Realty, LLC (Property Owner)

	158	Hyatt Place	Tampa	W2007 Equity Inns Realty, LLC (Property Owner)

	155	Hyatt Place	Miami	W2007 Equity Inns Realty, LLC (Property Owner)

	147	Homewood Suites	Augusta	Crossroads Hospitality Company, L.L.C. (Manager Entity)

	192	Courtyard	Dalton	Dalton Courtyard Bar, Inc. (Manager Entity)

GA	185	Courtyard	Athens	McKibbon Hotel Management, Inc. (Manager Entity)

	186	Residence Inn	Savannah	McKibbon Hotel Management, Inc. (Manager Entity)

	194	Residence Inn	Macon	McKibbon Hotel Management, Inc. (Manager Entity)

ID	161	Residence Inn	Boise	W2007 Equity Inns Realty, LLC (Property Owner)

IL	175	Homewood Suites	Chicago	W2007 Equity Inns Realty, LLC (Property Owner)

SCHEDULE 2.18

(Revised Schedule C to Original Loan Agreement)

Whitehall / Equity Inns Properties with Liquor Licenses

STATE	HOTEL NO	BRAND	LOCATION	LICENSE HELD BY

	230	Courtyard	Chicago (Elmhurst)	ENN Elmhurst, L.L.C. (Lessor) (will be moving into W2007 Equity Inns Realty, L.L.C. (Manager Entity)) pending jurisdictional approvals

IN	153	Hyatt Place	Indianapolis	W2007 Equity Inns Realty, LLC (Property Owner)

KS	156	Hyatt Place	Kansas City	W2007 EQN Kansas SPE, L.L.C. (Owner Entity)

	193	Hilton Garden Inn	Louisville	Big Blue Bar, Inc. (Manager Entity)

	200	Courtyard	Bowling Green	Big Blue Bar, Inc. (Manager Entity)

KY	223	Courtyard	Lexington	W2007 Equity Inns Realty, LLC (Property Owner)
	224	Courtyard	Louisville	W2007 Equity Inns Realty, LLC (Property Owner)

	225	SpringHill Suites	Lexington	W2007 Equity Inns Realty, LLC (Property Owner)

	229	Residence inn	Lexington	W2007 Equity Inns Realty, LLC (Property Owner)

LA	167	Hyatt Place	Baton Rouge	W2007 Equity Inns Realty, LLC (Property Owner)

SCHEDULE 2.18

(Revised Schedule C to Original Loan Agreement)

Whitehall / Equity Inns Properties with Liquor Licenses

STATE	HOTEL NO	BRAND	LOCATION	LICENSE HELD BY

MD	166	Hyatt Place	Baltimore	W2007 Equity Inns Realty, LLC (Property Owner)

MN	172	Hyatt Place	Minneapolis	W2007 Equity Inns Realty, LLC (Property Owner)

NC	183	Courtyard	Ashville	W2007 Equity Inns Realty, LLC (Property Owner)

NE	90	Residence Inn	Omaha	W2007 Equity Inns Realty, LLC (Property Owner)

NM	165	Hyatt Place	Albuquerque	Archon Hospitality, L.P. (Manager Entity)
	226	Hilton Garden Inn	Albuquerque	Gateway Lodging, Inc. (Manager Entity)

NV	169	Hyatt Place	Las Vegas	W2007 Equity Inns Realty, LLC (Property Owner)

	160	Homewood Suites	Cincinnati	W2007 Equity Inns Realty, LLC (Property Owner)

OH	150	Hyatt Place	Cincinnati	Archon Hospitality, L.P. (Manager Entity)

	151	Hyatt Place	Columbus	Archon Hospitality, L.P. (Manager Entity)

SCHEDULE 2.18

(Revised Schedule C to Original Loan Agreement)

Whitehall / Equity Inns Properties with Liquor Licenses

STATE	HOTEL NO	BRAND	LOCATION	LICENSE HELD BY

SC	94	Holiday Inn	Charleston	W2007 Equity Inns Realty, LLC (Property Owner)

	170	Hyatt Place	Memphis	W2007 Equity Inns Realty, LLC (Property Owner)

	173	Hyatt Place	Nashville/Franklin	W2007 Equity Inns Realty, LLC (Property Owner)

TN	184	Residence Inn	Chattanooga	McKibbon Hotel Group of Chattanooga (Manager Entity)
	182	Residence Inn	Knoxville	McKibbon Hotel Group of Tennessee #2 L.P. (Manager Entity)

	196	Courtyard	Knoxville	McKibbon Hotel Group of Tennessee (Manager Entity)

	206	Hampton	Franklin	W2007 Equity Inns Realty, LLC (Property Owner)

TX	227	Hilton Garden Inn	Austin	Lone Rock Bar, Inc. (Manager Entity)
	177	Courtyard	Houston	W2007 EQI Houston SPE, L.L.C. (Owner Entity)

WA	174	Homewood Suites	Seattle	W2007 EQI Seattle Partnership, L.P. (Property Owner/Ground Leasee)

SCHEDULE 2.18

(Revised Schedule C to Original Loan Agreement)

Whitehall / Equity Inns Properties with Liquor Licenses

STATE	HOTEL NO	BRAND	LOCATION	LICENSE HELD BY

VA	157	Hyatt Place	Richmond	W2007 Equity Inns Realty, LLC (Property Owner) and Archon Hospitality, L.P. (Manager Entity)

SCHEDULE 2.18

(Revised Schedule C to Original Loan Agreement)

SCHEDULE 2.19

(Amended and Restated Schedule D to Original Loan Agreement – Material Agreements)

Asset Name:	Contractor:

Courtyard Athens	Timberridge

Courtyard Athens	Timberridge

Courtyard Dallas	Steve Hoegger

Courtyard Jacksonville	Allied Const

Embassy Suites Orlando	Insight

Hampton Inn Chicago (Gurnee)	Hatchett Hospitality

Hampton Inn Chicago (Gurnee)	Hatchett Hospitality

Hampton Inn Kansas City	Hatchett Hospitality

Hampton Inn Scranton	Innvision

Hampton Inn Scranton	Allied

Residence Inn (North-175) Tampa	Timberridge

SCHEDULE 2.19

(Revised Schedule D to Original Loan Agreement)

Residence Inn (North-175) Tampa	Timberridge

Residence Inn Boise	Guest Supply

Residence Inn Boise	Taylor Construction

Residence Inn Boise	Taylor Construction

Residence Knoxville	Timberridge

Residence Inn Mobile	Timberridge

Residence Inn Mobile	Timberridge

Residence Inn Omaha	Allied Const

Residence Inn Princeton	Absolute Security

Residence Inn Savannah	Timberridge

SpringHill Suites Grand Rapids	Timberridge

SpringHill Suites Grand Rapids	Timberridge

SpringHill Suites Houston	ProCon

SpringHill Suites San Antonio	Imperial Construction

SCHEDULE 2.19

(Revised Schedule D to Original Loan Agreement)

SCHEDULE 4

(Post-Closing Deliveries)

1. Section 4.2 - Mezzanine Lender and Borrower to provide satisfactory evidence, including filed UCC-3 termination statements, that all liens filed against Operating Partnership with respect to Mezzanine Loans B through G have been released, within five (5) Business Days following the Modification Closing Date.

2. Section 4.5 - Lender to review summaries and documents provided by Borrower under Section 4.5, and Lender and Borrower to cooperate in finalizing the delivery of all required documents under Section 4.5 within thirty (30) days following the Modification Closing Date.

3. Section 4.7 – The parties acknowledge that they are closing on “gap” coverage, and that Mortgage Modifications will be recorded post-closing. Borrower will cooperate in fixing any technical corrections that need to be made, and providing additional release or termination documents needed with respect to TRS Leases, in order to enable all Mortgage Modifications to be recorded and final title endorsements issued in accordance with the “gap” commitment.

4. Section 4.9 – Any remaining local counsel opinions not delivered at closing (including original opinions with respect to copies delivered at closing) will be delivered within thirty (30) days following the Modification Closing Date.

SCHEDULE 4

(Post-Closing Deliveries)